The latest report from your
Fund's management team

SEMIANNUAL REPORT


Declaration Trust

Growth      V.A. Financial Industries Fund
            V.A. 500 Index Fund
            V.A. International Fund
            V.A. Large Cap Growth Fund
            (formerly V.A. Growth Fund)
            V.A. Mid Cap Growth Fund
            (formerly V.A. Special Opportunities Fund)
            V.A. Regional Bank Fund
            V.A. Small Cap Growth Fund
            (formerly V.A. Emerging Growth Fund)
------------------------------------------------------
Growth      V.A. Core Equity Fund
& Income    (formerly V.A. Independence Equity Fund)
            V.A. Large Cap Value Fund
            (formerly V.A. Growth & Income Fund)
            V.A. Sovereign Investors Fund
------------------------------------------------------
Income      V.A. Bond Fund
            V.A. High Yield Bond Fund
            V.A. Money Market Fund
            V.A. Strategic Income Fund

JUNE 30, 1999

A 7/16" x 7/16" John Hancock Funds logo at the bottom of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."



Table of Contents
                                                               Page
1) Chairman's Message                                             3

2) Portfolio Manager Commentary

This commentary reflects the views of the portfolio managers or portfolio management teams through the end of the Fund's period discussed in this report. Of course, the managers' or team's views are subject to change as market and other conditions warrant.

Growth
V.A. Financial Industries Fund                                    4
V.A. 500 Index Fund                                               7
V.A. International Fund                                          10
V.A. Large Cap Growth Fund                                       13
V.A. Mid Cap Growth Fund                                         16
V.A. Regional Bank Fund                                          19
V.A. Small Cap Growth Fund                                       22

Growth & Income
V.A. Core Equity Fund                                            25
V.A. Large Cap Value Fund                                        28
V.A. Sovereign Investors Fund                                    31

Income
V.A. Bond Fund                                                   34
V.A. High Yield Bond Fund                                        37
V.A. Money Market Fund                                           40
V.A. Strategic Income Fund                                       42

3) Financial Statements                                          45

4) Notes To Financial Statements                                115


TRUSTEES

Edward J. Boudreau, Jr.
Stephen L. Brown
Dennis S. Aronowitz *
Richard P. Chapman, Jr. *
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt *
Richard S. Scipione
* Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Investment Officer and
Chief Operating Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIANS

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
V.A. Bond Fund
V.A. Core Equity Fund
V.A. Financial Industries Fund
V.A. High Yield Bond Fund
V.A. Large Cap Growth Fund
V.A. Large Cap Value Fund
V.A. Mid Cap Growth Fund
V.A. Regional Bank Fund
V.A. Small Cap Growth Fund
V.A. Sovereign Investors Fund
V.A. Strategic Income Fund
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
V.A. 500 Index Fund
V.A. International Fund
V.A. Money Market Fund

TRANSFER AGENT

John Hancock Servicing Center
P.O. Box 9298
Boston, Massachusetts 02205-9298

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISERS

John Hancock Advisers International Limited
34 Dover Street
London, England W1X3RA
V.A. International Fund
Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109
V.A. Core Equity Fund

ISSUER

John Hancock Mutual
Life Insurance Company
John Hancock Variable
Life Insurance Company*
200 Clarendon Street
Boston, Massachusetts 02117
*Not Licensed in New York

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


CHAIRMAN'S MESSAGE

[A 1" x 1-1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to first paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Financial Industries Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

John Hancock V.A. Financial Industries Fund

Inflation fears spark rising interest rates

Over the last six months, the stock market continued its late-1998 rebound, lifted by the stronger-than-expected U.S. economy and solid corporate earnings growth. Large-company growth stocks led the charge again until April, when investor sentiment shifted toward segments that began to look attractive after having languished for so long. Cyclical stocks -- those most sensitive to changes in the economy -- reaped the biggest rewards through the end of June.

Financial stocks followed the market's trends, with the largest companies driving the sector's rebound, including money-center banks and investment bankers. Smaller and mid-sized banks and brokers did not fare as well, despite solid earnings. However, as fears grew that the economy's robust growth would awake inflation, interest rates rose steadily, cutting short the rebound of interest-sensitive financial stocks.

"There were
 several
 high-profile
 mergers
 in the
 insurance
 group..."

Fund performance review

For the six months ended June 30, 1999, John Hancock V.A. Financial Industries Fund posted a total return of 4.57% at net asset value. That compared to the 7.20% return of the average open-end financial services fund and the 13.33% return of the average variable annuity specialty fund, according to Lipper, Inc. Historical performance information can be found on page 6.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is American Express 4.6%, the second is Legg Mason 4.1%, the third Fiserv 3.6%, the fourth Berkshire Hathaway 3.4% and the fifth Wells Fargo 3.1%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Large beats small; REITs rebound

The Fund benefited from its holdings in the best-performing money-center, investment banking and large brokerage stocks, such as Chase Manhattan, American Express and Morgan Stanley Dean Witter. Real estate investment trusts (REITs), which had lagged the market for at least the last year and held the Fund back, staged a rebound in April with a surge in cyclical stocks and with the recent REIT acquisitions by Warren Buffett, a respected value investor.

Europe lags

The weakness of the new European currency, the euro, caused many of our foreign banks in EMU-member countries to post disappointing results in dollar terms. Nonetheless, we increased our holdings in European banks and insurers slightly, because we believe the positive trends of consolidation and new focus on shareholder value remain in place.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 4.57% total return for John Hancock V.A. Financial Industries Fund. The second bar represents the 7.20% total return for Average open-end financial services fund. The third bar represents the 13.33% total return for Average variable annuity specialty fund. A note below the chart reads "The total return for John Hancock V.A. Financial Industries Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Banks: lackluster stocks, consolidation pickup

Small and mid-sized U.S. banks, which represented 16% of the Fund's net assets, stayed in the doldrums during the period, despite solid earnings. The last two quarters saw bank earnings continue the 12% to 14% growth rate that we saw throughout 1998. The strong economy helped banks produce better-than-expected domestic loan growth.

The pace of merger activity slowed early in the year, as banks grew reluctant to enter into mergers with the computer changeover to the Year 2000 looming. It began to pick up in May, however, as Year 2000 issues subsided, since by then, any merger wouldn't actually get implemented until next year. Furthermore, a proposed change in the method of accounting for mergers could be enacted possibly as early as next year. We believe banks are taking advantage of the current, and preferred, "pooling" accounting method before it is eliminated. The major transaction of the period was the March announcement that Boston's Fleet Bank would acquire BankBoston. We think the merger is a good one that should provide the banks with cost savings and increased future earnings.

Insurance mixed

There were several high-profile mergers in the insurance group, involving foreign insurers buying American counterparts. Chief among them were Transamerica, which was acquired by Aegon, and American Bankers Insurance, which was acquired by Fortis. We took profits and sold out of our stakes in Transamerica and American Bankers Insurance on the good news. Beyond that, the insurance group -- the Fund's top sector at 30% of net assets -- produced mixed results. During the period, we rebalanced our insurance holdings by paring our stake in poor-performing property and casualty names and adding to our life and annuity companies, such as ReliaStar Financial, Fortis and Equitable Cos., because we believe the fundamentals and growth prospects for their businesses are better.

"After
 their recent
 struggles,
 many
 financial-stock
 valuations are
 compelling..."

Regulatory reform progress

Landmark financial reform legislation aimed at repealing restrictive and obsolete regulations is quickly moving ahead, with both the House and Senate banking committees having approved different versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies.

A look ahead

After their recent struggles, many financial-stock valuations are compelling, selling at a large discount to the market, even as earnings growth remains equal to, or better than, the S&P 500 Index. We will continue to apply in-depth fundamental company analysis and our extensive knowledge of the financial industry to maintain a portfolio of quality financial stocks that have the potential to provide superior results over time.

---------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (4/30/97)
                                     -------         -------
Cumulative Total Returns               1.05%          53.32%
Average Annual Total
Returns(1)                             1.05%          21.83%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 1.05% and 21.72%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Financial Industries Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $17,711 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Financial Industries Fund on April 30, 1997 and is equal to $15,327 as of June 30, 1999.



BY ROGER HAMILTON, CFA, PORTFOLIO MANAGER

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. 500 Index Fund. Caption below reads "Fund management team members Barry Evans (l) and Roger Hamilton (r)."]

John Hancock V.A. 500 Index Fund

S&P 500 Index posts double-digit returns in first six months of 1999

Despite some serious ups and downs, the four-year bull market in large capitalization Standard & Poor's 500 Index stocks continued in the first six months of 1999. Against an environment characterized by low interest rates, modest inflation and strong economic growth, investors increasingly gravitated toward an ever-smaller handful of stocks with strong earnings growth from January through March. The tide turned in the second quarter, however, on fears that inflation and interest rates would move higher in response to stronger-than-expected economic growth. Rising interest rates make investors less willing to pay high prices for future earnings. Value stocks -- which are priced on the basis of their assets, rather than earnings growth -- and long-overlooked small-company stocks took over market leadership.

Fund outperforms Index

For the six-month period ended June 30, 1999, John Hancock V.A. 500 Index Fund had a total return of 12.42% at net asset value. By comparison, the S&P 500 Index returned 12.38% and the average variable annuity S&P 500 Index objective fund had a total return of 12.10%, according to Lipper, Inc. Historical performance information can be found on page 9.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Microsoft 3.9%, the second is General Electric 3.2%, the third IBM 2.0%, the fourth Wal-Mart Stores 1.8% and the fifth Cisco Systems 1.7%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Our goal is to have the Fund's holdings closely track those of the S&P 500 Index, while minimizing the costs associated with buying and selling shares of stocks. Although there are frequent changes in the composition of the Index, we re-balance the Fund's holdings less frequently to keep our transaction costs at a minimum. When we get new money that cannot immediately be deployed into Index components, we buy S&P 500 Stock Index futures. They allow us to participate in the Index's performance without incurring the transaction costs of buying stocks.

"Software
 giant
 Microsoft
 made the
 biggest
 contribution
 to the S&P
 500 Index's
 return..."

Tech leads pack again

Technology stocks continued to dominate the market in the first half, with the tech sector of the S&P 500 returning almost 25% through the first six months of 1999. Fueling tech stocks' climb was enthusiasm about the growth of the Internet and its potentially significant impact on the growth of hardware and software companies. Software giant Microsoft made the biggest contribution to the S&P 500 Index's return, in part because it's the Index's largest company. On this capitalization-weighted basis, IBM came in second. Cisco Systems, a leading equipment supplier to Internet companies, made the third-largest contribution. Cisco's year-to-date gains made it the fifth largest in the stock market, with a market value of over $200 billion, having appreciated more than 400-fold since its initial public offering in 1990. America Online, a new addition to the S&P 500 Index this year, also posted strong gains on subscriber and advertising growth. Tech cousins Hewlett-Packard and Lucent Technologies also were among the Index's top performers.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.42% total return for John Hancock V.A. 500 Index Fund. The second bar represents the 12.10% total return for Average variable annuity S&P 500 Index objective fund. A note below the chart reads "The total return for John Hancock V.A. 500 Index Fund is at net asset value with all distributions reinvested. The average variable annuity S&P 500 Index objective fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"In light of
 the strong
 U.S. economy,
 we believe
 that corporate
 earnings
 will remain
 strong."

Other leaders

Several non-technology companies were significant contributors to the S&P 500 Index's six-month performance. Citigroup, the nation's second-largest bank, beat earnings estimates with strong results, thanks in large part to the turnaround of its Salomon Smith Barney brokerage unit. General Electric was fueled by strength in most of its diverse business lines, including GE Capital and NBC. Wal-Mart Stores, the world's largest retailer, got a lift from historically high consumer spending, while Royal Dutch Petroleum got a boost from rising oil prices.

S&P laggards

The biggest detractors from the Index's performance came from several different industry sectors. Philip Morris sank in response to dwindling sales in economically troubled Eastern Europe and parts of Asia and Latin America. In addition, the stock was stung by two courtroom defeats, one which awarded record damages of $80 million to an individual smoker who brought suit against the company. Drug giant Pfizer suffered a number of pitfalls, including slower sales of its impotence-treatment drug Viagra and arthritis drug Celebrex, as well as severe restrictions on the use of its new antibiotic, Trovan. First Union tumbled as it continued to revise profit estimates downward due to problems it had digesting the bank's acquisitions. After stumbling in 1998, Compaq never regained its footing, because it was plagued by doubts about the company's direction and leadership.

Outlook

Whether or not large-company growth stocks regain their advantage over small-company and value stocks during the remainder of the year depends on whether investors focus on earnings growth or inexpensive stock prices. As for stocks in general, we remain optimistic for the balance of 1999. In light of the strong U.S. economy, we believe that corporate earnings will remain strong. In addition, we think that interest rates will remain relatively stable or fall. Either scenario provides a reasonably favorable backdrop for stocks. We're likely to view any temporary uptick in inflation as a cyclical blip since, in our view, productivity growth should keep a lid on inflation.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              22.80%         108.58%
Average Annual Total
Returns(1)                            22.80%          29.60%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's other expenses to 0.25% and management fee to 0.10% of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 22.45% and 29.25%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. 500 Index Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. 500 Index Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $22,516 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. 500 Index Fund on August 29, 1996 and is equal to $20,858 as of June 30, 1999.



BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. International Fund. Caption below reads "Fund portfolio managers (l-r):
Gerardo Espinoza, Miren Etcheverry and John Wills."]

John Hancock V.A. International Fund

Asia and emerging markets come roaring back

Leadership in overseas markets changed dramatically over the last six months, as last summer's global economic turmoil began to subside. Perhaps the biggest story was the resurgence of Japan and the recession-ravaged emerging Asian and Latin American markets. In Japan, foreign investors long underweighted in the second-largest market began pouring money in as signs of life re-appeared in the economy, a bank rescue program was implemented and several large corporate restructurings were announced.

"Our stake
 in Japan
 doubled over
 the period..."

Latin American markets began to soar after Brazil demonstrated its ability to control the effects of its currency devaluation in January. A strong U.S. economy and stock market, a rebound in cyclical stocks and rising commodity prices also helped these commodity-dependent emerging markets.

Offsetting those strong advances were the markets of Europe which, after leading foreign markets in 1998, took a breather because of a slowdown in economic growth and the unexpected decline of the new euro currency. Its nearly 15% drop took investors by surprise especially given their original expectation that it would strengthen after its January 1 launch.

[Pie chart at bottom left hand column with heading "Portfolio Diversification". The chart is divided into seven sections (from top to left): Canada 5%, U.K. Ireland 18%, Short-Term Investments & Other 5%, Continental Europe 40%, Latin America 2%, Japan 22% and Pacific Rim ex-Japan 8%. A note below the chart reads "As a percentage of net assets on June 30, 1999."]

Stability holds Fund back

For the six months ended June 30, 1999, John Hancock V.A. International Fund posted a total return of 0.82%. By comparison, the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index returned 6.22% and the average variable annuity international fund returned 8.12%. Historical performance information can be found on page 12.

Given the uncertainty that reigned in world markets for the first several months of this year, we sought to maintain a portfolio that represented stability in a volatile world through both our country and stock selections. This emphasis on stability, which had helped us last year, held us back versus our peers this year, since it meant we had an overweighting in Europe as it lagged, and underweighted stakes in Asia, the emerging markets and cyclical stocks as they began their sharp rebounds.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 0.82% total return for John Hancock V.A. International Fund. The second bar represents the 8.12% total return for Average variable annuity international fund. A note below the chart reads "The total return for John Hancock V.A. International Fund is at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Shifting assets to Asia, emerging markets

Because we try to manage the Fund's risk by focusing on stability, we tend not to be the first ones back into markets on the verge of recovery. This means we may miss the first part of a move up, but it also means we are aiming to fall less when there are sharp declines. Starting in April, however, once we saw more stability and improved prospects for recoveries in Japan and emerging markets, we repositioned the portfolio to up our stakes in those regions. In particular, we re-introduced small stakes in Hong Kong, Singapore, South Korea, Thailand, Indonesia, Taiwan, China and Brazil.

Japan doubles

Our stake in Japan doubled over the period, from 11% to 22%, through a combination of strong performance and additional names, so that we ended the period in line with our peers. There, we are targeting companies involved with corporate restructurings, such as those recently announced by Fund holdings Sony and NTT Data. We also see opportunities in the housing and construction sectors that stand to benefit from the government's fiscal stimulus program. We are also paying attention to exporters, since the government is re-committed to preventing the yen from strengthening too much.

Europe: cut back but still important

Although we moved to a more average weighting in Europe to take advantage of opportunities elsewhere, we nonetheless are maintaining an important stake. We still believe in the long-term opportunities stemming from corporate restructurings, mergers and industry consolidation. Restructurings benefited Vodafone Group and Royal Philips Electronics, while industry consolidation boosted Italy's Banca Popolare di Brescia and France's oil companies Total and Elf Aquitaine. The fast growth in cellular communications caused our top holding Nokia to remain our best performer.

In addition, Asia's recovery has helped the outlook for growth in Germany -- Europe's largest economy -- given the importance of its manufacturing and export sector. This has contributed to a sense that European recovery is underway, although some countries, such as Italy, still lag. While we like France, we slightly reduced our overweighting there and moved out of Belgium's more defensive utility companies.


"Our optimism
 is growing
 about the
 prospects for
 international
 equities."

A look ahead

Our optimism is growing about the prospects for international equities. Stronger-than-expected world economic growth, due to the re-emergence of Asia and the emerging markets, and a further recovery in European growth, are bolstering our enthusiasm.

At the corporate level, restructuring is becoming a global theme, moving from the U.S. to Europe and now Asia, as we have seen recently in Japan. We will continue to emphasize those companies actively pursuing restructurings, and will rotate among industry sectors, selling on strength and buying sectors that are more attractively valued. We will also keep monitoring U.S. interest rates to see whether the recent hike by the Federal Reserve was an isolated event or the first in a series of moves, since rising rates could put the brakes on our expectations for growth.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns               1.64%          31.98%
Average Annual Total
Returns(1)                             1.64%          10.28%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 0.16% and 8.87%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets. The index represents securities that are freely traded on a variety of equity exchanges around the world.

Line chart with the heading John Hancock V.A. International Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,853 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. International Fund on August 29, 1996 and is equal to $13,198 as of June 30, 1999.



BY DAVID L. EISENBERG, CFA AND GEOFFREY PLUME, CFA, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Large Cap Growth Fund. Caption below reads "Fund management team members (l-r): John Golden, David Eisenberg and Geoffrey Plume."]

John Hancock V.A. Large Cap Growth Fund

Rapidly changing market for growth stocks

Effective May 1, 1999, John Hancock V.A. Growth Fund was renamed John Hancock V.A. Large Cap Growth Fund to better describe how the Fund invests.

Recently, David Eisenberg, senior vice president and chief equity strategist for John Hancock Funds, assumed leadership of the Fund's management team on an interim basis, joining fund management team members Geoffrey Plume and John Golden.

In the first half of 1999, the stock market continued to shake off the effects of last year's global financial market turmoil. As growth expectations for the economy were raised, rather than lowered, the narrow band of large-cap growth stocks that had led the market for the past few years powered to new heights by the end of March.

Beginning in April, however, leadership moved away from large-cap growth stocks toward previously out-of-favor areas, including more economically sensitive value stocks, small-cap and energy stocks. At the same time, fears that this robust economy could spark inflation sent interest rates up in expectation of a pre-emptive move by the Federal Reserve to raise short-term interest rates, which it did on June 30. This put a damper on stocks with already lofty valuations, such as technology, pharmaceutical and retail stocks, and also hurt interest-rate-sensitive financial stocks for most of the second quarter.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Microsoft 4.1%, the second is Tyco International 3.2%, the third Wal-Mart Stores 3.0%, the fourth Intel 2.9% and the fifth Kroger 2.9%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Mixed six-month performance

John Hancock V.A. Large Cap Growth Fund's strong weightings in technology, retail and financial stocks helped us handily outperform our peers in the first three months of the year, but held us back in the last three, so that our relative performance lagged overall. For the six months ended June 30, 1999, the Fund posted a total return of 10.55% at net asset value, compared to the 12.69% return of the average variable annuity growth fund, according to Lipper, Inc. Historical performance information can be found on page 15.

 "...technology
 sector,
 including
 telecommunications,
 remains a
 fertile ground
 for growth..."

Capitalizing on market changes

Early in the period, we began to shift focus slightly from companies with resilient earnings growth to those demonstrating accelerating growth potential, given the economy's current strength. As value and cyclical stocks recovered, we also looked selectively for growth companies that, while showing the potential for accelerated earnings, may have come under pressure for any number of reasons. Consequently, their accelerated earnings growth potential may be slightly further out on the horizon.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 10.55% total return for John Hancock V.A. Large Cap Growth Fund. The second bar represents the 12.69% total return for Average variable annuity growth fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity growth fund is tracked by Lipper, Inc. See the following page for historical performance information."]

For example, we've recently added small positions in software companies, including BMC Software and Oracle, that have posted earnings disappointments because corporate preparations for the year 2000 had caused a slowdown in orders. Yet, we believe the market will soon look beyond their current uncertainties and recognize these companies' strong growth potential. We also re-established a position in supermarket company Kroger and bought household-products company Clorox, both of which have solid earnings prospects but fell out of investor favor in the spring.

"The
 fundamentals
 of the U.S.
 economy
 remain
 strong..."

Portfolio broadens

We further adapted to the market's turnabout by expanding the Fund's industry exposure to include companies that are now benefiting from the resiliency of the U.S. economy and investors' general sense of economic well being. The areas included:

Diversified industrials. Over the period, we purchased several large growth conglomerates, including Textron, AlliedSignal and United
Technologies. All look attractive on a risk/reward basis given their proven ability to adapt to changing market environments.

Energy-related. A depressed energy sector in 1998 produced highly attractive valuations in many energy-related companies. We invested in Schlumberger, Baker Hughes, and Halliburton, three oil field service companies that are now riding the wave of rising oil prices.

Economically sensitive stocks. Pitney Bowes, Gannett, Chancellor Media and Outdoor Systems are examples of several new holdings that are reaping profits from the current economy.

Large weighting in technology-related stocks

The broad technology sector, including telecommunications, remains a fertile ground for growth opportunities, although we cut back the Fund's weighting in late May by selling AT&T and reducing our position in MCI WorldCom. We also emphasized computer hardware companies, including EMC Corp. Within the telecommunications part of the sector, we favored companies such as Lucent Technologies and Sprint.

Financials: key focus in the first quarter

After getting hit hard in 1998, financial stock prices became compelling. We bolstered the Fund's stake in such companies as Providian Financial, Citigroup and Bank of America. All significantly contributed to the Fund's performance in the first quarter. However, as the specter of rising interest rates became a reality, these holdings took the brunt of investors' disinterest. We slightly trimmed our financial exposure and redeployed assets into the attractively valued pharmaceutical arena, which now stands poised to once again deliver solid results.

A look ahead

Despite investors' recent preference for economically sensitive value stocks, we find good reason to be optimistic. The fundamentals of the U.S. economy remain strong and the Fed's commitment to keeping inflation at bay should lend further support to the profit potential of corporate America. In this type of environment, we will not stray from our large-cap growth focus, but will remain flexible to take advantage of varying opportunities as they arise.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              22.45%          47.80%
Average Annual Total
Returns(1)                            22.45%          14.77%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 22.26% and 13.71%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Large Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $22,516 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Growth Fund on August 29, 1996 and is equal to $14,780 as of June 30, 1999.



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Mid Cap Growth Fund. Caption below reads "Mid Cap Growth Fund management team members (l-r)" Barbara Friedman, Lisa Welch and John Golden."]

John Hancock V.A. Mid Cap Growth Fund

Investor interest broadens; mid-cap stocks take off

Effective May 1, 1999, John Hancock V.A. Special Opportunities Fund was renamed John Hancock V.A. Mid Cap Growth Fund to better describe how the Fund invests.

Despite continued volatility, the U.S. stock market reached new heights during the first half of 1999. The U.S. economy remained strong with few signs of rising inflation. And corporate earnings continued to grow, even as U.S. interest rates climbed higher. Most important, the market's gains -- which had been dominated by a select number of large-company growth stocks -- broadened to include a wide variety of sectors. This shift in investor interest led to strong performance by medium-sized companies. For the first six months of 1999, the Russell Midcap Growth Index returned 14.19%, outdistancing the 12.38% return for the Standard & Poor's 500 Index.

"Our 35%
 stake in
 technology
 focused on
 telecommunications
 services..."

Fund rebounds

John Hancock V.A. Mid Cap Growth Fund returned 12.78% at net asset value during the first half of the year. By comparison, the average variable annuity mid-cap fund returned 13.39% over the same period, according to Lipper, Inc. Historical performance information appears on page 18. The Fund's stakes in top-performing sectors like telecommunications and energy helped performance. Unlike many of our peers, we maintained our strategy of focusing on the stocks of pure mid-size companies with market capitalizations between $1 billion and $10 billion throughout the period.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Corning Corp. 1.2%, the second is Frontier Corp. 1.2%, the third Northern Trust Corp. 1.2%, the fourth Guidant Corp. 1.2% and the fifth Outdoor Systems 1.1%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Telecommunications boosts returns

Our 35% stake in technology focused on telecommunications services, which is benefiting from the build-out of long distance and local fiber-optic networks. Among our biggest gainers were companies like NEXTLINK Communications and McLeodUSA, both of which build fiber optic networks in the United States. Another investment, Global Crossing, a company laying fiber lines across the Atlantic, announced its intention to acquire Frontier Corp., a U.S. telecommunications company. With that announcement in March, we sold Global Crossing at a substantial gain and redeployed the assets into Frontier, whose share price has since climbed even higher. Other new purchases included Corning, one of two companies manufacturing fiber for these networks, and Conexant Systems, a leading supplier of semiconductors to the high-growth communications industry. Both contributed heavily to performance.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 12.78% total return for John Hancock V.A. Mid Cap Growth Fund. The second bar represents the 13.39% total return for Average variable annuity mid-cap fund. A note below the chart reads "The total return for John Hancock V.A. Mid Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity mid-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Energy is new

During the winter when oil prices dropped to $10-$11 per barrel, we started buying energy stocks with the expectation that prices would rise and exploration would pick up. Among our purchases were BJ Services and Baker Hughes, which provide services and equipment used on oil drilling rigs, and Burlington Resources, a company that focuses on gas production. Our energy stocks did well as oil and gas prices recovered, economic activity improved worldwide and demand increased.

Cyclicals offer potential

We also built our stake in cyclical stocks that tend to move in tandem with the economy. In particular, we increased our investment in media companies by buying stocks such as Hispanic Broadcasting, which is building a network of Spanish radio stations. We also added to our position in Outdoor Systems, a billboard company that Infinity Broadcasting has subsequently announced plans to acquire. These stocks are benefiting as consumer companies look for more targeted and cost-effective ways to advertise. We also purchased stocks with a cyclical aspect. New additions included Sealed Air, which makes a variety of packaging materials and Avery Dennison, which manufactures name tags and labels. We expect continued strong product demand as well as corporate cost cutting to help both companies do well.

Health care and finance cut

Ongoing concern over government reimbursement for Medicare hurt many health-care services companies, including Omnicare, which distributes drugs to nursing homes. We pared back in this area, expecting these concerns to continue to put pressure on these stocks. We also trimmed our stake in finance, where many stocks suffered from rising interest rates. Our focus remained on companies like Charles Schwab, a discount broker benefiting from the increase in on-line trading, and Northern Trust, a company with significant fee-based businesses including trust services and back-office processing for mutual fund companies.

"...many areas
 - including
 mid-cap
 stocks - still
 offer strong
 earnings
 growth
 prospects..."

A look ahead

During the second half of 1999, we expect the stock market to remain volatile but continue climbing -- although at a somewhat slower pace. The recent hike in U.S. interest rates points to a cooling off of the domestic economy in the coming months. Any slowdown here, however, may be somewhat offset by a pickup in Europe's and Asia's economic growth. The broader sector participation that we saw in the first half should continue, given that many areas -- including mid-cap stocks -- still offer strong earnings growth prospects and attractive valuations relative to large-company names. This bodes well for investors with a long-term investment horizon who are willing to ride out near-term volatility.

---------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/7/98)
                                     -------         -------
Cumulative Total Returns               9.17%          24.45%
Average Annual Total
Returns(1)                             9.17%          15.97%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 6.68% and 13.25%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Stock Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation.

Line chart with the heading John Hancock V.A. Mid Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $14,452 as of June 30, 1999. The second line represents the Russell Midcap Growth Index and is equal to $13,459 as of June 30, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Mid Cap Growth Fund on January 7, 1998 and is equal to $12,445 as of June 30, 1999.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Regional Bank Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggins and Tom Finucane. Sitting (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]

John Hancock V.A. Regional Bank Fund

Interest rates rise, small regional banks lag

Buoyed by a surprisingly strong U.S. economy, solid corporate earnings growth and less turbulence overseas, the stock market continued to advance over the last six months. In the first quarter, the move up continued to be dominated by an increasingly narrow group of large-company growth stocks. As confidence in the economy's strength grew, investors branched out in April to previously overlooked sectors of the market, particularly cyclical stocks, whose fortunes are most closely tied to moves in the economy.

As with the overall market, financial stocks rebounded from last year's economic turmoil; however, the largest financial stocks, including the money-center banks, dominated the sector's advance. The smaller regional banks and thrifts that are the Fund's focus stayed in the doldrums despite solid earnings growth. Early in the year, investors shunned them in pursuit of the hot Internet and technology stocks. Later, this interest-rate-sensitive group fell prey to concerns that the Federal Reserve would raise interest rates, which it did at the end of June.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Comerica, Inc. 4.1%, the second is Mid-State Bancshares 3.6%, the third M&T Bank Corp. 3.4%, the fourth Commerce Bancshares 3.0% and the fifth FirstMerit Corp. 2.9%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Performance review

John Hancock V.A. Regional Bank Fund's emphasis on smaller regional banks caused us to post more modest returns than our peers for the six months ended June 30, 1999. Other financial services funds tend to have much heavier concentrations in the largest banks and also own the large non-bank financial companies that have dominated the sector's performance. For the six months ended June 30, 1999, the Fund posted a total return of 4.20% at net asset value. In the same period, the average open-end financial services fund returned 7.20% and the average variable annuity specialty fund returned 13.33%, according to Lipper, Inc. Historical performance information can be found on page 21.

 "...underlying
 trends that
 have made
 investing in
 bank stocks
 so successful
 ....have
 remained
 firmly in
 place."

Reasons for optimism

Despite short-term market fluctuations, the underlying trends that have made investing in bank stocks so successful over the years have remained firmly in place. Catalysts include:

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 4.20% total return for John Hancock V.A. Regional Bank Fund. The second bar represents the 7.20% total return for Average open-end financial services fund. The third bar represents the 13.33% total return for Average variable annuity specialty fund. A note below the chart reads "The total return for John Hancock V.A. Regional Bank Fund is at net asset value with all distributions reinvested. The average open-end financial services fund and variable annuity specialty fund are tracked by Lipper, Inc. See the following page for historical performance information."]

Industry consolidation: One of the founding principles behind V.A. Regional Bank Fund was to capitalize on ongoing consolidation in the banking industry. The opportunities continue to abound, since the enduring reason for these mergers -- excess capacity in the U.S. banking system -- endures.

"A quickened
 merger
 pace and
 momentum
 for financial
 reform also
 bode well
 for bank
 stocks."

Earlier this year, the number of bank deals abated, but the pace began to pick up during the last two months of the period. Year 2000 issues are subsiding, since by now any mergers won't actually get implemented until next year. What's more, a proposed change in the method of accounting for mergers could be enacted, possibly as early as next year. We believe banks are taking advantage of the current, and preferred, "pooling" accounting method before it is eliminated. To date in 1999, three of the Fund's holdings announced mergers.

Solid fundamentals: The stock market lately has overlooked one very positive ingredient in the bank equation: earnings growth. In the last two quarters, bank earnings have been very solid, continuing the 12% to 14% growth rate we saw in 1998, as the strong economy helped banks produce better-than-expected domestic loan growth and created a pickup in capital markets activity.

Regulatory reform: Financial reform legislation aimed at repealing restrictive and obsolete regulations is quickly moving ahead, with both the House and Senate banking committees having approved different versions of the bill. Although there are still some significant issues to be resolved, we believe it is inevitable that some form of financial deregulation will be enacted, possibly this year. This will set the stage for a new round of consolidation that will produce cross-ownership between financial services companies previously separated by product specialization, such as banks, brokerage firms and insurance companies.

Compelling valuations: The recent disruption has had a silver lining: it made attractive bank stocks inexpensive. Currently, bank stocks are selling at 16 times 1999 earnings, while the average S&P 500 Index stock is selling at 26 times 1999 earnings. That means bank stocks are selling at 60% of the S&P 500's earnings level. This is cheap from a historical perspective, even though bank earnings growth is at least as good as, if not better than, the S&P. As value investors, we'd rather buy good companies with solid fundamentals and prospects at bargain prices and hold on to them, waiting for the inevitable rebound. During this period, we pared our stakes in some of the larger money-center banks and superregionals that had moved up strongly, including Bank of America and Wells Fargo. In their place, we added to our positions in Comerica and Cascade Bancorp, where we see real value.

Going forward

With robust U.S. growth, an improving climate overseas and low inflation, the economic environment remains ripe for further stock market advances. A quickened merger pace and momentum for financial reform legislation also bode well for bank stocks. Regardless of market swings, we will continue to apply in-depth fundamental company analysis and our extensive knowledge of the financial industry to maintain a portfolio of quality regional bank and thrift stocks that have the potential to provide superior results over time.

---------------------------------------------------------------------------
Sector investing is subject to greater risks than the market as a whole.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (5/1/98)
                                     -------         -------
Cumulative Total Returns               1.70%          (2.50%)
Average Annual Total
Returns(1)                             1.70%          (2.15%)

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 1.65% and (2.21%), respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Regional Bank Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Regional Bank Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $12,555 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Regional Bank Fund on May 1, 1998 and is equal to $9,750 as of June 30, 1999.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
LAURA ALLEN, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Small Cap Growth Fund. Caption below reads "Fund management team members (l-r): Anurag Pandit, Bernice Behar and Laura Allen."]

John Hancock V.A. Small Cap Growth Fund

Fund outpaces peers in changing small-cap environment

On May 1, 1999, John Hancock V.A. Emerging Growth Fund's name was changed to John Hancock V.A. Small Cap Growth Fund to better describe how the Fund invests.


The stock market continued to advance during the first six months of 1999, but the period was marked by a significant shift in leadership. For the first three months, growth stocks, especially larger companies, remained the dominant force, as investors favored more visible earnings growth and liquidity in the face of a potential economic slowdown.

"...strong out
 performance
 stemmed
 largely
 from our
 strategic
 moves
 within the
 technology
 sector."

In April, however, as the U.S. economy maintained its robust level of growth and the global economy began to stabilize after last year's turmoil, investors finally branched out. They turned their attention toward parts of the market that had been long overlooked, including cyclical stocks -- those most impacted by changes in the economy's strength -- and value stocks -- those that seem bargain-priced relative to the company's worth. Small-cap stocks, whose prices were also attractive after several years of lagging their larger brethren, also staged a rebound. The latest move was propelled mostly by small-cap value stocks, however, rather than the small-cap growth stocks that are the Fund's focus.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Allegiance Telecom 1.3%, the second is RF Micro Devices 1.2%, the third PLX Technology 1.2%, the fourth Coinstar 1.2% and the fifth Whittman-Hart 1.1%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Fund outperformance

For the six-month period ended June 30, 1999, John Hancock V.A. Small Cap Growth Fund posted a total return of 14.83% at net asset value, compared to the average variable annuity small-cap fund's return of 9.90%, according to Lipper, Inc. Historical performance information can be found on page 24.

Internet strategy pays off

The Fund's strong outperformance stemmed largely from our strategic moves within the technology sector. We began the year with a neutral position in Internet stocks relative to our benchmark Russell 2000 Growth Index, having taking profits after riding the stocks up in a very strong run late last year. By mid-February, however, our weighting grew substantially higher through a combination of continuing strong performance from our core Internet holdings and some further additions. Throughout the sector's ascent, we were also locking in gains on the belief that the Internet sector would retrace some of its recent gains. By the end of April we were back to a neutral stake. We have kept our focus on infrastructure-type companies such as Exodus Communications, AboveNet Communications and Verio, all of which build and maintain company websites.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 14.83% total return for John Hancock V.A. Small Cap Growth Fund. The second bar represents the 9.90% total return for Average variable annuity small-cap fund. A note below the chart reads "The total return for John Hancock V.A. Small Cap Growth Fund is at net asset value with all distributions reinvested. The average variable annuity small-cap fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Standout Internet performers during the period included RealNetworks, which provides audio and video technology for the Internet, and on-line broker E*TRADE Group. As their stocks posted double-digit gains and they grew too large for our small-cap portfolio, we sold them both. Another top holding, Abacus Direct, a leading provider of mailing lists and consumer data to catalog retailers, saw its stock rise after announcing that it would be bought by the premier on-line advertiser Double Click.

Focus on telecommunications

In the semiconductor sub-sector, we like companies that are focused on the fast-growing telecommunications sector. These stocks have done well in the last six months, including RF Micro Devices and QLogic. Telecom service companies such as NEXTLINK Communications and top holding Allegiance Telecom, which both provide enhanced communications services to small and mid-sized markets, also posted strong results as they benefited from industry deregulation.

Health-care services lag

Weaker performance came from the Fund's health-care service companies, which were hammered by fears of further government regulation and changes in Medicare reimbursement levels. This weighed heavily on nursing homes and assisted-living centers, which we sold during the period. The sector's taint hurt even companies like Renal Care Group, which are relatively insulated from such changes. We maintained our position in Renal Care Group because we like the company, its management and its franchise and we were rewarded as the stock regained its previous price levels.

Recent moves

A significant underweighting in financial stocks and cyclical companies helped the Fund earlier in the year, but hurt in April when these groups rebounded. More recently, we added some financial and cyclical exposure when we could find companies that fit our investment criteria of strong and sustainable earnings growth, a dominant market share and proven management. Lately, we've found interesting opportunities among retailers that serve the teenage market, such as Pacific Sunwear of California, since this fast-growing segment of the population has disposable income and tends to spend it. We have also added several radio-broadcasting stocks because of industry consolidation potential and a favorable backdrop for advertising spending.

"...we will
 continue
 to run the
 Fund in a
 diversified,
 risk-managed
 fashion..."

A look ahead

Our outlook for small-cap growth stocks is tinged with caution in the near term, given the market's recent preference for more economically sensitive value stocks. What's more, a rising interest-rate environment such as we have seen since February tends to hit small companies particularly hard, since they don't have the same clout as larger companies in negotiating favorable borrowing terms. That said, small-cap growth stocks remain close to their cheapest valuation levels in years, and should, therefore, be overdue for a more sustained move. Regardless of the market's moves, we will continue to run the Fund in a diversified, risk-managed fashion, an approach that has helped sustain the Fund in the past and should continue to serve us well.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              21.95%          38.07%
Average Annual Total
Returns(1)                            21.95%          12.05%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 21.40% and 10.64%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Small Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged small-cap index that is comprised of 2,000 U.S. stocks. The Russell 2000 Growth Index is an unmanaged index that contains Russell 2000 Index stocks with a greater-than-average growth orientation.

Line chart with the heading John Hancock V.A. Small Cap Growth Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell 2000 Index and is equal to $15,073 as of June 30, 1999. The second line represents the Russell 2000 Growth Index and is equal to $14,606 as of June 30, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Small Cap Growth Fund on August 29, 1996 and is equal to $13,807 as of June 30, 1999.



BY STEPHEN LANZENDORF, FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Core Equity Fund. Caption below reads "Fund management team members (l-r): Coreen Kraysler, David Canavan, Jane Shigley, Jeff Saef and Stephen Lanzendorf."]

John Hancock V.A. Core Equity Fund

Stocks advance, but market leadership shifts away from growth stocks

Effective May 1, 1999, John Hancock V.A. Independence Equity Fund's name was changed to John Hancock V.A. Core Equity Fund to better describe how the Fund invests.

During the first half of 1999, the U.S. economy continued to offer investors the unbeatable combination of strong growth, low interest rates and negligible inflation. There were a few clouds on the horizon, though. Interest rates edged up a little, with yields on the 30-year bond hovering around 6%. Moreover, on the final day of the period, the Federal Reserve Board raised the federal funds rate by a quarter percentage point as a pre-emptive strike against inflation. Since the move was widely expected and accompanied by a shift back to a neutral bias, however, its immediate effect on the stock market was actually positive. Overall, the economic news during the period was good enough to maintain the market's upward momentum.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Microsoft 4.6%, the second is Citigroup 3.0%, the third General Electric 2.9%, the fourth Intel 2.7% and the fifth Tyco
International 2.1%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Market shift

During the first quarter of 1999, market leadership continued to be concentrated in a relatively small group of well-known growth stocks. In that difficult environment, the Fund, which stresses diversification and targets undervalued stocks of companies with improving fundamentals, fell behind both its benchmark Standard & Poor's 500 Index and its peers. That's because the Fund's value criteria prevented it from owning such market leaders as Gillette and Sprint PCS Group.

"...energy
 stocks were
 one source of
 strength for
 the Fund..."

The second quarter brought several changes that benefited the Fund. On the one hand, investors became more optimistic about prospects for the recovery of the depressed economies of Asia and South America. Another positive influence was a surge in the price of crude oil. These developments, together with ongoing strength in the U.S. economy, triggered renewed interest in cyclical stocks -- those that are particularly sensitive to fluctuations in economic conditions. Cyclical shares typically do best in the latter stages of an expansion, when the economy is hitting on all cylinders. Examples of cyclical businesses include those engaged in manufacturing steel, chemicals, paper or industrial equipment.

Fund performance

Investor interest also broadened out in the second quarter to include a number of relatively undervalued mid- and small-cap stocks. This return to more "normal" market conditions enabled the Fund to gain some ground on its benchmarks. For the first six months of 1999, the John Hancock V.A. Core Equity Fund posted a total return of 10.55% at net asset value. In comparison, the average variable annuity growth and income fund returned 11.70%, according to Lipper, Inc., while the S&P 500 Index returned 12.38%. Longer-term performance information can be found on page 27.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 10.55% total return for John Hancock V.A. Core Equity Fund. The second bar represents the 11.70% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Core Equity Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

"...corporate
 earnings...
 look to be
 strong in the
 second half
 of 1999..."

Energy, industrial equipment, conglomerates strong

In keeping with a background of rising oil prices, energy stocks were one source of strength for the Fund. The shares of integrated oil companies such as BP Amoco and Royal Dutch Petroleum did well. Ingersoll-Rand, an industrial equipment stock, also contributed positively to performance and participated in the rally in cyclical shares. Two of the Fund's conglomerates, Tyco International and United Technologies, also turned in strong performances. In Tyco's case, the company was engaged in a number of acquisitions that investors considered beneficial. United Technologies' stock responded to the company's recent cost-cutting initiatives, as well as renewed optimism about its jet-engine business.

Select technology and health care stocks weak

Among the Fund's disappointments were select technology stocks, some of which revised their earnings estimates downward as a result of customers' deferring purchases until after the new year. J.D. Edwards and Compaq were two issues that were weak and we eliminated the Fund's positions in both.

Health-care services companies Cardinal Health and Omnicare also performed poorly, as many investors sold health-care holdings to make way for purchases of cyclical stocks. Those holdings also suffered from concerns about the companies' ability to price their services profitably, as well as worries about Medicare reimbursement.

Outlook

There are several things to watch in the second half of the year. Stocks have shrugged off the rise in interest rates so far, but any further increase might limit the market's upward potential. On the other hand, corporate earnings, another important piece of the puzzle, look to be strong in the second half of 1999 compared to last year's figures.

We'll also be watching the recent strength in cyclical stocks to see whether it looks to be a short-term phenomenon or something more lasting. And finally, the Year 2000 (Y2K) problem will loom larger as we get closer to the end of the year. We suspect that any Y2K-related problems experienced by the stock market will be due more to investor uncertainty than actual technological glitches. Nonetheless, we are factoring Y2K considerations into our earnings forecasts, and we will adjust the Fund's portfolio appropriately if the prospects for any of our holdings change materially.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              18.44%         107.38%
Average Annual Total
Returns(1)                            18.44%          29.33%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 18.44% and 28.71%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Core Equity Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Core Equity Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $22,516 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Core Equity Fund on August 29, 1996 and is equal to $20,738 as of June 30, 1999.



BY TIMOTHY F. KEEFE, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
TIMOTHY E. QUINLISK, CFA, PORTFOLIO MANAGER

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Large Cap Value Fund. Caption below reads "Fund management team members (l-r): Tim Keefe, Tim Quinlisk and Lisa Welch."]

John Hancock V.A. Large Cap Value Fund

Out-of-favor sectors bounce back as investor confidence grows

Effective May 1, 1999, John Hancock V.A. Growth and Income Fund was renamed John Hancock V.A. Large Cap Value Fund to better describe how the Fund invests.

"Our
 willingness
 to own less
 well-known
 technology
 names helped
 considerably."

The U.S. stock market remained volatile, but pressed forward during the first half of 1999. As the new year began, a small group of large-company growth stocks continued to dominate the market's returns. Early in the second quarter, however, market sentiment changed as investors regained confidence in U.S. economic growth and overseas economies showed signs of bottoming. Rising interest rates, combined with high valuations on the top 100 names in the Standard & Poor's 500 Index, made long-overlooked sectors appear increasingly attractive. Small and medium-sized company stocks, cyclical stocks that move in tandem with the economy and value stocks with beaten-down prices all benefited. The S&P 500 ended the first half with a 12.38% return.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Ace, Ltd. 8.5%, the second is Total Renal Care Holdings 6.1%, the third QUALCOMM 5.5%, the fourth MediaOne Group 4.6% and the fifth Computer Associates International 4.0%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Fund beats competition

Our strategy is to invest in good businesses selling at cheap prices where there is a catalyst -- such as a spin-off, new product release or business reorganization -- that could unlock the stock's full value. As market sentiment shifted, many of the stocks we owned took off.

Fund performance

For the six months ended June 30, 1999, John Hancock V.A. Large Cap Value Fund returned 17.20% at net asset value. By comparison, the average variable annuity growth and income fund returned 11.74% during the same period, according to Lipper, Inc. Historical performance information can be found on page 30.

Technology drives performance

Our willingness to own less well-known technology names helped considerably. During the period, we built substantial stakes in QUALCOMM and Conexant Systems, a wireless semiconductor company. QUALCOMM's share price rose roughly 100% between the time we purchased it and the end of June, while Conexant's climbed about 200%. In the software sector, we nearly doubled our investment in Computer Associates International when fears mounted that its business would suffer with the end of Year 2000 problems. When it became apparent that these concerns were overblown, the stock rebounded nicely.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 17.20% total return for John Hancock V.A. Large Cap Value Fund. The second bar represents the 11.74% total return for Average variable annuity growth and income fund. A note below the chart reads "The total return for John Hancock V.A. Large Cap Value Fund is at net asset value with all distributions reinvested. The average variable annuity growth and income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

We also had sizable stakes in top-performing telecommunications companies. Among them were MediaOne Group, a fast growing cable company that will soon be acquired by AT&T, and AT&T's Liberty Media Group, a holding company with interests in numerous globally branded entertainment networks, video distribution businesses and wireless plants and equipment manufacturers.

Finance results are mixed

The Fund did well owning banks whose outlooks depend on economic improvement overseas. We continued to collect a high dividend yield from our preferred stock in Fuji Bank, while also watching its share price appreciate nicely, as the bank began taking steps to become a major financial player in Japan's restructured financial system. And Citigroup, with its worldwide franchise, began making a comeback after being hit hard by the Asian debacle last fall.

By contrast, our investment in insurance stocks hurt performance. Pricing pressure and industry consolidation caused even the stocks of companies like Ace, Ltd., a property and casualty insurer with consistent earnings growth, to suffer. We held on, believing that Ace's recent merger with Cigna is an excellent move and that insurance pricing will soon improve.

Buying opportunities emerge

One of our largest new additions was Dollar General, a leading discount retailer that specializes in putting everyday, low-priced merchandise within easy access of urban customers. The stock tumbled in the fourth quarter as the company opened a fourth distribution center and investors worried that it might be expanding too quickly. We disagreed, believing that the company has a strong concept with good execution. From the time we bought it in the first quarter until the end of June, the share price rose about 50%. We also tripled our investment in Total Renal Care Holdings, a leading provider of kidney dialysis treatment, when short-term problems sank the stock in the first quarter. As soon as it became clear these problems were fixable, the stock resumed its climb.

 "...continued
 market
 volatility
 spells
 opportunity
 for bargain-
 hunting funds
 like ours."

Outlook

Many factors seem to be working in our favor. First, the U.S. economy remains strong and overseas economies seem poised to improve. Second, continued market volatility spells opportunity for bargain-hunting funds like ours. Third, the broadening of the market that began in the second quarter seems likely to continue. If it does, investors will be rewarded for owning businesses that represent good value. Potential risks are the overall high valuation levels of the market and a possible rise in inflation, both of which we will watch closely.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/6/98)
                                     -------         -------
Cumulative Total Returns              23.63%          42.27%
Average Annual Total
Returns(1)                            23.63%          26.91%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 23.54% and 26.79%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Large Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Large Cap Value Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $14,452 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Large Cap Value Fund on January 6, 1998 and is equal to $14,227 as of June 30, 1999.



BY JOHN F. SNYDER III, PORTFOLIO MANAGEMENT TEAM LEADER,
BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Sovereign Investors Fund. Caption below reads "Fund portfolio managers John Snyder (l) and Barry Evans (r)."]

John Hancock V.A. Sovereign Investors Fund

Market shifts from growth stocks to value stocks

The first half of 1999 was marked by two distinct periods of stock market performance. During the first quarter of the year, we saw a continuation of 1998 -- where a narrow group of stocks fueled the market's performance.

The common theme among the market's bigger winners was extremely high valuations. Technology stocks, once again, topped the list of the market's strongest performers, driven by a few names such as Microsoft and America Online. Value stocks with more reasonable prices and solid fundamentals, for the most part, lagged during the market's first-quarter rally.

In the second quarter, however, the market began to broaden. With evidence of stronger earnings growth and improvement in other sectors of the economy, investors started to migrate from the high-valuation stocks into more value-oriented stocks. As a result, stocks in other sectors -- such as basic materials and capital goods -- began to participate in the market rally.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Merck 3.4%, the second is Dayton Hudson 3.0%, the third Citigroup 2.8%, the fourth Bristol-Myers Squibb 2.4% and the fifth SunTrust Banks 2.4%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Performance explained

While the Fund owned many strong performers during the period, what impacted performance most was the stocks that we didn't own, namely technology stocks. As discussed in past reports, most technology stocks simply don't meet our investment criteria. We focus on what we call "dividend performers" -- namely, companies that have increased their dividends consistently for at least the past 10 years. Most technology stocks don't fall into this category. Admittedly, our approach is cautious, but it is in keeping with our goal of risk-averse growth.

"...what
 impacted
 performance
 most was the
 stocks that
 we didn't
 own, namely
 technology
 stocks."

Fund performance

For the six months ended June 30, 1999, John Hancock V.A. Sovereign Investors Fund returned 5.88% at net asset value. By comparison, the average variable annuity equity income fund returned 10.80% for the same period, according to Lipper, Inc. Historical performance information can be found on page 33.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 15% at the top. The first bar represents the 5.88% total return for John Hancock V.A. Sovereign Investors Fund. The second bar represents the 10.80% total return for Average variable annuity equity income fund. A note below the chart reads "The total return for John Hancock V.A. Sovereign Investors Fund is at net asset value with all distributions reinvested. The average variable annuity equity income fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Capital goods, basic materials, retailers

Our sizable holdings in capital goods and basic materials stocks benefited from the market shift in the second quarter. After being significantly undervalued, stocks in these sectors became much more appealing to investors. With the turnaround in the global economy, particularly Southeast Asia, our multinational holdings -- such as Honeywell, Minnesota Mining & Manufacturing and Emerson Electric -- rebounded strongly.

"We expect
 to see
 the global
 economy
 continue on
 the road to
 recovery..."

Retail stocks continued their winning streak from 1998 in the first quarter of 1999, thanks to high employment levels, solid wage growth and strong consumer spending. Once again, Dayton Hudson stood out as a stellar performer among our retail stocks. With the aggressive expansion of its mass merchandise chain, Target, throughout the Northeast and Mid-Atlantic states, the company has successfully gained market share from competitors.

Paring back overvalued stocks

Throughout the first half of the year, we took advantage of strength in the market to take profits in some of our higher-valuation stocks. Examples include fast-food chain McDonald's, advertising agency Interpublic and mass merchandise giant Wal-Mart Stores. Although these companies' fundamentals remain extremely solid, their valuations had just gotten too lofty. So we decided to pare back holdings in favor of stocks that offered better relative value.

Beefing up financial stocks

One of the most attractive areas of opportunity has been financial stocks. One favorite new holding is Fannie Mae, the largest originator of mortgages in the country. Fears of increased competition caused the stock to drop sharply at the start of the year. In our view, those fears were overblown and we took advantage of that decline to add a substantial position to the portfolio. Barriers to entry are extremely high in this industry, and Fannie Mae's top-notch services and costs would be difficult for competitors to match.

Looking ahead

We expect to see the global economy continue on the road to recovery in the second half of the year. The worst appears to be over in Southeast Asia and Japan -- and we're starting to see signs of life emerge in those economies. As economic recovery takes hold around the world, multinational companies are likely to be the biggest beneficiaries. However, there are still challenges facing investors. For one, we don't expect the global economy to make a quick recovery, but rather a slow uptick. Second, consumer spending is likely to slow due to increasing debt levels. And finally, pricing power will likely remain limited, given the outlook for tame inflation.

In this environment, corporate earnings still can improve. However, stock selectivity will be critical, especially given the market's high valuations. Our universe of "dividend performers" is currently undervalued. And as the market continues to broaden out in the second half of the year, we believe that investors will likely recognize their potential.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns              14.13%          72.12%
Average Annual Total
Returns(1)                            14.13%          21.11%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 14.13% and 20.64%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Line chart with the heading John Hancock V.A. Sovereign Investors Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $22,516 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Sovereign Investors Fund on August 29, 1996 and is equal to $17,212 as of June 30, 1999.



BY JAMES K. HO, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ANTHONY A. GOODCHILD AND BENJAMIN MATTHEWS, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Bond Fund. Caption below reads "Fund management team members (l-r): Ben Matthews, Lee Crocket, Jim Ho, Tony Goodchild and Beverly Cleathero."]

John Hancock V.A. Bond Fund

Early bond-market recovery takes a backseat to current inflation and interest-rate concerns

For John Hancock V.A. Bond Fund, the early months of the semiannual period proved to be the most favorable for the majority of bond sectors in which the Fund invests. Investors' renewed appetite for credit risk helped several fixed-income sectors -- such as investment-grade corporate and high-yield bonds, mortgage-backed and asset-backed issues and emerging-market debt -- post impressive gains. The rebound, however, came to an abrupt halt in May, as fears of an overheating economy brought inflation concerns to the fore. The bond market's downturn prevailed throughout the remainder of the period in anticipation of a Federal Reserve Board interest-rate hike, which did occur on June 30.

[Pie chart at bottom left hand column with heading "Portfolio
Diversification". The chart is divided into three sections (from top to left): U.S. Government & Agencies 43%, Short-Term Investments & Other 6% and Corporate Bonds 51%. A note below the chart reads "As a percentage of net assets on June 30, 1999."]

"Treasury
 bond prices
 came under
 pressure for
 most of the
 period."

Fund performance

Although the Fund participated fully in the rally of credit-sensitive issues, the late period downturn hindered its performance. The Fund produced a total return of -1.29% at net asset value for the six months ended June 30, 1999. This compares favorably with the -2.20% return produced by the average variable annuity corporate debt A-rated fund, according to Lipper, Inc. Historical performance information can be found on page 36.

Corporate bond exposure boosted

Because of the strategies we had begun to initiate coming into the fiscal year, the Fund hit the ground running when the recovery in the credit sectors took hold. In late 1998, we were attracted to the compelling valuations within the corporate arena -- both in investment-grade and high-yield securities. After intense credit research, we selectively increased the Fund's weighting in corporate issues through early February. In particular, we shifted focus a bit from the higher-quality A-rated names to BBB-rated names, those at the lowest end of the investment-grade spectrum. This strategy proved beneficial as the prices of lower-rated bonds, particularly high-yield prices, rallied early on and then held their own during the market's recent turmoil.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 1% with -3% at the bottom and 0% at the top. The first bar represents the -1.29% total return for John Hancock V.A. Bond Fund. The second bar represents the -2.20% total return for Average variable annuity corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock V.A. Bond Fund is at net asset value with all distributions reinvested. The average variable annuity corporate debt A-rated fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Telecom, media, utilities and finance key areas

Our strategy has been to favor industries that either exhibit strong growth characteristics or enjoy steady demand throughout market cycles. To that end, we have emphasized bonds in the telecommunications, media, utility and finance industries. Holdings such as Global Crossing Holdings, NEXTLINK Communications, Nextel Communications, Qwest Communications International, Continental Cablevision, CSC Holdings, Adelphia Communications, Merrill Lynch and Household Finance have all proven their potential.

Increase REITs, energy and paper issues

With the economy's strength, many commodity and cyclical issues began to recover. The rebound in oil prices also helped lift the energy sector. Through in-depth credit research, we selectively added to bonds issued by real estate investment trusts (REITs), energy and paper companies. ProLogis, Occidental Petroleum, Union Pacific and Packaging Corp. of America were all holdings that helped performance.

Treasury market under pressure

Treasury bond prices came under pressure for most of the period. While we maintained a stake in Treasury securities, we trimmed it very early on to redeploy assets into the corporate sector, thereby avoiding much of the decline. Another good move we made was a bond swap in late 1998 in which we sold some 30-year Treasuries and reinvested the monies into similarly rated 30-year municipal issues whose prices were historically cheap. This trade contributed to performance because we were able to sell the municipal bonds for a profit in late January.

Duration pulled in a bit

Used to gauge a fund's sensitivity to interest rate changes, duration is a mathematical measure that can play a key role in a portfolio's performance. When interest rates decline, a longer duration offers greater potential for price appreciation; the opposite holds true with a longer duration when rates rise. Throughout the period, we kept the Fund's duration relatively short to protect the Fund as we anticipated the likelihood of rising interest rates.

"...there
 seem to
 be several
 crosscurrents
 at work
 in the
 fixed-income
 market."

Near-term uncertainty seems likely

As we enter the second half of fiscal 1999, there seem to be several crosscurrents at work in the fixed-income market. While the Fed has already raised rates by 0.25%, there are no clear-cut indications whether it will do so again. A number of upcoming economic reports could send conflicting signals to fixed-income investors. These we shall study closely. For defensive purposes, we plan on keeping the portfolio's duration relatively short. For opportunistic reasons, we will maintain the Fund's current weighting in corporate issues, confident that once uncertainties subside our holdings stand to perform well.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns               3.67%          23.28%
Average Annual Total
Returns(1)                             3.67%           7.66%

YIELD

As of June 30, 1999

                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. Bond Fund                            6.29%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 3.23% and 6.36%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

Line chart with the heading John Hancock V.A. Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Corporate Bond Index and is equal to $12,328 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Bond Fund on August 29, 1996 and is equal to $12,183 as of June 30, 1999.



BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGEMENT TEAM LEADER,
FREDERICK L. CAVANAUGH, JR. AND JANET L. CLAY, CFA, PORTFOLIO MANAGERS

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. High Yield Bond Fund. Caption below reads "Fund management team members (l-r): Janet Clay, Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock V.A. High Yield Bond Fund

High-yield bonds rebound from global turmoil

High-yield bonds spent the first half of 1999 coming back from last year's worldwide economic turmoil and liquidity crunch that had sent their prices down to their lowest level in almost a decade. With liquidity returning to the market, global economies beginning to stabilize and the U.S. economy showing no signs of slowing, investors grew more comfortable taking on higher levels of risk. They also branched out into previously overlooked parts of the market, including cyclical companies that are most sensitive to swings in the economy.

The high-yield bond advance stalled several times in the period, however, due to both a strong supply of new high-yield issues that was met with lackluster demand and a rise in interest rates, as investors grew worried about an overheating economy and a potential inflation spike. As a result, even high-yield bonds were not able to gain back all of last year's lost ground, although they still outperformed all other types of bonds.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is Packaging Corp. of America 3.9%, the second is Stone Container 2.3%, the third Waste Systems International 2.3%, the fourth P&L Coal Holdings 2.1% and the fifth Nextel Communications 1.9%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Performance explained

For the six months ended June 30, 1999, John Hancock V.A. High Yield Bond Fund posted a total return of 8.89% at net asset value. That compared to the 2.90% return of the average variable annuity high current yield fund, according to Lipper, Inc. Historical performance information can be found on page 39.

"The Fund's
 investments
 in industrial
 cyclical
 companies
 contributed
 the most
 to our
 outperformance..."

The Fund's investments in industrial cyclical companies contributed the most to our outperformance, as did our focus on lower-quality high-yield bonds rated B and CCC+. These groups, which suffered the most in last year's turmoil, had the biggest rebound this year. Their recent rally is a testament to why we stick to a consistent investment strategy, rather than trying to follow the market's latest vogues. We held on to our core positions in the belief that they represented great values, and we continued to collect their very attractive yields while waiting for prices to inevitably come back.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 8.89% total return for John Hancock V.A. High Yield Bond Fund. The second bar represents the 2.90% total return for Average variable annuity high current yield fund. A note below the chart reads "The total return for John Hancock V.A. High Yield Bond Fund is at net asset value with all distributions reinvested. The average variable annuity high current yield fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Paper: strong cyclical group

Cyclical companies in the paper industry benefited in particular this period from signs of life in the Asian economies, since that region has been the growth area for the paper industry. Our holdings in Packaging Corp. of America, the Fund's top position, serves as a good example of our value-based buy-and-hold strategy. We bought our stake late last year when the securities were attractively priced because the market was still leery of cyclical companies' prospects. The company has since benefited from improved linerboard pricing. What's more, its strong management team and saleable timber assets make it a good long-term holding. Another top holding, Waste Systems International, also posted solid performance as it is a dominant force in consolidating the solid waste business.

"After their
 downturn,
 high-yield
 bonds
 are still
 attractively
 valued..."

Energy bottoms

Rising oil prices sparked a rally in our energy holdings, including Key Energy Group. We were rewarded for starting to increase our stake in oil service companies when prices were still depressed, believing they had bottomed. We added to our positions in Key Energy and Grey Wolf, a domestic land drilling company with solid assets that is predominately involved in the growing area of natural gas production, and we have since been rewarded.

Equities up; company-specific downs

The Fund's investment policies allow us to own a limited amount of stock, which we do selectively depending on our company and industry analysis. During this period, our equities served us well, including Northwest Airlines, which took off, as Wall Street finally began to value the company's strategic alliance with Continental Airlines, a move we were early to recognize. Japanese bank Fuji had its securities lifted in response to its positive initiatives to be more open in its financial disclosure.

We had some company-specific issues and earnings disappointments that detracted from performance, such as Steel Heddle Group, which makes loom components for the textile business. It was hurt by Asian textile dumping that caused a slowdown in U.S. loom manufacturing. Several of our Latin American names were also jarred by some recent currency problems in Argentina.

Cautious optimism; high-yield risk

Emerging from the difficult conditions high-yield bonds encountered last year, we remain cautiously optimistic about their prospects. After their downturn, high-yield bonds are still attractively valued, while providing strong current income, and that means opportunities exist for discerning investors. That said, last year's turmoil could still take its toll on some weaker high-yield companies, with the potential for an increase in the number missing their earnings targets or defaulting on loan payments.

We encourage investors to use the past year's gyrations as a reminder of the fact that the higher level of income provided by high-yield bonds is generally accompanied by a greater risk/reward profile than the higher-quality portions of the bond market. By definition, companies rated below investment grade are subject to a greater risk of default and they are also more volatile than other bonds. We will continue to consistently apply solid fundamental analysis to find companies that are worth the extra risk we take to own them, in our effort to provide the Fund with strong current income and the potential for price gains.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR         (1/6/98)
                                     -------         -------
Cumulative Total Returns              (3.65%)         (1.77%)
Average Annual Total
Returns(1)                            (3.65%)         (1.20%)

YIELD

As of June 30, 1999

                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. High Yield
Bond Fund                                             11.06%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been (3.86%) and (1.44%), respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Line chart with the heading John Hancock V.A. High Yield Bond Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers High Yield Bond Index and is equal to $10,411 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. High Yield Bond Fund on January 6, 1998 and is equal to $9,822 as of June 30, 1999.



BY DAWN BAILLIE FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Money Market Fund. Caption below reads "Fund management team members Barry Evans and Dawn Baillie."]

John Hancock V.A. Money Market Fund

Federal Reserve raises short-term interest rates for the first time in two years

Money-market yields reversed course and began to rise over the last six months. There were several factors responsible for the turnaround. Overseas markets began to stabilize in the wake of late-year interest-rate cuts by central banks and the Federal Reserve. Asian economies, although not altogether out of the woods, also began to show signs of life. With the potential for a dreaded global recession evaporating, the U.S. economy never derailed from its robust growth track, and the Fed indicated that its three rate cuts between September and November last year may have been too much. That sent bond prices tumbling and interest rates -- which move in the opposite direction to prices -- climbing.

"...inflation
 fears grew
 and it
 appeared all
 but certain
 that the Fed
 would raise
 interest
 rates..."

With the economy showing no signs of slowing, inflation fears grew and it appeared all but certain that the Fed would raise interest rates to cool down the economy, which it did on June 30 for the first time in two years. It was a much-anticipated move that brought the federal funds rate -- that which banks charge each other for overnight loans -- back up to 5.00%, essentially reversing one of the Fed's rate cuts. Money-market yields also moved up in response, since the federal funds rate is a key pricing benchmark for money-market securities.

Performance explained

On June 30, 1999, John Hancock V.A. Money Market Fund had a 7-day effective yield of 4.49%. By comparison, the average taxable money-market fund had a 7-day effective yield of 3.75%, according to Lipper, Inc.

Becoming defensive

In the first three months of 1999, we kept the Fund's maturity slightly longer than average, in the mid-50-day range. This was based on our belief that the Fed, which had returned to a neutral bias after its three "easing" moves last year, was not prepared to raise interest rates, since the potential for an economic slowdown remained real.

In April, however, as signs of economic strength grew and the market became increasingly jittery in anticipation of a rate hike, we began to scale back our days to approximately five days shorter than the average by the time the Fed met on June 30. This defensive move put the Fund in a more flexible position to move quickly to take advantage of higher-yielding opportunities following the rate hike.

Going forward

Even though the Fed has suggested with its post-June 30 return to a neutral rate stance that there is no clear case for a further rate increase to keep inflation at bay, we are not ruling out the possibility. The Fed's vigilance in preventing an inflation spike through pre-emptive moves will keep it focused on the monthly economic data. For now, the economy continues to chug along with no signs of letting up. Until we start to see a slowdown in manufacturing and consumer demand -- as evidenced by consumer confidence and housing statistics -- we believe the Fed will remain solidly in the picture.

[Bar chart at the top of left hand column with heading "7-Day Effective Yield". Under the heading is a note that reads "As of June 30, 1999." The chart is scaled in increments of 2% with 0% at the bottom and 6% at the top. The first bar represents the 4.49% total return for John Hancock V.A. Money Market Fund. The second bar represents the 3.75% total return for Average taxable money-market fund. A note below the chart reads "The average taxable money-market fund is tracked by Lipper, Inc. Past performance is no guarantee of future results."]

In this environment, we are taking a more cautious approach, keeping our average maturity in line with our peer group until we are more confident that the Fed is done raising rates. As always, we'll stay focused on providing the Fund with a competitive level of current income, while preserving stability of principal.

"...we believe
 the Fed
 will remain
 solidly in
 the picture."

---------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government.
Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.



BY FREDERICK L. CAVANAUGH, JR., PORTFOLIO MANAGEMENT TEAM LEADER, AND ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

[A 3" x 2-1/2" photo at bottom right side of page of John Hancock V.A. Strategic Income Fund. Caption below reads "Fund management team members (l-r): Dan Janis, Arthur Calavritinos and Fred Cavanaugh."]

John Hancock V.A. Strategic Income Fund

Bonds struggle, interest rates rise on inflation fears

Bonds from around the world charted fairly tough terrain during the first six months of 1999. Stronger-than-expected economic growth in the U.S. and the recovery of some emerging-market economies translated into fears that global inflation would rear its head. In response, investors sent bond prices tumbling and yields, which move in the opposite direction to prices, higher. Among the hardest hit were U.S. Treasury securities, which posted sizable losses. High-yield corporate bonds were hurt by rising yields as well, but fared better than Treasuries with news that the strong economy would boost corporate profitability. Most Western European bonds, with the exception of those issued by the United Kingdom, were troubled by the weak performance of the Continent's new unified currency, the euro. Emerging-market bonds performed best, on evidence that many developing economies were on the verge of an economic turnaround.

"Our main
 disappoint
 ment...was
 the poor
 performance
 of U.S.
 Treasury
 securities."

High-yield sector boosts performance

For the six-month period ended June 30, 1999, John Hancock V.A. Strategic Income Fund posted a total return of 1.98% at net asset value, compared with the -0.50% return of the average variable annuity general bond fund, according to Lipper, Inc. Historical performance information can be found on page 44.

[Table at bottom left hand column entitled "Top Five Holdings". The first listing is U.S. Government & Agencies 26%, the second is Telecommunications 26%, the third Foreign Governments 9%, the fourth Media 8% and the fifth Leisure 5%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

Performance explained

The main reason for the Fund's outperformance compared with its peers was our relatively large weighting in high-yield corporate bonds in general, and our emphasis on high-yielding bonds issued by telecommunications companies in particular. For example, Canadian phone service provider MetroNet Communications surged when it announced its intention to merge with AT&T Canada, while Esprit Telecom Group rallied on news of its acquisition by Global Telesystems Group. Nextel Communications, a combination cellular/paging/dispatch company, posted strong gains thanks to continued subscriber growth and persistent rumors that the company was a takeover target. Beyond telecommunications, one of our best performers was the Mexican electric utility Monterrey Power, which got a boost from the emerging-market rallies.

[Bar chart at the top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 2% at the top. The first bar represents the 1.98% total return for John Hancock V.A. Strategic Income Fund. The second bar represents the -0.50% total return for Average variable annuity general bond fund. A note below the chart reads "The total return for John Hancock V.A. Strategic Income Fund is at net asset value with all distributions reinvested. The average variable annuity general bond fund is tracked by Lipper, Inc. See the following page for historical performance information."]

Treasury holdings disappointing

Our main disappointment over the past six months was the poor performance of U.S. Treasury securities. We increased our stake in Treasuries last fall to protect against widening global turmoil. While that strategy worked in our favor, our view changed in November. We began to plan for the sale of some of our Treasury holdings in what we believed would be fairly favorable conditions characterized by stable global markets, low inflation and moderate economic growth. But when interest rates moved higher and Treasury prices weakened, we postponed our sale of them until we could do so under more advantageous conditions.

Foreign changes

Throughout the period, we avoided government debt of most Western European countries because it offered yields significantly below those of U.S. Treasuries. We did, however, maintain our focus on higher-yielding government bonds from the United Kingdom -- at 11% of net assets -- and Canada -- at 5%. Both performed reasonably well in response to lower interest rates in those countries.

Emerging-market holdings performed better than our developed-market holdings. Our Mexican, Colombian and Panamanian investments generally posted gains as investor confidence in Latin America's fiscal and economic policies was restored, at least on a temporary basis.

We slightly increased our stake in foreign bonds through new investments in government debt issued by France and Spain, which we bought in March in anticipation of interest rates' moving lower in those countries. Instead, rates moved higher and the bonds' short-term performance has been disappointing, although we continue to believe that rates in those countries will fall.

"...we're
 most
 optimistic
 about
 high-yield
 corporate
 bonds."

Outlook

Of all the markets in which we invest, we're most optimistic about high-yield corporate bonds. Even though they have recently made up some of the ground they lost last fall, we don't believe high-yield bonds have yet realized all their potential value. In contrast, emerging-market bonds may have overstretched what we believe to be their fair value, so we plan to keep our stake in them relatively light. We don't see any compelling value coming out of Europe, except for the United Kingdom over the long term, and France and Spain over the near term. We're likely to use the proceeds from our sale of foreign bonds to buy additional high-yield corporate bonds. As for U.S. Treasuries, we think better performance is on the horizon. That's because we believe there's a good chance that U.S. economic growth could slow in the second half of 1999, which should keep inflation in check, drive interest rates lower and boost U.S. Treasuries.

---------------------------------------------------------------------------
International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.


A LOOK AT PERFORMANCE

For the period ended June 30, 1999

                                                       SINCE
                                         ONE       INCEPTION
                                        YEAR        (8/29/96)
                                     -------         -------
Cumulative Total Returns               2.30%          27.31%
Average Annual Total
Returns(1)                             2.30%           8.89%

YIELD

As of June 30, 1999

                                                  SEC 30-DAY
                                                       YIELD
                                                     -------
John Hancock V.A. Strategic
Income Fund                                            7.64%

Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested. Performance figures reflect the effect of investment-related charges on the underlying funds, but do not include insurance and other charges levied at the separate account level.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Notes to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 0.25% (not including management fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 2.25% and 8.50%, respectively.


WHAT HAPPENED TO
A $10,000 INVESTMENT...

The chart below shows how much a $10,000 investment in the John Hancock V.A. Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

Line chart with the heading John Hancock V.A. Strategic Income Fund, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock V.A. Strategic Income Fund on August 29, 1996 and is equal to $12,732 as of June 30, 1999. The second line represents the Lehman Brothers Government/Corporate Bond Index and is equal to $12,286 as of June 30, 1999.



Statements of Assets and Liabilities
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.         V.A.
                                       FINANCIAL    500 INDEX  INTERNATIONAL  LARGE CAP     MID CAP     REGIONAL     SMALL CAP
                                    INDUSTRIES FUND   FUND         FUND      GROWTH FUND  GROWTH FUND   BANK FUND   GROWTH FUND
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Assets:
Investments at value - Note D:
Common stocks and rights (cost -
$46,587,179, $24,687,917,
$5,988,913, $14,762,716,
$1,991,182, $22,688,151 and
$7,064,526, respectively)             $52,529,831  $33,259,916   $6,788,406  $17,260,744   $2,312,383  $23,065,239   $9,873,615
Joint repurchase agreements (cost -
$665,000, $1,367,000, $288,000,
$58,000, $280,000, $616,000 and
$215,000, respectively)                   665,000    1,367,000      288,000       58,000      280,000      616,000      215,000
Corporate savings account                     502           --           --          507          183          377           17
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                       53,195,333   34,626,916    7,076,406   17,319,251    2,592,566   23,681,616   10,088,632
Cash                                           --       75,904           --           --           --           --           --
Foreign currency, at value (cost -
none, none, $2,119, none, none,
none and none, respectively)                   --           --        1,842           --           --           --           --
Receivable for investments sold             2,952           --      251,399      315,012       33,866       75,247       50,888
Receivable for open forward foreign
currency exchange  contracts
purchased - Note B                             --           --           23           --           --           --           --
Receivable for open forward foreign
currency exchange  contracts sold
- Note B                                       --           --          268           --           --           --           --
Receivable for futures variation
margin - Note B                                --       25,000           --           --           --           --           --
Dividends and interest receivable          90,601       28,963        8,606        5,461        1,183       39,863          337
Foreign tax receivable                      2,812          103        9,718           --           --           --           --
Receivable from John Hancock
Advisers, Inc.  and affiliates -
Note C                                         --           --        2,363           --        2,614           --           --
Deferred organization expenses -
Note B                                         --        4,631        4,631        4,631           --           --        4,631
Other assets                                5,270        4,723          629          773            3           46          871
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Assets                           53,296,968   34,766,240    7,355,885   17,645,128    2,630,232   23,796,772   10,145,359
-------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased           1,400           --      171,589           --       93,328      137,031       97,113
Payable to John Hancock Advisers,
Inc.  and affiliates - Note C              38,946          172           --        7,725           --       17,001        1,136
Accounts payable and accrued
expenses                                   15,006       20,582       20,894        8,894        8,613       15,740        9,963
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Liabilities                          55,352       20,754      232,904       16,619      101,941      169,772      108,212
-------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                        48,386,878   25,948,875    6,437,079   14,347,542    2,123,981   23,124,712    7,611,110
Accumulated net realized gain
(loss) on investments, financial
futures contracts and foreign
currency  transactions                 (1,334,062)     168,809      (85,245)     804,447       86,537      125,301     (347,590)
Net unrealized appreciation of
investments, financial futures
contracts and foreign currency
transactions                            5,942,480    8,627,125      797,682    2,498,028      321,201      377,088    2,809,089
Undistributed net investment income
(distributions in  excess of net
investment income)                        246,320          677       13,886      (21,508)      (3,428)        (101)     (35,462)
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Assets                            $53,241,616  $34,745,486   $7,163,402  $17,628,509   $2,528,291  $23,627,000  $10,037,147
===============================================================================================================================

Net Asset Value Per Share:
(Based on 3,523,515, 2,040,587,
583,127, 1,192,960, 203,287,
2,457,729 and 728,481 shares,
respectively, of beneficial
interest outstanding - unlimited
number of  shares authorized with
no par value)                              $15.11       $17.03       $12.28       $14.78       $12.44        $9.61       $13.78
===============================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value per share as of that date.

See notes to financial statements.




Statements of Assets and Liabilities (continued)
June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------------

                                                     V.A.         V.A.         V.A.
                                                 CORE EQUITY   LARGE CAP    SOVEREIGN
                                                     FUND     VALUE FUND  INVESTORS FUND
                                                 -----------  -----------  -----------
Assets:
Investments at value - Note D:
Common stocks and rights (cost -
$33,144,694, $20,864,544 and
$31,445,672, respectively)                       $39,437,400  $25,445,860  $37,954,577
Preferred stocks (cost - none,
$855,243 and none, respectively)                          --    1,109,850           --
U.S. government obligations (cost -
none, none and $2,446,719,
respectively)                                             --           --    2,368,211
Joint repurchase agreements (cost -
$548,000, $524,000 and $4,231,000,
respectively)                                        548,000      524,000    4,231,000
Corporate savings account                                265          961          895
                                                 -----------  -----------  -----------
                                                  39,985,665   27,080,671   44,554,683
Receivable for investments sold                           --      565,929           --
Receivable for open forward foreign
currency exchange contracts sold -
Note B                                                    --        1,010           --
Dividends and interest receivable                     36,201       64,881      112,414
Foreign tax receivable                                    65           67           --
Deferred organization expenses -
Note B                                                 4,631           --        4,631
Other assets                                           2,229           34        3,151
                                                 -----------  -----------  -----------
Total Assets                                      40,028,791   27,712,592   44,674,879
--------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                     53,660    1,977,816      689,342
Payable to John Hancock Advisers,
Inc. and affiliates - Note C                          23,499       12,912       23,774
Accounts payable and accrued
expenses                                              11,205       12,887        7,657
                                                 -----------  -----------  -----------
Total Liabilities                                     88,364    2,003,615      720,773
--------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   32,340,135   20,366,083   37,522,243
Accumulated net realized gain on
investments, financial futures
contracts and foreign currency
transactions                                       1,305,743      506,060        1,572
Net unrealized appreciation of
investments, financial futures
contracts and foreign currency
transactions                                       6,292,706    4,836,929    6,430,397
Undistributed net investment income
(distributions in excess of net
investment income)                                     1,843          (95)        (106)
                                                 -----------  -----------  -----------
Net Assets                                       $39,940,427  $25,708,977  $43,954,106
======================================================================================

Net Asset Value Per Share:
(Based on 2,040,386, 1,831,682 and
2,679,516 shares, respectively, of
beneficial interest  outstanding -
unlimited number of shares
authorized with no par value)                         $19.57       $14.04       $16.40
======================================================================================

See notes to financial statements.




Statements of Assets and Liabilities (continued)
June 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------

                                                    V.A.          V.A.         V.A.         V.A.
                                                    BOND      HIGH YIELD  MONEY MARKET   STRATEGIC
                                                    FUND       BOND FUND      FUND      INCOME FUND
                                                 -----------  -----------  -----------  -----------
Assets:
Investments at value - Note D:
Bonds (cost - $11,501,819,
$8,278,059, none and $19,906,316,
respectively)                                    $11,216,776   $7,325,972         $ --  $19,238,643
Common stocks (cost - none,
$793,406, none and $127,714,
respectively)                                             --      783,128           --      177,155
Preferred stocks and warrants (cost
- $51, $688,010, none and
$188,194, respectively)                                  525      687,094           --      190,547
Short-term investments (cost -
none, none, $19,234,839 and none,
respectively)                                             --           --   19,234,839           --
Joint repurchase agreements (cost -
$639,000, $447,000, $3,231,000 and
$747,000, respectively)                              639,000      447,000    3,231,000      747,000
Corporate savings account                                453          967           --          781
                                                 -----------  -----------  -----------  -----------
                                                  11,856,754    9,244,161   22,465,839   20,354,126
Cash                                                      --           --          427           --
Foreign currency, at value (cost -
none, none, none and $207,200,
respectively)                                             --           --           --      203,837
Receivable for investments sold                      272,170       50,263           --        5,000
Receivable for open forward foreign
currency exchange contracts sold -
Note B                                                    --       16,209           --       40,885
Receivable for futures variation
margin - Note B                                           --           --           --        5,125
Dividends and interest receivable                    205,289      221,993      334,553      376,216
Foreign tax receivable                                    --          114           --           --
Deferred organization expenses -
Note B                                                 4,631           --        4,631        4,631
Other assets                                             837           19        2,527        1,302
                                                 -----------  -----------  -----------  -----------
Total Assets                                      12,339,681    9,532,759   22,807,977   20,991,122
---------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments purchased                    590,282      126,020           --      510,343
Dividend payable                                       2,085        2,584        2,736        4,341
Payable to John Hancock Advisers,
Inc. and affiliates - Note C                             593        3,350        8,285       13,436
Accounts payable and accrued
expenses                                              11,894        8,643       10,675        9,529
                                                 -----------  -----------  -----------  -----------
Total Liabilities                                    604,854      140,597       21,696      537,649
---------------------------------------------------------------------------------------------------

Net Assets:
Capital paid-in                                   12,114,934   10,450,903   22,786,259   21,226,818
Accumulated net realized gain
(loss) on investments, financial
futures contracts and foreign
currency transactions                                (95,528)    (109,375)          19       31,464
Net unrealized depreciation of
investments, financial futures
contracts and foreign currency
transactions                                        (284,569)    (947,974)          --     (795,865)
Undistributed net investment income
(distributions in excess of net
investment income)                                       (10)      (1,392)           3       (8,944)
                                                 -----------  -----------  -----------  -----------
Net Assets                                       $11,734,827   $9,392,162  $22,786,281  $20,453,473
===================================================================================================

Net Asset Value Per Share:
(Based on 1,166,636, 1,104,582,
22,786,281 and 2,063,556 shares,
respectively, of beneficial
interest  outstanding - unlimited
number of shares authorized with
no par value)                                         $10.06        $8.50        $1.00        $9.91
===================================================================================================

See notes to financial statements.




Statements of Operations
Six months ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------

                                          V.A.         V.A.         V.A.         V.A.         V.A.         V.A.         V.A.
                                       FINANCIAL    500 INDEX  INTERNATIONAL  LARGE CAP     MID CAP     REGIONAL     SMALL CAP
                                    INDUSTRIES FUND   FUND         FUND      GROWTH FUND  GROWTH FUND   BANK FUND   GROWTH FUND
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $10,744,
$3,076, $11,662, none, none, none
and none, respectively)                  $455,843     $223,605      $82,694      $34,226       $3,573     $217,269       $2,507
Interest                                   29,076           --        2,668       10,857        3,314       27,971        5,090
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                          484,919      223,605       85,362       45,083        6,887      245,240        7,597
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
Investment management fee - Note C        207,528       52,190       31,685       49,923        7,734       85,154       32,277
Custodian fee                              12,903       37,933       34,977       12,074       11,873       12,146       19,609
Auditing fee                                7,578        5,430        5,430        5,430        5,837        7,118        5,232
Accounting and legal services fees
- Note C                                    3,738        2,635          507          959          149        1,534          620
Printing                                    2,477        2,694        2,287        1,325        2,311        3,168        3,385
Trustees' fees                              1,634          650          169          295           39          701          190
Legal fees                                    867          445          114          216           42          827          119
Miscellaneous                                 563        5,070          119          174           57          384          133
Registration and filing fees                    3            3            3           44           19           13           19
Organization expense - Note B                  --        1,059        1,059        1,059           --           --        1,059
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Expenses                            237,291      108,109       76,350       71,499       28,061      111,045       62,643
-------------------------------------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C               --      (55,881)     (35,854)      (4,920)     (17,746)          --      (19,596)
-------------------------------------------------------------------------------------------------------------------------------
Net Expenses                              237,291       52,228       40,496       66,579       10,315      111,045       43,047
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)              247,628      171,377       44,866      (21,496)      (3,428)     134,195      (35,450)
-------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and Foreign Currency
Transactions:
Net realized gain (loss) on
investments sold                         (812,153)      68,130      189,624      995,727      197,152       90,276      306,966
Net realized loss on financial
futures contracts                              --       (5,004)          --           --           --           --           --
Net realized loss on foreign
currency transactions                      (1,394)          --      (84,534)          --           --           --           --
Change in net unrealized
appreciation/depreciation  of
investments                             2,785,881    3,243,088      (87,285)     354,385       91,372      771,359    1,005,816
Change in net unrealized
appreciation/depreciation  of
financial futures contracts                    --       20,461           --           --           --           --           --
Change in net unrealized
appreciation/depreciation  of
foreign currency transactions                (176)          --           --           --           --           --           --
                                      -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Realized and Unrealized Gain on
Investments, Financial Futures
Contracts and Foreign Currency
Transactions                            1,972,158    3,326,675       17,805    1,350,112      288,524      861,635    1,312,782
-------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations              $2,219,786   $3,498,052      $62,671   $1,328,616     $285,096     $995,830   $1,277,332
===============================================================================================================================

The Statement of Operations summarizes for each of the Funds the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.




Statements of Operations (continued)
Six months ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------------

                                                     V.A.         V.A.         V.A.
                                                 CORE EQUITY   LARGE CAP    SOVEREIGN
                                                     FUND     VALUE FUND  INVESTORS FUND
                                                 -----------  -----------  -----------
Investment Income:
Dividends (net of foreign
withholding tax of $1,124, $129
and none, respectively)                             $185,248      $65,332     $268,401
Interest                                              24,795      108,715      166,208
                                                 -----------  -----------  -----------
                                                     210,043      174,047      434,609
                                                 -----------  -----------  -----------
Expenses:
Investment management fee - Note C                   111,225       60,127      111,686
Custodian fee                                         11,050       12,760        6,127
Auditing fee                                           6,354        6,102        5,454
Accounting and legal services fees
- Note C                                               2,290        1,444        2,682
Printing                                               2,174        3,653        2,462
Trustees' fees                                           768          464          839
Legal fees                                               456          318          527
Miscellaneous                                            349          312          568
Registration and filing fees                              22           22            2
Organization expense - Note B                          1,059           --        1,059
                                                 -----------  -----------  -----------
Total Expenses                                       135,747       85,202      131,406
--------------------------------------------------------------------------------------
Less Expense Reductions - Note C                      (1,059)          --           --
--------------------------------------------------------------------------------------
Net Expenses                                         134,688       85,202      131,406
--------------------------------------------------------------------------------------
Net Investment Income                                 75,355       88,845      303,203
--------------------------------------------------------------------------------------

Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions:
Net realized gain on investments
sold                                               1,374,295      522,690      159,449
Net realized gain on foreign
currency transactions                                     --        1,015           --
Change in net unrealized
appreciation/depreciation of
investments                                        1,844,577    2,966,289    1,819,241
Change in net unrealized
appreciation/depreciation of
foreign currency transactions                             --        2,013           --
                                                 -----------  -----------  -----------
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                       3,218,872    3,492,007    1,978,690
--------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                         $3,294,227   $3,580,852   $2,281,893
======================================================================================

See notes to financial statements.




Statements of Operations (continued)
Six months ended June 30, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------

                                                     V.A.         V.A.         V.A.         V.A.
                                                    BOND      HIGH YIELD  MONEY MARKET   STRATEGIC
                                                    FUND       BOND FUND      FUND      INCOME FUND
                                                 -----------  -----------  -----------  -----------
Investment Income:
Interest                                            $384,110     $478,306     $477,030     $757,862
Dividends (net of foreign
withholding tax of none, $340,
none and none, respectively)                              17       15,182           --       10,432
                                                 -----------  -----------  -----------  -----------
                                                     384,127      493,488      477,030      768,294
                                                 -----------  -----------  -----------  -----------
Expenses:
Investment management fee - Note C                    27,564       26,171       47,546       53,380
Custodian fee                                         18,539        7,552        4,346       11,128
Auditing fee                                           5,430        5,620        5,569        5,249
Accounting and legal services fees
- Note C                                                 794          629        1,370        1,282
Printing                                               3,368        1,935        2,010        3,598
Trustees' fees                                           273          196          400          441
Legal fees                                               239          184          418          265
Miscellaneous                                            110           84           86          201
Registration and filing fees                               3           19            2          101
Organization expense - Note B                          1,059           --        1,059        1,059
                                                 -----------  -----------  -----------  -----------
Total Expenses                                        57,379       42,390       62,806       76,704
---------------------------------------------------------------------------------------------------
Less Expense Reductions - Note C                     (16,016)      (5,302)          --       (1,059)
---------------------------------------------------------------------------------------------------
Net Expenses                                          41,363       37,088       62,806       75,645
---------------------------------------------------------------------------------------------------
Net Investment Income                                342,764      456,400      414,224      692,649
---------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments, Financial Futures
Contracts and  Foreign Currency
Transactions:
Net realized gain (loss) on
investments sold                                     (93,403)      11,046           --       25,704
Net realized loss on financial
futures contracts                                         --           --           --      (28,949)
Net realized gain on foreign
currency transactions                                     --       30,523           --       72,675
Change in net unrealized
appreciation/depreciation  of
investments                                         (403,869)     241,279           --     (497,690)
Change in net unrealized
appreciation/depreciation  of
financial futures contracts                               --           --           --        5,101
Change in net unrealized
appreciation/depreciation  of
foreign currency transactions                             --       16,209           --       29,938
                                                 -----------  -----------  -----------  -----------
Net Realized and Unrealized Gain
(Loss) on Investments, Financial
Futures Contracts and Foreign
Currency Transactions                               (497,272)     299,057           --     (393,221)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                          ($154,508)    $755,457     $414,224     $299,428
===================================================================================================

See notes to financial statements.




Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------------------

                                   V.A. FINANCIAL INDUSTRIES FUND    V.A. 500 INDEX FUND        V.A. INTERNATIONAL FUND
                                   ------------------------------   -------------------------   ------------------------
                                         YEAR       SIX MONTHS       YEAR       SIX MONTHS       YEAR        SIX MONTHS
                                         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                      DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999
                                          1998      (UNAUDITED)      1998       (UNAUDITED)      1998       (UNAUDITED)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                    $506,912      $247,628      $291,272      $171,377       $32,354       $44,866
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                    (508,505)     (813,547)    1,119,454        63,126      (142,171)      105,090
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                            1,601,203     2,785,705     4,459,671     3,263,549       899,109       (87,285)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from Operations               1,599,610     2,219,786     5,870,397     3,498,052       789,292        62,671
                                      -----------   -----------   -----------   -----------   -----------   -----------
Distributions to Shareholders: *
Dividends from net investment
income                                   (510,853)           --      (292,838)     (171,025)      (32,354)           --
Dividends in excess of net
investment income                              --            --            --            --       (13,953)           --
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions             (11,398)           --    (1,211,700)           --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Total Distributions to Shareholders      (522,251)           --    (1,504,538)     (171,025)      (46,307)           --
                                      -----------   -----------   -----------   -----------   -----------   -----------
From Fund Share Transactions: **
Shares sold                            41,125,976     4,392,796    15,705,605     8,829,438     3,453,932       513,352
Shares issued to shareholders in
reinvestment of distributions             522,251            --     1,504,538       171,025        46,307            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                       41,648,227     4,392,796    17,210,143     9,000,463     3,500,239       513,352
Less shares repurchased                (6,622,052)   (7,939,941)  (15,126,656)   (4,039,167)     (834,714)     (613,135)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease)                35,026,175    (3,547,145)    2,083,487     4,961,296     2,665,525       (99,783)
                                      -----------   -----------   -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                    18,465,441    54,568,975    20,007,817    26,457,163     3,792,004     7,200,514
                                      -----------   -----------   -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of
($1,308), $246,320, $325, $677,
($30,980) and $13,886,
respectively)                         $54,568,975   $53,241,616   $26,457,163   $34,745,486    $7,200,514    $7,163,402
                                      ===========   ===========   ===========   ===========   ===========   ===========


* Distributions to Shareholders:
Per share dividends from net
investment income                         $0.1354            --       $0.1980       $0.0885       $0.0674            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Per share dividends in excess of
net investment income                          --            --            --            --       $0.0118            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Per share distributions from net
realized gain on investments sold,
 financial futures contracts and
foreign currency transactions             $0.0030            --       $0.7583            --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------

** Analysis of Fund Share
Transactions:
Shares sold                             2,866,051       298,281     1,100,338       546,047       300,316        42,182
Shares issued to shareholders in
reinvestment of distributions              37,039            --        99,865        10,578         3,843            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                        2,903,090       298,281     1,200,203       556,625       304,159        42,182
Less shares repurchased                  (501,775)     (550,168)   (1,048,754)     (252,660)      (74,252)      (50,052)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease)                 2,401,315      (251,887)      151,449       303,965       229,907        (7,870)
                                      ===========   ===========   ===========   ===========   ===========   ===========

The Statement of Changes in Net Assets shows how the value of each Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------

                                      V.A. LARGE CAP GROWTH FUND   V.A. MID CAP GROWTH FUND    V.A. REGIONAL BANK FUND
                                      --------------------------  -------------------------   -------------------------
                                         YEAR       SIX MONTHS      PERIOD       SIX MONTHS     PERIOD       SIX MONTHS
                                         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                      DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999
                                          1998      (UNAUDITED)      1998       (UNAUDITED)      1998(2)    (UNAUDITED)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                 ($48)     ($21,496)         $627       ($3,428)     $126,597      $134,195
Net realized gain (loss) on
investments sold and foreign
currency  transactions                     17,279       995,727      (110,615)      197,152        42,921        90,276
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                            1,630,671       354,385       229,829        91,372      (394,271)      771,359
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations        1,647,902     1,328,616       119,841       285,096      (224,753)      995,830
                                      -----------   -----------   -----------   -----------   -----------   -----------
Distributions to Shareholders: *
Dividends from net investment
income                                         --            --          (627)           --      (123,559)     (137,334)
Distributions from net realized
gain on investments sold and
foreign currency transactions                  --            --            --            --        (7,896)           --
Tax return of capital                          --            --          (125)           --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Total Distributions to Shareholders            --            --          (752)           --      (131,455)     (137,334)
                                      -----------   -----------   -----------   -----------   -----------   -----------
From Fund Share Transactions: **
Shares sold                             5,891,440     6,661,481     1,858,855       818,287    23,505,925     5,095,910
Shares issued to shareholders in
reinvestment of distributions                  --            --           752            --       131,455       137,334
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                        5,891,440     6,661,481     1,859,607       818,287    23,637,380     5,233,244
Less shares repurchased                  (900,237)     (733,405)     (199,625)     (354,163)   (3,024,755)   (2,721,157)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                            4,991,203     5,928,076     1,659,982       464,124    20,612,625     2,512,087
                                      -----------   -----------   -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                     3,732,712    10,371,817            --     1,779,071            --    20,256,417
                                      -----------   -----------   -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of
($12), ($21,508), none, ($3,428),
$3,038 and ($101), respectively)      $10,371,817   $17,628,509    $1,779,071    $2,528,291   $20,256,417   $23,627,000
                                      ===========   ===========   ===========   ===========   ===========   ===========


* Distributions to Shareholders:
Per share dividends from net
investment income                              --            --       $0.0040            --       $0.0694       $0.0573
                                      -----------   -----------   -----------   -----------   -----------   -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions              --            --            --            --       $0.0036            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Tax return of capital                          --            --       $0.0008            --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------

** Analysis of Fund Share
Transactions:
Shares sold                               505,076       468,943       180,723        73,148     2,519,857       554,433
Shares issued to shareholders in
reinvestment of distributions                  --            --            72            --        14,871        14,955
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                          505,076       468,943       180,795        73,148     2,534,728       569,388
Less shares repurchased                   (76,970)      (51,904)      (19,519)      (31,137)     (351,377)     (295,010)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                              428,106       417,039       161,276        42,011     2,183,351       274,378
                                      ===========   ===========   ===========   ===========   ===========   ===========

(1) Commenced operations on January 7, 1998.
(2) Commenced operations on May 1, 1998.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------

                                      V.A. SMALL CAP GROWTH FUND    V.A. CORE EQUITY FUND     V.A. LARGE CAP VALUE FUND
                                      --------------------------  -------------------------   -------------------------
                                         YEAR       SIX MONTHS       YEAR       SIX MONTHS      PERIOD      SIX MONTHS
                                         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                      DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999
                                          1998      (UNAUDITED)      1998       (UNAUDITED)      1998(1)    (UNAUDITED)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)             ($33,890)     ($35,450)     $103,965       $75,355       $88,381       $88,845
Net realized gain (loss) on
investments sold and foreign
currency  transactions                   (402,192)      306,966       292,353     1,374,295       (21,183)      523,705
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                            1,479,880     1,005,816     3,818,765     1,844,577     1,868,627     2,968,302
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from Operations               1,043,798     1,277,332     4,215,083     3,294,227     1,935,825     3,580,852
                                      -----------   -----------   -----------   -----------   -----------   -----------
Distributions to Shareholders: *
Dividends from net investment
income                                         --            --      (102,677)      (75,091)      (81,327)      (92,456)
Distributions from net realized
gain on investments sold and
foreign currency transactions                  --            --      (388,348)           --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Total Distributions to Shareholders            --            --      (491,025)      (75,091)      (81,327)      (92,456)
                                      -----------   -----------   -----------   -----------   -----------   -----------
From Fund Share Transactions: **
Shares sold                             4,538,788     1,364,647    16,435,328    13,092,696    16,705,530     5,835,298
Shares issued to shareholders in
reinvestment of distributions                  --            --       491,025        75,091        81,327        92,456
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                        4,538,788     1,364,647    16,926,353    13,167,787    16,786,857     5,927,754
Less shares repurchased                (1,191,507)     (836,721)   (2,678,249)   (3,137,750)   (1,273,103)   (1,075,425)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                            3,347,281       527,926    14,248,104    10,030,037    15,513,754     4,852,329
                                      -----------   -----------   -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                     3,840,810     8,231,889     8,719,092    26,691,254            --    17,368,252
                                      -----------   -----------   -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of
($12), ($35,462), $1,579, $1,843,
$3,516 and ($95), respectively)        $8,231,889   $10,037,147   $26,691,254   $39,940,427   $17,368,252   $25,708,977
                                      ===========   ===========   ===========   ===========   ===========   ===========


* Distributions to Shareholders:
Per share dividends from net
investment income                              --            --       $0.0967       $0.0402       $0.0962       $0.0548
                                      -----------   -----------   -----------   -----------   -----------   -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions              --            --       $0.2702            --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------

** Analysis of Fund Share
Transactions:
Shares sold                               430,241       110,190     1,023,938       701,970     1,560,370       470,034
Shares issued to shareholders in
reinvestment of distributions                  --            --        28,311         4,041         7,693         7,302
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                          430,241       110,190     1,052,249       706,011     1,568,063       477,336
Less shares repurchased                  (115,191)      (67,957)     (165,911)     (169,928)     (124,862)      (88,855)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                              315,050        42,233       886,338       536,083     1,443,201       388,481
                                      ===========   ===========   ===========   ===========   ===========   ===========

(1) Commenced operations on January 6, 1998.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------------------

                                    V.A. SOVEREIGN INVESTORS FUND      V.A. BOND FUND           V.A. HIGH YIELD BOND FUND
                                      --------------------------  -------------------------   -------------------------
                                         YEAR       SIX MONTHS       YEAR       SIX MONTHS       PERIOD     SIX MONTHS
                                         ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                      DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999
                                          1998      (UNAUDITED)      1998       (UNAUDITED)      1998(1)    (UNAUDITED)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                    $436,382      $303,203      $421,763      $342,764      $532,172      $456,400
Net realized gain (loss) on
investments sold, financial
futures contracts  and foreign
currency transactions                    (157,903)      159,449       155,311       (93,403)     (164,756)       41,569
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                            3,493,431     1,819,241        72,362      (403,869)   (1,205,462)      257,488
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net
Assets Resulting from Operations        3,771,910     2,281,893       649,436      (154,508)     (838,046)      755,457
                                      -----------   -----------   -----------   -----------   -----------   -----------
Distributions to Shareholders: *
Dividends from net investment
income                                   (454,539)     (303,804)     (421,762)     (342,785)     (518,660)     (457,492)
Distributions from net realized
gain on investments sold,
financial  futures contracts and
foreign currency transactions                  --            --      (170,439)           --            --            --
Tax return of capital                          --            --            --            --        (8,794)           --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Total Distributions to Shareholders      (454,539)     (303,804)     (592,201)     (342,785)     (527,454)     (457,492)
                                      -----------   -----------   -----------   -----------   -----------   -----------
From Fund Share Transactions: **
Shares sold                            21,913,811     9,296,130     8,832,995     2,937,916    10,161,830     1,352,791
Shares issued to shareholders in
reinvestment of distributions             454,539       303,804       592,175       340,699       527,454       454,908
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                       22,368,350     9,599,934     9,425,170     3,278,615    10,689,284     1,807,699
Less shares repurchased                (3,703,040)   (1,793,537)   (2,495,458)   (1,715,923)   (1,204,237)     (833,049)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                           18,665,310     7,806,397     6,929,712     1,562,692     9,485,047       974,650
                                      -----------   -----------   -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                    12,186,939    34,169,620     3,682,481    10,669,428            --     8,119,547
                                      -----------   -----------   -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of $495,
($106), $11, ($10), ($300) and
($1,392), respectively)               $34,169,620   $43,954,106   $10,669,428   $11,734,827    $8,119,547    $9,392,162
                                      ===========   ===========   ===========   ===========   ===========   ===========


* Distributions to Shareholders:
Per share dividends from net
investment income                         $0.2548       $0.1224       $0.6266       $0.3152       $0.8426       $0.4342
                                      -----------   -----------   -----------   -----------   -----------   -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions              --            --       $0.1710            --            --            --
                                      -----------   -----------   -----------   -----------   -----------   -----------
Tax return of capital                          --            --            --            --       $0.0143            --
                                      -----------   -----------   -----------   -----------   -----------   -----------

** Analysis of Fund Share
Transactions:
Shares sold                             1,514,230       585,728       838,775       284,377     1,069,122       160,997
Shares issued to shareholders in
reinvestment of distributions              30,975        19,335        56,408        33,209        59,435        54,073
                                      -----------   -----------   -----------   -----------   -----------   -----------
                                        1,545,205       605,063       895,183       317,586     1,128,557       215,070
Less shares repurchased                  (253,627)     (113,843)     (235,975)     (165,703)     (140,657)      (98,388)
                                      -----------   -----------   -----------   -----------   -----------   -----------
Net Increase                            1,291,578       491,220       659,208       151,883       987,900       116,682
                                      ===========   ===========   ===========   ===========   ===========   ===========

(1) Commenced operations on January 6, 1998.

See notes to financial statements.




Statements of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------

                                                   V.A. MONEY MARKET FUND    V.A. STRATEGIC INCOME FUND
                                                 --------------------------  -------------------------
                                                    YEAR       SIX MONTHS       YEAR       SIX MONTHS
                                                    ENDED         ENDED         ENDED         ENDED
                                                 DECEMBER 31, JUNE 30, 1999  DECEMBER 31, JUNE 30, 1999
                                                     1998      (UNAUDITED)      1998       (UNAUDITED)
                                                 -----------   -----------   -----------   -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                               $577,123      $414,224      $859,114      $692,649
Net realized gain (loss) on
investments sold, financial
futures contracts and foreign
currency transactions                                     --            --        (8,657)       69,430
Change in net unrealized
appreciation/depreciation of
investments, financial futures
contracts and foreign currency
transactions                                              --            --      (397,587)     (462,651)
                                                 -----------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from Operations                            577,123       414,224       452,870       299,428
                                                 -----------   -----------   -----------   -----------
Distributions to Shareholders: *
Dividends from net investment
income                                              (577,123)     (414,224)     (859,114)     (692,664)
Distributions from net realized
gain on investments sold,
financial futures contracts and
foreign currency transactions                             --            --       (33,336)           --
                                                 -----------   -----------   -----------   -----------
Total Distributions to Shareholders                 (577,123)     (414,224)     (892,450)     (692,664)
                                                 -----------   -----------   -----------   -----------
From Fund Share Transactions: **
Shares sold                                       33,372,181    19,191,009    10,522,329     4,195,548
Shares issued in reorganization -
Note E                                                    --            --            --     2,569,836
Shares issued to shareholders in
reinvestment of distributions                        578,296       411,467       892,895       688,325
                                                 -----------   -----------   -----------   -----------
                                                  33,950,477    19,602,476    11,415,224     7,453,709
Less shares repurchased                          (25,808,161)  (13,335,569)   (1,495,808)   (1,626,397)
                                                 -----------   -----------   -----------   -----------
Net Increase                                       8,142,316     6,266,907     9,919,416     5,827,312
                                                 -----------   -----------   -----------   -----------

Net Assets:
Beginning of period                                8,377,058    16,519,374     5,539,561    15,019,397
                                                 -----------   -----------   -----------   -----------
End of period (including
undistributed net investment
income  (distributions in excess
of net investment income) of $3,
$3, ($8,929) and ($8,944),
respectively)                                    $16,519,374   $22,786,281   $15,019,397   $20,453,473
                                                 ===========   ===========   ===========   ===========


* Distributions to Shareholders:
Per share dividends from net
investment income                                    $0.0478       $0.0215       $0.8496       $0.3888
                                                 -----------   -----------   -----------   -----------
Per share distributions from net
realized gain on investments sold
and foreign currency transactions                         --            --       $0.0229            --
                                                 -----------   -----------   -----------   -----------

** Analysis of Fund Share
Transactions:
Shares sold                                       33,372,181    19,191,009     1,015,843       415,173
Shares issued in reorganization -
Note E                                                    --            --            --       253,313
Shares issued to shareholders in
reinvestment of distributions                        578,296       411,467        86,949        68,266
                                                 -----------   -----------   -----------   -----------
                                                  33,950,477    19,602,476     1,102,792       736,752
Less shares repurchased                          (25,808,161)  (13,335,569)     (144,814)     (160,292)
                                                 -----------   -----------   -----------   -----------
Net Increase                                       8,142,316     6,266,907       957,978       576,460
                                                 ===========   ===========   ===========   ===========

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------

                                                             V.A. FINANCIAL INDUSTRIES FUND
                                                       --------------------------------------------
                                                         PERIOD           YEAR         SIX MONTHS
                                                          ENDED           ENDED           ENDED
                                                       DECEMBER 31,   DECEMBER 31,    JUNE 30, 1999
                                                         1997(1)          1998         (UNAUDITED)
                                                       -----------    -----------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $13.44          $14.45
                                                        --------        --------        --------
Net Investment Income (2)                                   0.11            0.18            0.07
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                                3.39            0.97            0.59
                                                        --------        --------        --------
Total from Investment Operations                            3.50            1.15            0.66
                                                        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.05)          (0.14)             --
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                               (0.01)          (0.00)(8)          --
                                                        --------        --------        --------
Total Distributions                                        (0.06)          (0.14)             --
                                                        --------        --------        --------
Net Asset Value, End of Period                            $13.44          $14.45          $15.11
                                                        ========        ========        ========
Total Investment Return at Net Asset Value (3)            35.05%(5)        8.55%           4.57%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         34.71%(5)          --              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $18,465         $54,569         $53,242
Ratio of Expenses to Average Net Assets                    1.05%(6)        0.92%           0.91%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 1.39%(6)           --              --
Ratio of Net Investment Income to Average
Net Assets                                                 1.32%(6)        1.25%           0.95%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     0.98%(6)           --              --
Portfolio Turnover Rate                                      11%             38%             24%
Fee Reduction Per Share (2)                                $0.03              --              --

(1) Commenced operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated:
net investment income, gains (losses), distributions and total investment return of each Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                           V.A. 500 INDEX FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $10.44          $12.62          $15.23
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.17            0.30            0.20            0.09
Net Realized and Unrealized Gain on
Investments and Financial Futures Contracts                 0.98            2.72            3.37            1.80
                                                        --------        --------        --------        --------
Total from Investment Operations                            1.15            3.02            3.57            1.89
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.16)          (0.30)          (0.20)          (0.09)
Distributions from Net Realized Gain on
Investments Sold and Financial Futures
Contracts                                                  (0.55)          (0.54)          (0.76)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.71)          (0.84)          (0.96)          (0.09)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $10.44          $12.62          $15.23          $17.03
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)            11.49%(5)       29.51%          28.44%          12.42%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         11.25%(5)       29.04%          27.87%          12.23%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $4,049         $20,008         $26,457         $34,745
Ratio of Expenses to Average Net Assets                    0.60%(6)        0.36%           0.35%           0.35%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 1.31%(6)        0.83%           0.92%           0.72%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 4.57%(6)        2.45%           1.44%           1.15%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     3.86%(6)        1.98%           0.87%           0.78%(6)
Portfolio Turnover Rate                                       --              9%             47%              1%
Fee Reduction Per Share (2)                                $0.03           $0.06           $0.07           $0.03

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                         V.A. INTERNATIONAL FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $11.23          $10.50          $12.18
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.07            0.05            0.07            0.08
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions                                                1.20           (0.13)           1.69            0.02
                                                        --------        --------        --------        --------
Total from Investment Operations                            1.27           (0.08)           1.76            0.10
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.04)          (0.01)          (0.07)             --
Dividends in Excess of Net Investment Income                  --              --           (0.01)             --
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                                  --           (0.64)             --              --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.04)          (0.65)          (0.08)             --
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $11.23          $10.50          $12.18          $12.28
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)            12.75%(5)       (0.54%)         16.75%           0.82%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         12.07%(5)       (1.43%)         14.77%           0.31%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $2,267          $3,792          $7,201          $7,163
Ratio of Expenses to Average Net Assets                    1.15%(6)        1.15%           1.15%           1.15%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 3.13%(6)        2.04%           3.13%           2.17%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 2.03%(6)        0.43%           0.59%           1.27%(6)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                           0.05%(6)       (0.46%)         (1.39%)          0.25%(6)
Portfolio Turnover Rate                                      14%            273%             89%             48%
Fee Reduction Per Share (2)                                $0.07           $0.10           $0.22           $0.06

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                       V.A. LARGE CAP GROWTH FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $9.39          $10.73          $13.37
                                                        --------        --------        --------        --------
Net Investment Loss (2)                                    (0.01)          (0.04)          (0.00)(8)       (0.02)
Net Realized and Unrealized Gain (Loss) on
Investments                                                (0.60)           1.38            2.64            1.43
                                                        --------        --------        --------        --------
Total from Investment Operations                           (0.61)           1.34            2.64            1.41
                                                        --------        --------        --------        --------

Net Asset Value, End of Period                             $9.39          $10.73          $13.37          $14.78
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)            (6.10%)(5)      14.27%          24.60%          10.55%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         (7.39%)(5)      12.90%          24.27%          10.51%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $994          $3,733         $10,372         $17,629
Ratio of Expenses to Average Net Assets                    1.00%(6)        1.00%           1.00%           1.00%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 4.76%(6)        2.37%           1.33%           1.07%(6)
Ratio of Net Investment Loss to Average Net
Assets                                                    (0.23%)(6)      (0.39%)         (0.00%)         (0.32%)(6)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (7)                                    (3.99%)(6)      (1.76%)         (0.33%)         (0.39%)(6)
Portfolio Turnover Rate                                      68%            136%            176%            119%
Fee Reduction Per Share (2)                                $0.13           $0.13           $0.04           $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------

                                                        V.A. MID CAP GROWTH FUND
                                                        -------------------------
                                                         PERIOD        SIX MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,   JUNE 30, 1999
                                                         1998(1)       (UNAUDITED)
                                                        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $11.03
                                                        --------        --------
Net Investment Income (Loss)(2)                             0.01           (0.02)
Net Realized and Unrealized Gain on
Investments                                                 1.03            1.43
                                                        --------        --------
Total from Investment Operations                            1.04            1.41
                                                        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.01)             --
Tax Return of Capital                                      (0.00)(8)          --
                                                        --------        --------
Total Distributions                                        (0.01)             --
                                                        --------        --------
Net Asset Value, End of Period                            $11.03          $12.44
                                                        ========        ========
Total Investment Return at Net Asset Value (3)            10.35%(5)       12.78%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                          7.17%(5)       11.93%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $1,779          $2,528
Ratio of Expenses to Average Net Assets                    1.00%(6)        1.00%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 4.23%(6)        2.72%(6)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                         0.06%(6)       (0.33%)(6)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (7)                                    (3.17%)(6)      (2.05%)(6)
Portfolio Turnover Rate                                     103%             94%
Fee Reduction Per Share (2)                                $0.33           $0.10

(1) Commenced operations on January 7, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------

                                                         V.A. REGIONAL BANK FUND
                                                        -------------------------
                                                         PERIOD        SIX MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,   JUNE 30, 1999
                                                         1998(1)       (UNAUDITED)
                                                        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $9.28
                                                        --------        --------
Net Investment Income (2)                                   0.09            0.06
Net Realized and Unrealized Gain (Loss) on
Investments                                                (0.74)           0.33
                                                        --------        --------
Total from Investment Operations                           (0.65)           0.39
                                                        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.07)          (0.06)
Distributions from Net Realized Gain on
Investments Sold                                           (0.00)(8)          --
                                                        --------        --------
Total Distributions                                        (0.07)          (0.06)
                                                        --------        --------
Net Asset Value, End of Period                             $9.28           $9.61
                                                        ========        ========

Total Investment Return at Net Asset Value (3)            (6.43%)(5)       4.20%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         (6.49%)(5)          --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $20,256         $23,627
Ratio of Expenses to Average Net Assets                    1.05%(6)        1.04%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 1.14%(6)           --
Ratio of Net Investment Income to Average
Net Assets                                                 1.39%(6)        1.26%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     1.30%(6)           --
Portfolio Turnover Rate                                      28%             22%
Fee Reduction Per Share (2)                                $0.01              --

(1) Commenced operations on May 1, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                       V.A. SMALL CAP GROWTH FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $9.32          $10.35          $12.00
                                                        --------        --------        --------        --------
Net Investment Income (Loss)(2)                             0.02           (0.02)          (0.06)          (0.05)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions                                               (0.68)           1.05            1.71            1.83
                                                        --------        --------        --------        --------
Total from Investment Operations                           (0.66)           1.03            1.65            1.78
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.02)          (0.00)(3)          --              --
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                             $9.32          $10.35          $12.00          $13.78
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (4)            (6.62%)(6)      11.06%          15.94%          14.83%(6)
Total Adjusted Investment Return at Net
Asset Value (4,5)                                         (8.05%)(6)       9.34%          15.31%          14.60%(6)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $975          $3,841          $8,232         $10,037
Ratio of Expenses to Average Net Assets                    1.00%(7)        1.00%           1.00%           1.00%(7)
Ratio of Adjusted Expenses to Average Net
Assets (8)                                                 5.19%(7)        2.72%           1.63%           1.46%(7)
Ratio of Net Investment Income (Loss) to
Average Net Assets                                         0.62%(7)       (0.16%)         (0.59%)         (0.82%)(7)
Ratio of Adjusted Net Investment Loss to
Average Net Assets (8)                                    (3.57%)(7)      (1.88%)         (1.22%)         (1.28%)(7)
Portfolio Turnover Rate                                      31%             79%             93%             62%
Fee Reduction Per Share (2)                                $0.14           $0.17           $0.07           $0.03

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(6) Not annualized.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                       V.A. CORE EQUITY FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Peformance
Net Asset Value, Beginning of Period                      $10.00          $11.11          $14.11          $17.74
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.06            0.16            0.10            0.04
Net Realized and Unrealized Gain on
Investments                                                 1.12            3.23            3.90            1.83
                                                        --------        --------        --------        --------
Total from Investment Operations                            1.18            3.39            4.00            1.87
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.06)          (0.14)          (0.10)          (0.04)
Distributions from Net Realized Gain on
Investments Sold                                           (0.01)          (0.25)          (0.27)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.07)          (0.39)          (0.37)          (0.04)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $11.11          $14.11          $17.74          $19.57
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)            11.78%(5)       30.68%          28.42%          10.55%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         10.66%(5)       30.04%              --          10.55%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $1,149          $8,719         $26,691         $39,940
Ratio of Expenses to Average Net Assets                    0.95%(6)        0.95%           0.95%           0.85%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 4.23%(6)        1.59%              --           0.86%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 1.60%(6)        1.24%           0.65%           0.47%(6)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                          (1.68%)(6)       0.60%              --           0.46%(6)
Portfolio Turnover Rate                                      24%             53%             55%             39%
Fee Reduction Per Share (2)                                $0.12           $0.08              --           $0.00(8)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------

                                                        V.A. LARGE CAP VALUE FUND
                                                        -------------------------
                                                         PERIOD        SIX MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,   JUNE 30, 1999
                                                         1998(1)       (UNAUDITED)
                                                        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $12.03
                                                        --------        --------
Net Investment Income (2)                                   0.11            0.05
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                                2.02            2.01
                                                        --------        --------
Total from Investment Operations                            2.13            2.06
                                                        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.10)          (0.05)
                                                        --------        --------
Net Asset Value, End of Period                            $12.03          $14.04
                                                        ========        ========
Total Investment Return at Net Asset Value (3)            21.39%(5)       17.20%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         21.21%(5)           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $17,368         $25,709
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.85%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 1.03%(6)           --
Ratio of Net Investment Income to Average
Net Assets                                                 1.17%(6)        0.89%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     0.99%(6)           --
Portfolio Turnover Rate                                     242%             95%
Fee Reduction Per Share (2)                                $0.02              --

(1) Commenced operations on January 6, 1998
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                     V.A. SOVEREIGN INVESTORS FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Peformance
Net Asset Value, Beginning of Period                      $10.00          $10.74          $13.59          $15.61
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.07            0.22            0.27            0.12
Net Realized and Unrealized Gain on
Investments                                                 0.76            2.82            2.00            0.79
                                                        --------        --------        --------        --------
Total from Investment Operations                            0.83            3.04            2.27            0.91
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.07)          (0.18)          (0.25)          (0.12)
Distributions from Net Realized Gain on
Investments Sold                                           (0.02)          (0.01)             --              --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.09)          (0.19)          (0.25)          (0.12)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $10.74          $13.59          $15.61          $16.40
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)             8.30%(5)       28.43%          16.88%           5.88%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                          7.30%(5)       28.12%              --              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $1,111         $12,187         $34,170         $43,954
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.85%           0.74%           0.71%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 3.78%(6)        1.16%              --              --
Ratio of Net Investment Income to Average
Net Assets                                                 1.90%(6)        1.81%           1.88%           1.63%(6)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                          (1.03%)(6)       1.50%              --              --
Portfolio Turnover Rate                                      17%             11%             19%             16%
Fee Reduction Per Share (2)                                $0.11           $0.04              --              --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                           V.A. BOND FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $10.19          $10.36          $10.51
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.23            0.68            0.63            0.32
Net Realized and Unrealized Gain (Loss) on
Investments                                                 0.21            0.24            0.32           (0.45)
                                                        --------        --------        --------        --------
Total from Investment Operations                            0.44            0.92            0.95           (0.13)
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.23)          (0.68)          (0.63)          (0.32)
Distributions from Net Realized Gain on
Investments Sold                                           (0.02)          (0.07)          (0.17)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.25)          (0.75)          (0.80)          (0.32)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $10.19          $10.36          $10.51          $10.06
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)             4.42%(5)        9.30%           9.41%          (1.29%)(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                          3.25%(5)        7.52%           8.82%          (1.43%)(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $1,056          $3,682         $10,669         $11,735
Ratio of Expenses to Average Net Assets                    0.75%(6)        0.75%           0.75%           0.75%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 4.15%(6)        2.53%           1.34%           1.04%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 6.69%(6)        6.57%           5.93%           6.22%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     3.29%(6)        4.79%           5.34%           5.93%(6)
Portfolio Turnover Rate                                      45%            193%            367%            187%
Fee Reduction Per Share (2)                                $0.12           $0.18           $0.06           $0.01

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------

                                                        V.A. HIGH YIELD BOND FUND
                                                        -------------------------
                                                         PERIOD        SIX MONTHS
                                                          ENDED           ENDED
                                                       DECEMBER 31,   JUNE 30, 1999
                                                         1998(1)       (UNAUDITED)
                                                        --------        --------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00           $8.22
                                                        --------        --------
Net Investment Income (2)                                   0.90            0.43
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions                                               (1.82)           0.28
                                                        --------        --------
Total from Investment Operations                           (0.92)           0.71
                                                        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.84)          (0.43)
Tax Return of Capital                                      (0.02)             --
                                                        --------        --------
Total Distributions                                        (0.86)          (0.43)
                                                        --------        --------
Net Asset Value, End of Period                             $8.22           $8.50
                                                        ========        ========
Total Investment Return at Net Asset Value (3)            (9.80%)(5)       8.89%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                        (10.10%)(5)       8.83%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $8,120          $9,392
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.85%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 1.15%(6)        0.97%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 9.85%(6)       10.46%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     9.55%(6)       10.34%(6)
Portfolio Turnover Rate                                     102%             82%
Fee Reduction Per Share (2)                                $0.03           $0.01

(1) Commenced operations on January 6, 1998.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                         V.A. MONEY MARKET FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                       $1.00           $1.00           $1.00           $1.00
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.02            0.05            0.05            0.02
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.02)          (0.05)          (0.05)          (0.02)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                             $1.00           $1.00           $1.00           $1.00
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)             1.61%(5)        4.88%           4.87%           2.15%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                         (7.55%)(5)       4.36%              --              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $207          $8,377         $16,519         $22,786
Ratio of Expenses to Average Net Assets                    0.75%(6)        0.75%           0.74%           0.66%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                27.48%(6)        1.27%              --              --
Ratio of Net Investment Income to Average
Net Assets                                                 4.68%(6)        4.86%           4.70%           4.36%(6)
Ratio of Adjusted Net Investment Income
(Loss) to Average Net Assets (7)                         (22.05%)(6)       4.34%              --              --
Fee Reduction Per Share (2)                                $0.08           $0.00(8)           --              --

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

See notes to financial statements.





Financial Highlights (continued)
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------

                                                                       V.A. STRATEGIC INCOME FUND
                                                       -----------------------------------------------------------
                                                         PERIOD                                       SIX MONTHS
                                                          ENDED          YEAR ENDED DECEMBER 31,         ENDED
                                                       DECEMBER 31,     ------------------------     JUNE 30, 1999
                                                         1996(1)          1997            1998        (UNAUDITED)
                                                       -----------      --------        --------     -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $10.00          $10.30          $10.47          $10.10
                                                        --------        --------        --------        --------
Net Investment Income (2)                                   0.27            0.91            0.85            0.39
Net Realized and Unrealized Gain (Loss) on
Investments and Financial Futures Contracts                 0.36            0.26           (0.35)          (0.19)
                                                        --------        --------        --------        --------
Total from Investment Operations                            0.63            1.17            0.50            0.20
                                                        --------        --------        --------        --------

Less Distributions:
Dividends from Net Investment Income                       (0.27)          (0.91)          (0.85)          (0.39)
Distributions from Net Realized Gain on
Investments Sold and Financial Futures
Contracts                                                  (0.06)          (0.09)          (0.02)             --
                                                        --------        --------        --------        --------
Total Distributions                                        (0.33)          (1.00)          (0.87)          (0.39)
                                                        --------        --------        --------        --------
Net Asset Value, End of Period                            $10.30          $10.47          $10.10           $9.91
                                                        ========        ========        ========        ========
Total Investment Return at Net Asset Value (3)             6.45%(5)       11.77%           4.92%           1.98%(5)
Total Adjusted Investment Return at Net
Asset Value (3,4)                                          5.96%(5)       11.25%           4.84%           1.97%(5)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $2,131          $5,540         $15,019         $20,453
Ratio of Expenses to Average Net Assets                    0.85%(6)        0.85%           0.85%           0.85%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                 2.28%(6)        1.37%           0.93%           0.86%(6)
Ratio of Net Investment Income to Average
Net Assets                                                 7.89%(6)        8.77%           8.19%           7.79%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                                     6.46%(6)        8.25%           8.11%           7.78%(6)
Portfolio Turnover Rate                                      73%            110%             92%             30%(8)
Fee Reduction Per Share (2)                                $0.05           $0.05           $0.01           $0.00(9)

(1) Commenced operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Portfolio turnover rate excludes merger activity.
(9) Less than $0.01 per share.

See notes to financial statements.





Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Financial Industries Fund on June 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Banks - Foreign (7.34%)
Allied Irish Banks Plc, (American Depositary
Receipt), (ADR) (Ireland)                                                   8,568        $233,478
Anglo Irish Bank Corp. Plc
(Ireland)                                                                 106,565         265,410
Argentaria, Caja Postal y Banco Hipotecario de
Espana, S.A. (ADR) (Spain)                                                 12,930         594,780
Banca Popolare di Brescia SpA
(Italy)                                                                     9,000         385,645
ING Groep NV (ADR) (Netherlands)                                           15,176         834,680
MeritaNordbanken OY (Finland)                                             101,000         573,912
Nordbanken Holding AB (Sweden)                                             60,200         351,923
Royal Bank of Canada (Canada)                                               5,000         221,875
UBS AG (Switzerland)                                                        1,500         447,707
                                                                                     ------------
                                                                                        3,909,410
                                                                                     ------------
Banks - Midwest (1.32%)
Commerce Bancshares, Inc.                                                   7,000         281,750
FirstMerit Corp.                                                           10,500         294,656
Marshall & Ilsley Corp.                                                     2,000         128,750
                                                                                     ------------
                                                                                          705,156
                                                                                     ------------
Banks - Money Center (2.81%)
Chase Manhattan Corp.                                                       9,040         783,090
Citigroup, Inc.                                                            15,000         712,500
                                                                                     ------------
                                                                                        1,495,590
                                                                                     ------------
Banks - Northeast (1.27%)
M&T Bank Corp.                                                                500         275,000
Wilmington Trust Corp.                                                      7,000         401,625
                                                                                     ------------
                                                                                          676,625
                                                                                     ------------
Banks - Southeast (2.71%)
CCB Financial Corp.                                                         4,500         237,938
Centura Banks, Inc.                                                         4,500         253,688
First Tennessee National Corp.                                             18,800         720,275
National Commerce Bancorp.                                                 10,500         229,688
                                                                                     ------------
                                                                                        1,441,589
                                                                                     ------------
Banks - Southwest (0.52%)
Cullen/Frost Bankers., Inc.                                                10,000         275,625
                                                                                     ------------
Banks - Super Regional (6.02%)
BankBoston Corp.                                                           19,450         994,381
KeyCorp.                                                                   16,871         541,981
Wells Fargo Co.                                                            39,000       1,667,250
                                                                                     ------------
                                                                                        3,203,612
                                                                                     ------------
Banks - West (1.56%)
City National Corp.                                                         6,400         239,600
Westamerica Bancorp.                                                       16,200         591,300
                                                                                     ------------
                                                                                          830,900
                                                                                     ------------
Broker Services (12.46%)
Edwards (A.G.) Inc.                                                        44,725       1,442,381
Freedom Securities Corp.                                                   22,000         376,750
Goldman Sachs Group, Inc.*                                                  1,900         137,275
Legg Mason, Inc.                                                           56,832       2,188,032
Morgan Keegan, Inc.                                                        35,000         662,813
Morgan Stanley Dean Witter & Co.                                           12,000       1,230,000
Raymond James Financial, Inc.                                              25,000         598,438
                                                                                     ------------
                                                                                        6,635,689
                                                                                     ------------

Computer - Services (5.27%)
BISYS Group, Inc. (The)*                                                    9,000         526,500
First Data Corp.                                                            7,000         342,563
Fiserv, Inc.*                                                              61,855       1,936,835
                                                                                     ------------
                                                                                        2,805,898
                                                                                     ------------
Finance - Consumer Loans (7.44%)
American Express Co.                                                       18,990       2,471,074
MBNA Corp.                                                                 48,650       1,489,906
                                                                                     ------------
                                                                                        3,960,980
                                                                                     ------------
Finance - Investment Management (8.88%)
Federated Investors, Inc. (Class B)                                        18,500         331,844
Franklin Resources, Inc.                                                   28,990       1,177,719
John Nuveen Co. (The) (Class A)                                            11,500         490,906
Price (T. Rowe) Associates, Inc.                                           41,000       1,573,375
Waddell & Reed Financial, Inc.
(Class A)                                                                  42,081       1,154,597
                                                                                     ------------
                                                                                        4,728,441
                                                                                     ------------
Finance - Savings & Loan (0.75%)
Astoria Financial Corp.                                                     5,000         219,688
Dime Bancorp., Inc.                                                         9,000         181,125
                                                                                     ------------
                                                                                          400,813
                                                                                     ------------
Finance - SBIC & Commercial (2.72%)
CIT Group, Inc. (The) (Class A)                                            25,725         742,809
FINOVA Group, Inc. (The)                                                    7,600         399,950
Heller Financial, Inc.                                                     11,000         305,938
                                                                                     ------------
                                                                                        1,448,697
                                                                                     ------------
Insurance (1.85%)
Enhance Financial Services Group, Inc.                                      9,500         187,625
Financial Security Assurance
Holdings Ltd.                                                               6,000         312,000
MBIA, Inc.                                                                  7,500         485,624
                                                                                     ------------
                                                                                          985,249
                                                                                     ------------
Insurance - Accident & Health (3.72%)
AFLAC, Inc.                                                                10,000         478,750
American Heritage Life Investment Corp.                                    11,000         269,500
Provident Cos., Inc.                                                       19,500         780,000
StanCorp Financial Group, Inc.*                                            15,000         450,000
                                                                                     ------------
                                                                                        1,978,250
                                                                                     ------------
Insurance - Brokers (3.57%)
Aon Corp.                                                                  15,000         618,750
Marsh & McLennan Cos., Inc.                                                17,000       1,283,500
                                                                                     ------------
                                                                                        1,902,250
                                                                                     ------------
Insurance - Diversified (1.53%)
Aetna, Inc.                                                                 3,500         313,030
Equitable Cos., Inc. (The)                                                  7,500         502,500
                                                                                     ------------
                                                                                          815,530
                                                                                     ------------
Insurance - Life (4.99%)
American General Corp.                                                      2,700         203,512
Hartford Life, Inc. (Class A)                                               5,000         263,125
Lincoln National Corp.                                                      6,400         334,800
Presidential Life Corp.                                                    12,000         235,500
Protective Life Corp.                                                      12,000         396,000
Reinsurance Group of America, Inc.                                         19,500         687,375
ReliaStar Financial Corp.                                                   6,000         262,500
Torchmark Corp.                                                             8,000         273,000
                                                                                     ------------
                                                                                        2,655,812
                                                                                     ------------
Insurance - Multi Line (2.40%)
Allmerica Financial Corp.                                                  11,100         675,018
Companhia de Seguros Mundial Confianca,
SA* (Portugal)                                                             10,000         394,565
Fortis (B) (Netherlands)                                                    6,627         204,686
                                                                                     ------------
                                                                                        1,274,269
                                                                                     ------------
Insurance - Property & Casualty (12.17%)
Ace, Ltd. (Bermuda)                                                        30,000         847,500
American International Group, Inc.                                          7,000         819,437
Berkshire Hathaway, Inc. (Class A)*                                           260       1,791,400
Cincinnati Financial Corp.                                                 13,000         488,313
Horace Mann Educators Corp.                                                10,000         271,875
Philadelphia Consolidated Holding Corp.*                                   11,500         281,750
Progressive Corp.                                                           6,000         870,000
Travelers Property Casualty Corp.
(Class A)                                                                  13,900         543,838
XL Capital, Ltd. (Class A)                                                 10,000         565,000
                                                                                     ------------
                                                                                        6,479,113
                                                                                     ------------
Mortgage & Real Estate Services (1.28%)
Fannie Mae                                                                 10,000         683,750
                                                                                     ------------
Real Estate Investment Trust - Equity Trust (6.08%)
Apartment Investment & Management
Co. (Class A)                                                              13,000         555,750
Brandywine Realty Trust                                                    35,225         697,895
General Growth Properties, Inc.                                            24,000         852,000
SL Green Realty Corp.                                                      23,000         470,063
Spieker Properties, Inc.                                                   17,000         660,875
                                                                                     ------------
                                                                                        3,236,583
                                                                                     ------------
TOTAL COMMON STOCKS
(Cost $46,587,179)                                                        (98.66%)     52,529,831
                                                                           ------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.25%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250% due
02-15-15 and 11-15-15) - Note B                            4.80%             $665        $665,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            502
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.25%)        665,502
                                                                          -------    ------------
TOTAL INVESTMENTS                                                         (99.91%)     53,195,333
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.09%)         46,283
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $53,241,616
                                                                          =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. 500 Index Fund on June 30, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Advertising (0.22%)
Interpublic Group of Companies,
Inc. (The)                                                                    412         $35,689
Omnicom Group, Inc.                                                           500          40,000
                                                                                      -----------
                                                                                           75,689
                                                                                      -----------
Aerospace (1.10%)
Boeing Co. (The)                                                            2,780         122,841
General Dynamics Corp.                                                        376          25,756
Goodrich (B.F.) Co. (The)                                                     220           9,350
Lockheed Martin Corp.                                                       1,163          43,322
Northrop Grumman Corp.                                                        204          13,528
Raytheon Co. (Class B)                                                        999          70,305
United Technologies Corp.                                                   1,338          95,918
                                                                                      -----------
                                                                                          381,020
                                                                                      -----------
Agricultural Operations (0.08%)
Pioneer Hi-Bred International, Inc.                                           710          27,646
                                                                                      -----------
Automobile/Trucks (1.22%)
Cummins Engine Co., Inc.                                                      124           7,083
Dana Corp.                                                                    492          22,663
Delphi Automotive Systems Corp.                                             1,355          25,152
Eaton Corp.                                                                   212          19,504
Ford Motor Co.                                                              3,586         202,385
General Motors Corp.                                                        1,940         128,040
PACCAR, Inc.                                                                  232          12,383
Ryder System, Inc.                                                            212           5,512
                                                                                      -----------
                                                                                          422,722
                                                                                      -----------
Banks - United States (6.48%)
AmSouth Bancorp.                                                              528          12,243
BB&T Corp.                                                                    921          33,789
Bank of New York Co., Inc.                                                  2,254          82,694
Bank One Corp.                                                              3,485         207,575
BankAmerica Corp.                                                           5,129         376,020
BankBoston Corp.                                                              879          44,939
Chase Manhattan Corp.                                                       2,506         217,082
Comerica, Inc.                                                                461          27,401
Fifth Third Bancorp                                                           788          52,451
First Union Corp.                                                           2,936         137,992
Firstar Corp.                                                               2,045          57,260
Fleet Financial Group, Inc.                                                 1,684          74,727
Huntington Bancshares, Inc.                                                   625          21,875
KeyCorp.                                                                    1,349          43,337
Mellon Bank Corp.                                                           1,548          56,308
Mercantile Bancorp., Inc.                                                     466          26,620
Morgan (J.P.) & Co., Inc.                                                     518          72,779
National City Corp.                                                           967          63,339
Northern Trust Corp.                                                          329          31,913
PNC Bank Corp.                                                                892          51,402
Regions Financial Corp.                                                       655          25,177
Republic New York Corp.                                                       318          21,684
SouthTrust Corp.                                                              490          18,804
State Street Corp.                                                            476          40,639
Summit Bancorp.                                                               514          21,492
SunTrust Banks, Inc.                                                          950          65,966
Synovus Financial Corp.                                                       792          15,741
U.S. Bancorp.                                                               2,160          73,440
Union Planters Corp.                                                          407          18,188
Wachovia Corp.                                                                601          51,423
Wells Fargo Co.                                                             4,872         208,278
                                                                                      -----------
                                                                                        2,252,578
                                                                                      -----------
Beverages (2.42%)
Anheuser-Busch Cos., Inc.                                                   1,416         100,447
Brown-Forman Corp.                                                            203          13,233
Coca-Cola Enterprises, Inc.                                                 1,258          37,425
Coca-Cola Co. (The)                                                         7,305         456,563
Coors (Adolph) Co. (Class B)                                                  108           5,346
PepsiCo, Inc.                                                               4,348         168,213
Seagram Co. Ltd. (The) (Canada)                                             1,182          59,543
                                                                                      -----------
                                                                                          840,770
                                                                                      -----------
Broker Services (1.23%)
Bear Stearns Cos., Inc.                                                       330          15,427
Lehman Brothers Holdings, Inc.                                                337          20,978
Merrill Lynch & Co., Inc.                                                   1,051          84,014
Morgan Stanley Dean Witter & Co.                                            1,712         175,480
Schwab (Charles) Corp.                                                      1,188         130,532
                                                                                      -----------
                                                                                          426,431
                                                                                      -----------
Building (0.64%)
Armstrong World Industries, Inc.                                              119           6,880
Black & Decker Corp.                                                          260          16,412
Centex Corp.                                                                  176           6,611
Danaher Corp.                                                                 396          23,017
Fleetwood Enterprises, Inc.                                                   103           2,723
Fluor Corp.                                                                   224           9,072
Georgia-Pacific Corp.                                                         522          24,730
Kaufman & Broad Home Corp.                                                    142           3,532
Louisiana-Pacific Corp.                                                       322           7,647
Masco Corp.                                                                 1,005          29,019
Owens Corning                                                                 161           5,534
Pulte Corp.                                                                   128           2,952
Sherwin-Williams Co.                                                          510          14,153
Snap-on, Inc.                                                                 194           7,020
Stanley Works (The)                                                           263           8,465
Weyerhauser Co.                                                               590          40,563
Willamette Industries, Inc.                                                   329          15,155
                                                                                      -----------
                                                                                          223,485
                                                                                      -----------
Business Services - Misc. (0.34%)
Block, H & R, Inc.                                                            289          14,450
Cendant Corp.*                                                              2,276          46,658
Dun & Bradstreet Corp.                                                        490          17,364
Equifax, Inc.                                                                 437          15,595
Paychex, Inc.                                                                 707          22,536
                                                                                      -----------
                                                                                          116,603
                                                                                      -----------

Chemicals (0.81%)
Air Products & Chemicals, Inc.                                                680          27,370
Dow Chemical Co.                                                              656          83,230
Eastman Chemical Co.                                                          235          12,161
Engelhard Corp.                                                               371           8,394
FMC Corp.*                                                                     98           6,695
Grace (W. R.) & Co.                                                           218           4,006
Great Lakes Chemical Corp.                                                    175           8,061
Hercules, Inc.                                                                298          11,715
Nalco Chemical Co.                                                            194          10,064
PPG Industries, Inc.                                                          522          30,831
Praxair, Inc.                                                                 468          22,903
Rohm & Haas Co.                                                               629          26,968
Sigma-Aldrich Corp.                                                           298          10,262
Union Carbide Corp.                                                           394          19,208
                                                                                      -----------
                                                                                          281,868
                                                                                      -----------
Computers (13.97%)
3Com Corp.*                                                                 1,063          28,369
Adobe Systems, Inc.                                                           180          14,788
America Online, Inc.*                                                       3,045         336,472
Apple Computer, Inc.*                                                         404          18,710
Autodesk, Inc.                                                                176           5,203
Automatic Data Processing, Inc.                                             1,826          80,344
BMC Software, Inc.*                                                           699          37,746
Cabletron Systems, Inc.*                                                      510           6,630
Ceridian Corp.*                                                               424          13,859
Cisco Systems, Inc.*                                                        9,360         603,720
Compaq Computer Corp.                                                       4,999         118,414
Computer Associates International, Inc.                                     1,597          87,835
Computer Sciences Corp.*                                                      471          32,587
Compuware Corp.*                                                            1,089          34,644
Data General Corp.*                                                           149           2,170
Dell Computer Corp.*                                                        7,541         279,017
EMC Corp.*                                                                  2,974         163,570
Electronic Data Systems Corp.                                               1,460          82,581
First Data Corp.                                                            1,312          64,206
Gateway 2000, Inc.*                                                           463          27,317
Hewlett-Packard Co.                                                         3,008         302,304
IMS Health, Inc.                                                              945          29,531
International Business Machines Corp.                                       5,470         706,997
Microsoft Corp.*                                                           14,957       1,348,934
Novell, Inc.*                                                               1,000          26,500
Oracle Corp.*                                                               4,266         158,375
Parametric Technology Corp.*                                                  792          10,989
PeopleSoft, Inc.*                                                             691          11,920
Seagate Technology, Inc.*                                                     723          18,527
Shared Medical System Corp.                                                    79           5,155
Silicon Graphics, Inc.*                                                       556           9,105
Sun Microsystems, Inc.*                                                     2,283         157,242
Unisys Corp.*                                                                 772          30,060
                                                                                      -----------
                                                                                        4,853,821
                                                                                      -----------
Consumer Products - Misc. (0.02%)
American Greetings Corp. (Class A)                                            207           6,236
Jostens, Inc.                                                                 105           2,211
                                                                                      -----------
                                                                                            8,447
                                                                                      -----------
Containers (0.15%)
Ball Corp.                                                                     91           3,845
Bemis Co., Inc.                                                               155           6,161
Crown Cork & Seal Co., Inc.                                                   363          10,345
Owens-Illinois, Inc.*                                                         460          15,036
Sealed Air Corp.*                                                             247          16,024
                                                                                      -----------
                                                                                           51,411
                                                                                      -----------
Cosmetics & Personal Care (0.57%)
Alberto Culver Co. (Class B)                                                  169           4,500
Avon Products, Inc.                                                           778          43,179
Gillette Co.                                                                3,287         134,767
International Flavors & Fragrances, Inc.                                      314          13,934
                                                                                      -----------
                                                                                          196,380
                                                                                      -----------
Diversified Operations (2.62%)
Allied Signal, Inc.                                                         1,651         104,013
Crane Co.                                                                     203           6,382
Du Pont (E.I.) De Nemours & Co.                                             3,336         227,890
Fortune Brands, Inc.                                                          507          20,977
IKON Office Solutions, Inc.                                                   438           6,570
ITT Industries, Inc.                                                          270          10,294
Johnson Controls, Inc.                                                        252          17,467
Laidlaw, Inc. (Canada)                                                        978           7,213
Loews Corp.                                                                   337          26,665
Minnesota Mining & Manufacturing
Co.                                                                         1,191         103,543
Monsanto Co.                                                                1,857          73,235
NACCO Industries, Inc., (Class A)                                              24           1,764
National Service Industries, Inc.                                             122           4,392
TRW, Inc.                                                                     355          19,481
Tenneco, Inc.                                                                 504          12,033
Textron, Inc.                                                                 470          38,687
Tyco International Ltd.                                                     2,419         229,200
                                                                                      -----------
                                                                                          909,806
                                                                                      -----------
Electronics (7.09%)
Advanced Micro Devices, Inc.*                                                 429           7,749
Applied Materials, Inc.*                                                    1,093          80,745
Emerson Electric Co.                                                        1,296          81,486
General Electric Co.                                                        9,711       1,097,343
Grainger (W.W.), Inc.                                                         281          15,121
Honeywell, Inc.                                                               373          43,221
Intel Corp.                                                                 9,880         587,860
KLA-Tencor Corp.*                                                             260          16,867
LSI Logic Corp.*                                                              419          19,326
Micron Technology, Inc.                                                       734          29,589
Motorola, Inc.                                                              1,779         168,560
National Semiconductor Corp.*                                                 495          12,530
PE Corp.-PE Biosystems Group                                                  148          16,983
Parker-Hannifin Corp.                                                         321          14,686
Raychem Corp.                                                                 229           8,473
Rockwell International Corp.                                                  562          34,142
Solectron Corp.*                                                              745          49,682
Tektronix, Inc.                                                               139           4,196
Texas Instruments, Inc.                                                     1,156         167,620
Thomas & Betts Corp.                                                          168           7,938
                                                                                      -----------
                                                                                        2,464,117
                                                                                      -----------
Finance (3.14%)
American Express Co.                                                        1,341         174,498
Associates First Capital Corp.
(Class A)                                                                   2,157          95,582
Capital One Financial Corp.                                                   582          32,410
Citigroup, Inc.                                                            10,038         476,805
Franklin Resources, Inc.                                                      749          30,428
Golden West Financial Corp.                                                   169          16,562
Household International, Inc.                                               1,431          67,794
MBNA Corp.                                                                  2,376          72,765
Providian Financial Corp.                                                     420          39,270
SLM Holding Corp.                                                             491          22,494
Washington Mutual, Inc.                                                     1,758          62,189
                                                                                      -----------
                                                                                        1,090,797
                                                                                      -----------
Food (1.75%)
Archer-Daniels-Midland Co.                                                  1,755          27,093
Bestfoods                                                                     847          41,926
Campbell Soup Co.                                                           1,318          61,122
ConAgra, Inc.                                                               1,450          38,606
General Mills, Inc.                                                           454          36,490
Heinz (H.J.) Co.                                                            1,072          53,734
Hershey Foods Corp.                                                           424          25,175
Kellogg Co.                                                                 1,201          39,633
Nabisco Group Holdings Corp.                                                  963          18,839
Quaker Oats Co.                                                               404          26,816
Ralston Purina Group                                                          973          29,616
Sara Lee Corp.                                                              2,703          61,324
Unilever NV (Netherlands)                                                   1,694         118,157
Wrigley (WM) Jr. Co.                                                          344          30,960
                                                                                      -----------
                                                                                          609,491
                                                                                      -----------
Funeral Services & Related (0.05%)
Service Corporation International                                             810          15,593
                                                                                      -----------
Household (0.23%)
Maytag Corp.                                                                  267          18,607
Newell Rubbermaid, Inc.                                                       832          38,688
Springs Industries, Inc.                                                       53           2,312
Tupperware Corp.                                                              171           4,361
Whirlpool Corp.                                                               225          16,650
                                                                                      -----------
                                                                                           80,618
                                                                                      -----------
Instruments - Scientific (0.06%)
EG & G, Inc.                                                                  132           4,702
Millipore Corp.                                                               130           5,273
Thermo Electron Corp.*                                                        471           9,449
                                                                                      -----------
                                                                                           19,424
                                                                                      -----------
Insurance (3.20%)
Aetna, Inc.                                                                   424          37,921
Allstate Corp. (The)                                                        2,432          87,248
American General Corp.                                                        747          56,305
American International Group, Inc.                                          3,639         425,990
Aon Corp.                                                                     756          31,185
CIGNA Corp.                                                                   612          54,468
Chubb Corp. (The)                                                             483          33,568
Cincinnati Financial Corp.                                                    495          18,593
Conseco, Inc.                                                                 949          28,885
Hartford Financial Services Group,
Inc. (The)                                                                    692          40,352
Jefferson Pilot Corp                                                          314          20,783
Lincoln National Corp.                                                        598          31,283
MBIA, Inc.                                                                    294          19,036
MGIC Investment Corp.                                                         325          15,803
Marsh & McLennan Cos., Inc.                                                   763          57,606
Progressive Corp.                                                             215          31,175
Provident Cos., Inc.                                                          401          16,040
SAFECO Corp.                                                                  404          17,827
St. Paul Cos., Inc.                                                           699          22,237
Torchmark Corp.                                                               416          14,196
Transamerica Corp.                                                            370          27,750
Triad Hospitals, Inc.*                                                         92           1,242
UNUM Corp.                                                                    410          22,448
                                                                                      -----------
                                                                                        1,111,941
                                                                                      -----------
Leisure (1.34%)
Brunswick Corp.                                                               272           7,582
Carnival Corp. (Class A)                                                    1,816          88,076
Disney (Walt) Co., (The)                                                    6,092         187,710
Eastman Kodak Co.                                                             960          65,040
Harrah's Entertainment, Inc.*                                                 374           8,228
Hasbro, Inc.                                                                  582          16,260
Hilton Hotels Corp.                                                           773          10,967
King World Productions, Inc.*                                                 212           7,380
Marriott International, Inc. (Class A)                                        719          26,873
Mattel, Inc.                                                                1,235          32,650
Mirage Resorts, Inc.*                                                         583           9,765
Polaroid Corp.                                                                130           3,591
                                                                                      -----------
                                                                                          464,122
                                                                                      -----------
Machinery (0.52%)
Briggs & Stratton Corp.                                                        70           4,042
Case Corp.                                                                    219          10,539
Caterpiller Tractor, Inc.                                                   1,063          63,780
Cooper Industries, Inc.                                                       280          14,560
Deere & Co.                                                                   707          28,015
Dover Corp.                                                                   661          23,135
Foster Wheeler Corp.                                                          121           1,709
Harnischfeger Industries, Inc.                                                140             280
Ingersoll-Rand Co.                                                            487          31,472
Milacron, Inc.                                                                114           2,109
                                                                                      -----------
                                                                                          179,641
                                                                                      -----------
Media (2.29%)
CBS Corp.                                                                   2,093          90,915
Clear Channel Communications, Inc.*                                           958          66,042
Comcast Corp.                                                               2,192          84,255
Dow Jones & Co., Inc.                                                         278          14,751
Gannett Co., Inc.                                                             835          59,598
Harcourt General, Inc.                                                        210          10,828
Knight-Ridder, Inc.                                                           233          12,800
McGraw-Hill Cos., Inc. (The)                                                  583          31,446
Meredith Corp.                                                                154           5,332
New York Times Co. (Class A)                                                  540          19,879
Time Warner, Inc.                                                           3,636         267,246
Times Mirror Co. (Class A)                                                    214          12,680
Tribune Co.                                                                   352          30,668
Viacom, Inc. (Class B)*                                                     2,062          90,728
                                                                                      -----------
                                                                                          797,168
                                                                                      -----------
Medical (10.39%)
ALZA Corp.*                                                                   296          15,059
Abbott Laboratories                                                         4,497         204,613
Allergan, Inc.                                                                196          21,756
American Home Products Corp.                                                3,906         224,595
Amgen, Inc.*                                                                1,508          91,799
Bard (C.R.), Inc.                                                             159           7,602
Bausch & Lomb, Inc.                                                           166          12,699
Baxter International, Inc.                                                    848          51,410
Becton, Dickinson & Co.                                                       738          22,140
Biomet, Inc.                                                                  333          13,237
Boston Scientific Corp.*                                                    1,164          51,143
Bristol-Myers Squibb Co.                                                    5,889         414,806
Cardinal Health, Inc.                                                         806          51,685
Columbia/HCA Healthcare Corp.                                               1,913          43,640
Guidant Corp.                                                                 893          45,934
HCR Manor Care, Inc.*                                                         328           7,933
HEALTHSOUTH Corp.*                                                          1,254          18,732
Humana, Inc.*                                                                 496           6,417
Johnson & Johnson                                                           3,985         390,530
LifePoint Hospitals, Inc.*                                                     92           1,236
Lilly (Eli) & Co.                                                           3,259         233,426
Mallinckrodt, Inc.                                                            211           7,675
McKesson HBOC, Inc.                                                           821          26,375
Medtronic, Inc.                                                             1,731         134,802
Merck & Co., Inc.                                                           7,059         522,366
PE Corp.-Celera Genomics Group*                                                68           1,101
Pall Corp.                                                                    369           8,187
Pfizer Inc.                                                                 3,846         422,099
Pharmacia & Upjohn, Inc.                                                    1,506          85,560
Schering-Plough Corp.                                                       4,355         230,815
St. Jude Medical, Inc.*                                                       249           8,871
Tenet Healthcare Corp.*                                                       919          17,059
United Healthcare Corp.                                                       552          34,569
Warner-Lambert Co.                                                          2,434         168,859
Watson Pharmaceutical, Inc.*                                                  282           9,888
                                                                                      -----------
                                                                                        3,608,618
                                                                                      -----------
Metal (0.74%)
ASARCO, Inc.                                                                  118           2,220
Alcan Aluminium Ltd. (Canada)                                                 675          21,558
Alcoa Inc.                                                                  1,088          67,320
Barrick Gold Corp. (Canada)                                                 1,105          21,409
Battle Mountain Gold Co.                                                      681           1,660
Bethlehem Steel Corp.*                                                        385           2,960
Cyprus Amax Minerals Co.                                                      270           4,101
Freeport-McMoran Copper & Gold, Inc.                                          491           8,807
Homestake Mining Co.                                                          771           6,312
Illinois Tool Works, Inc.                                                     741          60,762
Inco, Ltd. (Canada)                                                           537           9,666
Newmont Mining Corp.                                                          496           9,858
Phelps Dodge Corp.                                                            172          10,653
Placer Dome, Inc. (Canada)                                                    741           8,753
Reynolds Metals Co.                                                           191          11,269
Timken Co. (The)                                                              184           3,588
Worthington Industries, Inc.                                                  274           4,504
                                                                                      -----------
                                                                                          255,400
                                                                                      -----------
Mortgage Banking (0.98%)
Countrywide Credit Industries, Inc.                                           334          14,278
Fannie Mae                                                                  3,073         210,116
Freddie Mac                                                                 2,011         116,638
                                                                                      -----------
                                                                                          341,032
                                                                                      -----------
Office (0.57%)
Avery Dennison Corp.                                                          345          20,829
Deluxe Corp.                                                                  238           9,267
Moore Corp., Ltd. (Canada)                                                    262           2,194
Pitney Bowes, Inc.                                                            808          51,914
Xerox Corp.                                                                 1,944         114,818
                                                                                      -----------
                                                                                          199,022
                                                                                      -----------
Oil & Gas (6.04%)
Amerada Hess Corp.                                                            268          15,946
Anadarko Petroleum Corp.                                                      375          13,805
Apache Corp.                                                                  328          12,792
Ashland, Inc.                                                                 220           8,827
Atlantic Richfield Co.                                                        966          80,721
Baker Hughes, Inc.                                                            969          32,461
Burlington Resources, Inc.                                                    526          22,749
Chevron Corp.                                                               1,934         184,093
Coastal Corp. (The)                                                           630          25,200
Columbia Energy Group                                                         247          15,484
Enron Corp.                                                                 1,040          85,020
Exxon Corp.                                                                 7,205         555,686
Halliburton Co.                                                             1,303          58,961
Helmerich & Payne, Inc.                                                       146           3,477
Kerr-McGee Corp.                                                              256          12,848
McDermott International, Inc.                                                 175           4,944
Mobil Corp.                                                                 2,311         228,789
Occidental Petroleum Corp.                                                  1,025          21,653
Phillips Petroleum Co.                                                        755          37,986
Rowan Cos., Inc.*                                                             248           4,573
Royal Dutch Petroleum Co.
(Netherlands)                                                               6,355         382,889
Schlumberger, Ltd.                                                          1,618         103,046
Sonat, Inc.                                                                   326          10,799
Sunoco, Inc.                                                                  277           8,362
Texaco, Inc.                                                                1,584          99,000
USX - Marathon Group                                                          912          29,697
Union Pacific Resources Group                                                 744          12,137
Unocal Corp.                                                                  715          28,332
                                                                                      -----------
                                                                                        2,100,277
                                                                                      -----------
Paper & Paper Products (0.68%)
Boise Cascade Corp.                                                           167           7,160
Champion International Corp.                                                  283          13,549
Fort James Corp.                                                              653          24,732
International Paper Co.                                                     1,215          61,357
Kimberly-Clark Corp.                                                        1,606          91,542
Mead Corp. (The)                                                              302          12,608
Potlatch Corp.                                                                 86           3,779
Temple-Inland, Inc.                                                           165          11,261
Westvaco Corp.                                                                297           8,613
                                                                                      -----------
                                                                                          234,601
                                                                                      -----------
Pollution Control (0.33%)
Browning-Ferris Industries, Inc.                                              469          20,167
Waste Management, Inc.                                                      1,774          95,353
                                                                                      -----------
                                                                                          115,520
                                                                                      -----------
Printing - Commercial (0.04%)
Donnelley (R.R.) & Sons                                                       398          14,751
                                                                                      -----------
Retail (6.84%)
Albertson's, Inc.                                                           1,241          63,989
AutoZone, Inc.*                                                               445          13,406
CVS Corp.                                                                   1,156          58,667
Circuit City Stores, Inc.                                                     298          27,714
Consolidated Stores Corp.*                                                    324           8,748
Costco Cos., Inc.*                                                            647          51,800
Darden Restaurants, Inc.                                                      408           8,899
Dayton Hudson Corp.                                                         1,306          84,890
Dillards, Inc.                                                                317          11,135
Dollar General Corp.                                                          655          18,995
Federated Department Stores, Inc.*                                            621          32,874
Gap, Inc. (The)                                                             2,533         127,600
Genuine Parts Co.                                                             533          18,655
Great Atlantic & Pacific Tea Co., Inc.                                        113           3,821
Home Depot, Inc. (The)                                                      4,369         281,527
Kmart Corp.*                                                                1,461          24,015
Kohl's Corp.*                                                                 469          36,201
Kroger Co.*                                                                 2,438          68,112
Limited, Inc. (The)                                                           671          30,447
Longs Drug Stores Corp.                                                       115           3,975
Lowe's Cos., Inc.                                                           1,100          62,356
May Department Stores                                                       1,038          42,428
McDonald's Corp.                                                            4,010         165,663
Nordstrom, Inc.                                                               421          14,104
Penney (J. C.) Co., Inc.                                                      781          37,927
Pep Boys - Manny, Moe & Jack (The)                                            156           3,374
Reebok International Ltd.*                                                    167           3,110
Rite Aid Corp.                                                                767          18,887
SUPERVALU, INC.                                                               356           9,145
Safeway, Inc.*                                                              1,441          71,330
Sears, Roebuck & Co.                                                        1,135          50,578
Staples, Inc.*                                                              1,366          42,261
Sysco Corp.                                                                   987          29,425
TJX Cos., Inc.                                                                958          31,913
Tandy Corp.                                                                   586          28,641
Toys R Us, Inc.*                                                              744          15,392
Tricon Global Restaurants, Inc.*                                              452          24,465
Wal-Mart Stores, Inc.                                                      13,178         635,839
Walgreen Co.                                                                2,959          86,921
Wendy's International, Inc.                                                   369          10,447
Winn-Dixie Stores, Inc.                                                       440          16,253
                                                                                      -----------
                                                                                        2,375,929
                                                                                      -----------
Rubber - Tires & Misc. (0.09%)
Cooper Tire & Rubber Co.                                                      225           5,316
Goodyear Tire & Rubber Co. (The)                                              462          27,171
                                                                                      -----------
                                                                                           32,487
                                                                                      -----------
Shoes & Related Apparel (0.15%)
Nike, Inc. (Class B)                                                          837          52,993
                                                                                      -----------
Soap & Cleaning Preparations (1.41%)
Clorox Co.                                                                    347          37,064
Colgate-Palmolive Co.                                                         868          85,715
Ecolab, Inc.                                                                  383          16,708
Procter & Gamble Co. (The)                                                  3,935         351,199
                                                                                      -----------
                                                                                          490,686
                                                                                      -----------
Steel (0.09%)
Allegheny Teledyne Inc.                                                       581          13,145
Nucor Corp.                                                                   260          12,334
USX-U.S. Steel Group, Inc.                                                    262           7,074
                                                                                      -----------
                                                                                           32,553
                                                                                      -----------
Telecommunications (8.40%)
AT&T Corp.                                                                  9,326         520,507
Andrew Corp.*                                                                 246           4,659
Bell Atlantic Corp.                                                         4,600         300,725
CenturyTel, Inc.                                                              409          16,258
Corning, Inc.                                                                 688          48,246
Frontier Corp.                                                                509          30,031
General Instrument Corp.*                                                     496          21,080
Harris Corp.                                                                  234           9,170
Lucent Technologies, Inc.                                                   8,893         599,722
MCI WorldCom, Inc.*                                                         5,433         467,577
MediaOne Group, Inc.*                                                       1,799         133,801
Nextel Communications, Inc. (Class A)*                                        852          42,760
Nortel Networks Corp. (Canada)                                              1,967         170,760
Scientific-Atlanta, Inc.                                                      224           8,064
Sprint Corp.                                                                2,648         139,848
Sprint PCS*                                                                 1,303          74,434
Tellabs, Inc.*                                                              1,151          77,764
U S WEST, Inc.                                                              1,491          87,596
Vodafone AirTouch Plc (United
Kingdom)                                                                      847         166,859
                                                                                      -----------
                                                                                        2,919,861
                                                                                      -----------
Textile (0.08%)
Fruit of the Loom, Inc. (Class A)*                                            214           2,087
Liz Claiborne, Inc.                                                           191           6,971
Russell Corp.                                                                 107           2,087
VF Corp.                                                                      355          15,176
                                                                                      -----------
                                                                                           26,321
                                                                                      -----------
Tobacco (0.91%)
Philip Morris Cos., Inc.                                                    7,215         289,953
R.J. Reynolds Tobacco Holdings,Inc.*                                          321          10,112
UST, Inc.                                                                     551          16,117
                                                                                      -----------
                                                                                          316,182
                                                                                      -----------
Transport (0.95%)
AMR Corp.*                                                                    540          36,855
Burlington Northern Santa Fe Corp.                                          1,390          43,090
CSX Corp.                                                                     643          29,136
Delta Air Lines, Inc.                                                         420          24,202
FDX Corp.*                                                                    877          47,577
Kansas City Southern Industries, Inc.                                         325          20,739
Navistar International Corp.*                                                 196           9,800
Norfolk Southern Corp.                                                      1,124          33,861
Southwest Airlines Co.                                                        997          31,032
Union Pacific Corp.                                                           733          42,743
US Airways Group, Inc.*                                                       259          11,283
                                                                                      -----------
                                                                                          330,318
                                                                                      -----------
Utilities (5.50%)
AES Corp.                                                                     564          32,782
ALLTEL Corp.                                                                  815          58,272
Ameren Corp.                                                                  407          15,619
American Electric Power Co., Inc.                                             567          21,298
Ameritech Corp.                                                             3,257         239,390
BellSouth Corp.                                                             5,779         270,891
CMS Energy Corp.                                                              348          14,572
Carolina Power & Light Co.                                                    448          19,180
Central & South West Corp.                                                    630          14,726
Cinergy Corp.                                                                 470          15,040
Consolidated Edison, Inc.                                                     691          31,268
Consolidated Natural Gas Co.                                                  284          17,253
Constellation Energy Group, Inc.                                              442          13,094
DTE Energy Co.                                                                430          17,200
Dominion Resources, Inc.                                                      579          25,078
Duke Energy Corp.                                                           1,073          58,344
Eastern Enterprises                                                            67           2,663
Edison International                                                        1,045          27,954
Entergy Corp.                                                                 731          22,844
FPL Group, Inc.                                                               536          29,279
FirstEnergy Corp.*                                                            703          21,793
GPU, Inc.                                                                     379          15,989
GTE Corp.                                                                   2,860         216,645
New Century Energies, Inc.                                                    339          13,157
Niagara Mohawk Power Corp.*                                                   555           8,915
NICOR, Inc.                                                                   141           5,367
Northern States Power Co.                                                     452          10,933
ONEOK, Inc.                                                                    93           2,953
PECO Energy Co.                                                               664          27,805
PG&E Corp.                                                                  1,134          36,855
PP&L Resources, Inc.                                                          448          13,776
PacifiCorp                                                                    881          16,188
People's Energy Corp.                                                         105           3,957
Public Service Enterprise Group, Inc.                                         661          27,018
Reliant Energy, Inc.                                                          843          23,288
SBC Communications, Inc.                                                    5,797         336,226
Sempra Energy                                                                 711          16,086
Southern Co.                                                                2,066          54,749
Texas Utilities Co.                                                           837          34,526
Unicom Corp.                                                                  644          24,834
Williams Cos., Inc.                                                         1,268          53,969
                                                                                      -----------
                                                                                        1,911,776
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $24,687,917)                                                        (95.73%)     33,259,916
                                                                           ------     -----------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.93%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
8.875% and 11.250% due
02-15-15 and 08-15-17) - Note B                            4.80%           $1,367      $1,367,000
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (3.93%)      1,367,000
                                                                          -------    ------------
TOTAL INVESTMENTS                                                         (99.66%)     34,626,916
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.34%)        118,570
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $34,745,486
                                                                          =======    ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. International Fund on June 30, 1999. It's divided into three main categories: common stocks, rights and short-term investments. Common stocks and rights are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Australia (1.98%)
Australia & New Zealand Banking Group Ltd.,
American Depositary Receipt
(ADR) (Banks - Foreign)                                                         2        $     74
Macquarie Bank Ltd. (Banks -
Foreign)                                                                    1,686          22,736
National Australia Bank, Ltd.
(Banks - Foreign)                                                             935          15,452
National Foods, Ltd. (Food)                                                 5,740          10,158
News Corp., Ltd. (The) (Media)                                              2,002          17,059
News Corp., Ltd. (The) (ADR)
(Media)                                                                     1,051          37,113
Normandy Mining Ltd. (Metal)                                               16,286          10,830
Telstra Corp., Ltd.
(Telecommunications)                                                        5,008          28,659
                                                                                      -----------
                                                                                          142,081
                                                                                      -----------
Belgium (0.90%)
Fortis AG (Insurance)                                                       1,134          35,596
Fortis AG (Certificate De Valeur Garantie)
(Insurance)*                                                                   42             239
Fortis AG (New shares) (Insurance)*                                           378               4
Tractebel SA (Utilities)                                                      202          28,320
                                                                                      -----------
                                                                                           64,159
                                                                                      -----------
Brazil (1.34%)
Telecomunicacoes Brasileiras SA
(Telecommunications)                                                        1,060          95,599
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                                          696              43
                                                                                      -----------
                                                                                           95,642
                                                                                      -----------
Canada (4.64%)
BCE, Inc. (Telecommunications)                                                315          15,349
Bombardier, Inc. (Diversified
Operations)                                                                 6,833         104,409
Canadian Imperial Bank of Commerce
(Banks - Foreign)                                                             945          22,680
Nortel Networks Corp.
(Telecommunications)                                                        1,445         123,647
Royal Bank of Canada (Banks -
Foreign)                                                                      656          29,110
Toronto-Dominion Bank (Banks -
Foreign)                                                                      824          37,353
                                                                                      -----------
                                                                                          332,548
                                                                                      -----------
China (0.35%)
Yanzhou Coal Mining Co. Ltd.
(Metal)                                                                    69,000          24,679
                                                                                      -----------
Denmark (0.79%)
Novo Nordisk A/S (Medical)                                                    210          22,624
Tele Danmark A/S
(Telecommunications)                                                          687          33,720
                                                                                      -----------
                                                                                           56,344
                                                                                      -----------
Finland (2.35%)
Nokia AB (Telecommunications)                                               1,920         168,235
                                                                                      -----------
France (10.65%)
Accor SA (Leisure)                                                            134          33,636
Axa SA (Insurance)                                                            516          62,926
Banque Nationale de Paris (Banks -
Foreign)                                                                      598          49,809
Carrefour SA (Retail)                                                         132          19,390
Castorama Dubois (Retail)                                                      72          17,071
Danone SA (Food)                                                              431         111,074
Elf Aquitaine SA (Oil & Gas)                                                  336          49,288
France Telecom SA
(Telecommunications)                                                        1,119          84,495
L'Oreal SA (Cosmetics & Personal
Care)                                                                         137          92,574
Legrand SA (Electronics)                                                       65          13,227
Pinault-Printemps-Redoute SA
(Retail)                                                                      400          68,613
Sanofi-Synthelabo SA (Medical)*                                               384          16,289
Suez Lyonnaise des Eaux SA
(Diversified Operations)                                                      280          50,483
Total SA (Oil & Gas)                                                          279          35,980
Vivendi SA (Diversified Operations)                                           714          57,815
                                                                                      -----------
                                                                                          762,670
                                                                                      -----------
Germany (7.42%)
Allianz AG (Insurance)                                                        147          40,763
BASF AG (Chemicals)                                                         1,053          46,513
Bayerische Hypo- und Vereinsbank AG
(Banks - Foreign)                                                             627          40,720
DaimlerChrysler AG
(Automobile/Trucks)                                                         1,117          96,723
Degussa-Huels AG (Chemicals)*                                                 651          26,843
Deutsche Telekom AG
(Telecommunications)                                                          636          26,684
Fresenius AG (Medical)                                                         33           5,001
Linde AG (Engineering/R&D Services)                                            45          26,952
Mannesmann AG (Machinery)                                                     610          90,990
Metro AG (Retail)                                                             278          17,252
Preussag AG (Diversified
Operations)                                                                   305          16,381
SAP AG (Computers)                                                             80          27,050
Siemens AG (Diversified Operations)                                           435          33,542
VEBA AG (Diversified Operations)                                              493          28,968
Viag AG (Diversified Operations)                                               15           7,082
                                                                                      -----------
                                                                                          531,464
                                                                                      -----------
Hong Kong (1.76%)
Amoy Properties, Ltd. (Real Estate
Operations)                                                                22,000          20,700
Cheung Kong Holdings Ltd. (Real
Estate Operations)                                                          3,000          26,680
HSBC Holdings Plc (Banks - Foreign)                                           407          14,846
Hutchison Whampoa Ltd. (Diversified
Operations)                                                                 1,000           9,054
Sun Hung Kai Properties Ltd.
(Real Estate Operations)                                                    6,000          54,713
                                                                                      -----------
                                                                                          125,993
                                                                                      -----------
Indonesia (0.36%)
PT Bank International Indonesia
(Banks - Foreign)                                                         882,000          25,473
                                                                                      -----------
Ireland (2.85%)
Allied Irish Banks Plc (ADR) (Banks
- Foreign)                                                                  3,391          92,405
Anglo Irish Bank Corp. Plc (Banks -
Foreign)                                                                   15,711          39,128
CRH Plc (Building)                                                          3,452          61,150
Irish Life & Permanent Plc
(Insurance)                                                                 1,119          11,553
                                                                                      -----------
                                                                                          204,236
                                                                                      -----------
Italy (2.77%)
Alleanza Assicurazioni (Insurance)                                          1,444          16,597
Assicurazioni Generali SpA
(Insurance)                                                                   397          13,751
Banca Popolare di Brescia SpA
(Banks - Foreign)                                                           1,159          49,642
Istituto Nazionale delle
Assicurazioni SpA (Insurance)                                               6,043          14,016
Telecom Italia Mobile SpA
(Telecommunications)                                                       10,606          63,303
Telecom Italia SpA
(Telecommunications)                                                        2,808          29,178
Unicredito Italiano SpA (Banks -
Foreign)                                                                    1,571           6,899
Unione Immobiliare SpA (Real Estate
Operations)                                                                11,876           5,264
                                                                                      -----------
                                                                                          198,650
                                                                                      -----------
Japan (21.97%)
Bank of Tokyo-Mitsubishi, Ltd.
(Banks - Foreign)                                                           9,000         128,189
Credit Saison Co., Ltd. (Finance)                                             600          12,549
Daiwa House Industry Co., Ltd.
(Building)                                                                  3,000          31,570
Denso Corp. (Automobile/Trucks)                                             2,000          40,671
Fuji Photo Film Co., Ltd. (Leisure)                                         2,000          75,721
Fujitsu Ltd. (Computers)                                                    4,000          80,516
Ito-Yokado Co., Ltd. (Retail)                                               1,000          66,959
Marui Co., Ltd. (Retail)                                                    2,000          33,066
Matsushita Electric Industrial Co.,
Ltd. (Electronics)                                                          4,000          77,705
Mitsukoshi, Ltd. (Retail)                                                   6,000          26,089
NIDEC Corp. (Machinery)                                                       400          60,213
NTT Data Corp. (Telecommunications)                                             4          31,810
NTT Mobile Communication Network, Inc.
(Telecommunications)                                                            1          13,557
NTT Mobile Communication Network, Inc.
(New Shares) (Telecommunications)*                                              4          53,567
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                           10         116,558
Nomura Securities Co., Ltd. (Broker
Services)                                                                  10,000         117,136
Orix Corp. (Leasing Companies)                                              1,000          89,278
Sakura Bank, Ltd. (Banks - Foreign)                                         7,000          26,560
Sankyo Co., Ltd. (Medical)                                                  1,000          25,213
Secom Co., Ltd. (Protection -
Safety Equip. & Svc.)                                                       1,000         104,158
Sekisui House, Ltd. (Building)                                              6,000          64,776
Shin-Etsu Chemical Co., Ltd.
(Chemicals)                                                                 1,000          33,479
Sony Corp. (Electronics)                                                    1,000         107,878
Sumitomo Trust & Banking Co., Ltd.
(Banks - Foreign)                                                           9,000          43,300
Takeda Chemical Industries, Ltd.
(Medical)                                                                   2,000          92,750
Takefuji Corp. (Finance)                                                      200          20,683
                                                                                      -----------
                                                                                        1,573,951
                                                                                      -----------
Mexico (1.03%)
Carso Global Telecom
(Telecommunications)                                                        5,745          36,367
Cifra SA de CV (Retail)                                                     9,801          19,538
Grupo Televisa SA, Global Depositary
Receipt (GDR) (Media)                                                         399          17,880
                                                                                      -----------
                                                                                           73,785
                                                                                      -----------
Netherlands (3.99%)
ABN AMRO Holding NV (ADR) (Banks -
Foreign)                                                                        4              88
AEGON NV (Insurance)                                                          433          31,401
ING Groep NV (ADR) (Banks -
Foreign)                                                                    2,663         146,465
KPN NV (Telecommunications)                                                   500          23,452
Royal Philips Electronics NV
(Electronics)                                                                 737          72,669
TNT Post Group NV (Transport)                                                 500          11,932
                                                                                      -----------
                                                                                          286,007
                                                                                      -----------
Norway (0.55%)
Orkla ASA (Diversified Operations)                                          2,550          39,639
                                                                                      -----------
Portugal (0.54%)
Electricidade de Portugal SA
(Utilities)                                                                   234           4,212
Portugal Telecom SA
(Telecommunications)                                                          842          34,242
                                                                                      -----------
                                                                                           38,454
                                                                                      -----------
Singapore (1.09%)
First Capital Corp., Ltd. (Real
Estate Operations)                                                         14,000          21,798
Keppel TatLee Bank, Ltd. (Banks -
Foreign)                                                                   10,000          22,209
Overseas-Chinese Banking Corp., Ltd.
(Banks - Foreign)                                                           3,050          25,447
Singapore Telecommunications, Ltd.
(Telecommunications)                                                        5,000           8,578
                                                                                      -----------
                                                                                           78,032
                                                                                      -----------
South Korea (0.99%)
Housing & Commercial Bank (Banks -
Foreign)                                                                      200           6,307
Kookmin Bank (Banks - Foreign)                                              1,500          30,454
Korea Line Co. (Transport)                                                    800          10,125
Korea Telecom Corp. (ADR)
(Telecommunications)*                                                         170           6,354
Shinhan Bank (Banks - Foreign)                                              1,600          17,970
                                                                                      -----------
                                                                                           71,210
                                                                                      -----------
Spain (4.26%)
Argentaria SA (Banks - Foreign)                                             1,764          40,096
Banco Bilbao Vizcaya SA (Banks -
Foreign)                                                                      986          14,240
Banco Santander Central Hispano, SA
(Banks - Foreign)                                                              64             666
Endesa SA (Utilities)                                                       1,688          35,985
Grupo Ferrovial, SA (Building)*                                               187           4,530
Iberdrola SA (Utilities)                                                    1,823          27,738
Repsol SA (Oil & Gas)                                                       2,694          55,403
Telefonica SA (Telecommunications)*                                         2,019          97,467
TelePizza SA (Retail)*                                                      5,660          29,290
                                                                                      -----------
                                                                                          305,415
                                                                                      -----------
Sweden (1.98%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                        1,232          39,548
Investor AB (Diversified
Operations)                                                                 5,056          56,581
Nordbanken Holding AB (Banks -
Foreign)                                                                    7,412          43,395
Saab AB (Aerospace)                                                           278           2,161
                                                                                      -----------
                                                                                          141,685
                                                                                      -----------
Switzerland (4.28%)
Adecco SA (Business Services -
Misc.)                                                                        114          61,065
Barry Callebaut AG (Food)                                                      27           4,132
Credit Suisse Group (Banks -
Foreign)                                                                       91          15,741
Nestle SA (Food)                                                               19          34,222
Novartis AG (Medical)                                                          14          20,436
Roche Holding AG (Medical)                                                      2          20,552
UBS AG (Banks - Foreign)                                                      212          63,255
Zurich Allied AG (Insurance)                                                  153          86,973
                                                                                      -----------
                                                                                          306,376
                                                                                      -----------
Taiwan (0.30%)
China Steel Corp. (GDR) (Steel)                                             1,423          21,772
                                                                                      -----------
Thailand (0.68%)
Golden Land Property Development Plc
(Real Estate Operations)*                                                  60,000          35,390
Land & House Public Co., Ltd.
(Real Estate Operations)                                                    7,500          13,627
                                                                                      -----------
                                                                                           49,017
                                                                                      -----------
United Kingdom (14.95%)
Allied Zurich Plc (Insurance)*                                                833          10,471
Anglian Water Plc (B shares)
(Utilities)                                                                 2,000           1,450
BP Amoco Plc (Oil & Gas)                                                    2,375          42,527
British Aerospace Plc (Aerospace)                                           5,255          34,210
British American Tobacco Plc
(Tobacco)                                                                     833           7,858
British Telecommunications Plc
(Telecommunications)                                                        4,571          76,518
Cadbury Schweppes Plc (Food)                                                4,300          27,443
Diageo Plc (Beverages)                                                      3,833          40,268
General Electric Co. Plc
(Diversified Operations)                                                    2,412          24,503
Glaxo Wellcome Plc (Medical)                                                1,739          48,326
Granada Group Plc (Diversified
Operations)                                                                    32             593
Hanson Plc (Building)                                                       3,625          32,569
Kingfisher Plc (Retail)                                                     3,535          41,250
Lloyds TSB Group Plc (Banks -
Foreign)                                                                    7,058          95,843
Misys Plc (Computers)                                                       1,848          15,817
Orange Plc (Telecommunications)*                                            2,447          35,909
Pearson Plc (Media)                                                         1,584          32,184
Pennon Group Plc (Utilities)                                                  261           4,377
Prudential Corp. Plc (Insurance)                                            1,329          19,587
Royal & Sun Alliance Insurance Group Plc
(Insurance)                                                                 4,020          36,023
Royal Bank of Scotland Group Plc
(Banks - Foreign)                                                           2,365          48,462
SEMA Group Plc (Computers)                                                  4,334          41,706
Scottish & Southern Energy Plc
(Utilities)                                                                 3,000          30,642
SmithKline Beecham Plc (Medical)                                            7,077          92,030
Tesco Plc (Retail)                                                          7,675          19,901
Thames Water Plc (Utilities)                                                  830          13,161
Unilever Plc (Food)                                                         8,660          76,851
Vodafone Group Plc
(Telecommunications)                                                        3,367          66,234
WPP Group Plc (Advertising)                                                 6,397          54,157
                                                                                      -----------
                                                                                        1,070,870
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $5,988,913)                                                         (94.77%)      6,788,387
                                                                           ------     -----------
RIGHTS
Portugal (0.00%)
Portugal Telecom SA
(Telecommunications)*                                                       1,841              19
                                                                                      -----------
TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)             19
                                                                           ------     -----------
TOTAL COMMON STOCKS AND RIGHTS
(Cost $5,988,913)                                                         (94.77%)      6,788,406
                                                                           ------     -----------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.02%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds
8.875% and 11.250% due
02-15-15 and 08-15-17) - Note B                            4.80%            $288          288,000
                                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS                                              (4.02%)         288,000
                                                                         -------      -----------
TOTAL INVESTMENTS                                                        (98.79%)       7,076,406
                                                                         -------      -----------
OTHER ASSETS AND LIABILITIES, NET                                         (1.21%)          86,996
                                                                         -------      -----------
TOTAL NET ASSETS                                                        (100.00%)      $7,163,402
                                                                         =======      ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Industry Diversification (Unaudited)
-------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at June 30, 1999 assigned to the various investment categories.

                                                 MARKET VALUE AS A %
INVESTMENT CATEGORIES                            OF FUND NET ASSETS
---------------------                            ------------------
Advertising                                             0.76%
Aerospace                                               0.51
Automobile/Trucks                                       1.92
Banks-Foreign                                          16.96
Beverages                                               0.56
Broker Services                                         1.64
Building                                                2.72
Business Services - Misc.                               0.85
Chemicals                                               1.49
Computers                                               2.30
Cosmetics & Personal Care                               1.29
Diversified Operations                                  4.86
Electronics                                             4.13
Engineering/R&D Services                                0.38
Finance                                                 1.25
Food                                                    3.68
Insurance                                               5.30
Leasing Companies                                       1.25
Leisure                                                 1.53
Machinery                                               2.11
Media                                                   1.46
Medical                                                 4.79
Metal                                                   0.50
Oil & Gas                                               2.56
Protection - Safety Equip. & Svc.                       1.45
Real Estate Operations                                  2.49
Retail                                                  5.00
Steel                                                   0.30
Telecommunications                                     18.27
Tobacco                                                 0.11
Transport                                               0.31
Utilities                                               2.04
Short-Term Investments                                  4.02
                                                       -----
                             TOTAL INVESTMENTS         98.79%
                                                       =====


See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap Growth Fund on June 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Advertising (1.66%)
Outdoor Systems, Inc.*                                                      8,000        $292,000
                                                                                      -----------
Aerospace (1.38%)
United Technologies Corp.                                                   3,400         243,738
                                                                                      -----------
Banks - United States (4.26%)
Bank of America Corp.                                                       5,000         366,562
Wells Fargo Co.                                                             9,000         384,750
                                                                                      -----------
                                                                                          751,312
                                                                                      -----------
Computers (20.45%)
America Online, Inc.*                                                       3,100         342,550
BMC Software, Inc.*                                                         1,000          54,000
Cisco Systems, Inc.*                                                        7,600         488,775
CMGI, Inc.*                                                                   500          57,031
Computer Associates International, Inc.                                     5,000         275,000
EMC Corp.*                                                                  8,000         440,000
International Business Machines Corp.                                       3,400         439,450
Microsoft Corp.*                                                            8,000         721,500
Novell, Inc.*                                                              10,000         265,000
Oracle Corp.*                                                               2,500          92,813
Unisys Corp.*                                                              11,000         428,312
                                                                                      -----------
                                                                                        3,604,431
                                                                                      -----------
Diversified Operations (5.73%)
AlliedSignal, Inc.                                                          7,000         441,000
Tyco International Ltd.                                                     6,000         568,500
                                                                                      -----------
                                                                                        1,009,500
                                                                                      -----------
Electronics (8.18%)
Applied Materials, Inc.*                                                    5,000         369,375
General Electric Co.                                                        3,000         339,000
Intel Corp.                                                                 8,500         505,750
Motorola, Inc.                                                              2,400         227,400
                                                                                      -----------
                                                                                        1,441,525
                                                                                      -----------
Finance (6.34%)
Associates First Capital Corp.
(Class A)                                                                   8,500         376,656
Capital One Financial Corp.                                                 3,600         200,475
Citigroup, Inc.                                                             5,850         277,875
Providian Financial Corp.                                                   2,800         261,800
                                                                                      -----------
                                                                                        1,116,806
                                                                                      -----------
Media (6.87%)
Chancellor Media Corp.*                                                     7,000         385,875
Gannett Co., Inc.                                                           5,500         392,562
Time Warner, Inc.                                                           5,900         433,650
                                                                                      -----------
                                                                                        1,212,087
                                                                                      -----------
Medical (12.97%)
Cardinal Health, Inc.                                                       6,500         416,813
Guidant Corp.                                                               5,000         257,188
Johnson & Johnson                                                           3,000         294,000
Merck & Co., Inc.                                                           6,000         444,000
Schering-Plough Corp.                                                       8,000         424,000
Warner-Lambert Co.                                                          6,500         450,937
                                                                                      -----------
                                                                                        2,286,938
                                                                                      -----------

Office (2.19%)
Pitney Bowes, Inc.                                                          6,000         385,500
                                                                                      -----------
Oil & Gas (7.38%)
Baker Hughes, Inc.                                                          8,000         268,000
Burlington Resources, Inc.                                                  3,500         151,375
Halliburton Co.                                                             8,000         362,000
Phillips Petroleum Co.                                                      4,000         201,250
Schlumberger Ltd.                                                           5,000         318,438
                                                                                      -----------
                                                                                        1,301,063
                                                                                      -----------
Retail (10.38%)
Home Depot, Inc. (The)                                                      5,500         354,406
Kroger Co.*                                                                18,000         502,875
Office Depot, Inc.*                                                        20,000         441,250
Wal-Mart Stores, Inc.                                                      11,000         530,750
                                                                                      -----------
                                                                                        1,829,281
                                                                                      -----------
Soap & Cleaning Preparations (2.42%)
Clorox Co. (The)                                                            4,000         427,250
                                                                                      -----------
Telecommunications (7.71%)
Bell Atlantic Corp.                                                         5,000         326,875
Frontier Corp.                                                              3,000         177,000
Lucent Technologies, Inc.                                                   7,000         472,063
MCI WorldCom, Inc.*                                                         2,000         172,125
Sprint Corp.                                                                4,000         211,250
                                                                                      -----------
                                                                                        1,359,313
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $14,762,716)                                                        (97.92%)     17,260,744
                                                                           ------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.33%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250% due
02-15-15 and 11-15-15) - Note B                            4.80%              $58          58,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            507
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (0.33%)         58,507
                                                                          -------    ------------
TOTAL INVESTMENTS                                                         (98.25%)     17,319,251
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (1.75%)        309,258
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $17,628,509
                                                                          =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Mid Cap Growth Fund on June 30, 1999. It's divided into three main categories: common stocks, rights, and short-term investments. Common stocks and rights are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Advertising (2.16%)
DoubleClick, Inc.*                                                            110         $10,092
Omnicom Group, Inc.                                                           200          16,000
Outdoor Systems, Inc.*                                                        780          28,470
                                                                                      -----------
                                                                                           54,562
                                                                                      -----------
Banks - Foreign (0.22%)
Toronto-Dominion Bank (Canada)                                                120           5,460
                                                                                      -----------
Banks - United States (4.07%)
Comerica, Inc.                                                                170          10,104
First Tennessee National Corp.                                                445          17,049
Firstar Corp.                                                                 180           5,040
FirstMerit Corp.                                                              510          14,312
Northern Trust Corp.                                                          300          29,100
Wilmington Trust Corp.                                                        320          18,360
Zions Bancorp.                                                                140           8,890
                                                                                      -----------
                                                                                          102,855
                                                                                      -----------
Broker Services (2.17%)
E*TRADE Group, Inc.*                                                          350          13,978
Merrill Lynch & Co., Inc.                                                     190          15,188
Schwab (Charles) Corp.                                                        200          21,975
TD Waterhouse Group, Inc.*                                                    150           3,759
                                                                                      -----------
                                                                                           54,900
                                                                                      -----------
Building (1.17%)
Georgia-Pacific Group                                                         340          16,108
USG Corp.                                                                     240          13,440
                                                                                      -----------
                                                                                           29,548
                                                                                      -----------
Business Services - Misc. (1.83%)
Metzler Group, Inc. (The)*                                                    300           8,287
Modis Professional Services, Inc.*                                            950          13,063
Snyder Communications, Inc.*                                                  760          24,890
                                                                                      -----------
                                                                                           46,240
                                                                                      -----------
Computers (12.24%)
BMC Software, Inc.*                                                           250          13,500
Citrix Systems, Inc.*                                                         220          12,430
CMGI Inc.*                                                                    130          14,828
Computer Sciences Corp.*                                                      360          24,908
Compuware Corp.*                                                              680          21,633
DST Systems, Inc.*                                                            290          18,234
EMC Corp.*                                                                    200          11,000
Fiserv, Inc.*                                                                 585          18,318
i2 Technologies, Inc.*                                                        290          12,470
Inktomi Corp.*                                                                 80          10,520
Intuit, Inc.*                                                                 135          12,167
Juniper Networks, Inc.*                                                        20           2,980
Lexmark International Group, Inc.
(Class A)*                                                                    410          27,086
MindSpring Enterprises, Inc.*                                                 190           8,419
Network Appliance, Inc.*                                                      150           8,381
Networks Associates, Inc.*                                                    450           6,609
Novell, Inc.*                                                                 700          18,550
RealNetworks, Inc.*                                                            70           4,821
Rhythms NetConnections, Inc.*                                                 110           6,421
Sapient Corp.*                                                                 80           4,530
SunGard Data Systems, Inc.*                                                   600          20,700
Synopsys, Inc.*                                                               120           6,623
Unisys Corp.*                                                                 405          15,770
VERITAS Software Corp.*                                                        90           8,544
                                                                                      -----------
                                                                                          309,442
                                                                                      -----------
Containers (1.16%)
Owens-Illinois, Inc.*                                                         460          15,036
Sealed Air Corp.*                                                             220          14,273
                                                                                      -----------
                                                                                           29,309
                                                                                      -----------
Electronics (10.02%)
Altera Corp.*                                                                 440          16,197
Analog Devices, Inc.*                                                         130           6,524
Applied Materials, Inc.*                                                      285          21,054
ASM Lithography Holding N.V.
(Netherlands)*                                                                240          14,250
Conexant Systems, Inc.*                                                       260          15,096
Flextronics International, Ltd.*                                              210          11,655
Jabil Circuit, Inc.*                                                          420          18,952
KLA-Tencor Corp.*                                                             260          16,867
Linear Technology Corp.                                                       190          12,777
Maxim Integrated Products, Inc.*                                              100           6,650
Novellus Systems, Inc.*                                                       270          18,428
Sanmina Corp.*                                                                175          13,278
Solectron Corp.*                                                              170          11,337
Teradyne, Inc.*                                                               260          18,655
Vitesse Semiconductor Corp.*                                                  150          10,116
Waters Corp.*                                                                 510          27,094
Xilinx, Inc.*                                                                 250          14,313
                                                                                      -----------
                                                                                          253,243
                                                                                      -----------
Finance (1.98%)
Charter One Financial, Inc.                                                   609          16,938
Concord EFS, Inc.*                                                            460          19,464
Ingram Micro, Inc. (Class A)*                                                 530          13,647
                                                                                      -----------
                                                                                           50,049
                                                                                      -----------
Insurance (3.15%)
Ace, Ltd. (Bermuda)                                                           715          20,199
Horace Mann Educators Corp.                                                   160           4,350
Mutual Risk Management, Ltd.                                                  275           9,178
Progressive Corp. (The)                                                        75          10,875
Provident Cos., Inc.                                                          280          11,200
Reinsurance Group of America, Inc.                                            600          20,100
UNUM Corp.                                                                     70           3,833
                                                                                      -----------
                                                                                           79,735
                                                                                      -----------
Leisure (0.91%)
Mirage Resorts, Inc.*                                                         250           4,188
Polaroid Corp.                                                                680          18,785
                                                                                      -----------
                                                                                           22,973
                                                                                      -----------
Linen Supply & Related (0.29%)
Cintas Corp.                                                                  110           7,391
                                                                                      -----------

Machinery (0.69%)
SPX Corp.*                                                                    210          17,535
                                                                                      -----------
Media (4.54%)
Adelphia Communications Corp.
(Class A)*                                                                    290          18,451
Chancellor Media Corp.*                                                       500          27,562
Cox Radio, Inc. (Class A)*                                                    150           8,137
Harcourt General, Inc.                                                        280          14,438
Hispanic Broadcasting Corp.*                                                  240          18,210
Reader's Digest Association, Inc.
(The) (Class A)                                                               390          15,502
Univision Communications, Inc.
(Class A)*                                                                    190          12,540
                                                                                      -----------
                                                                                          114,840
                                                                                      -----------
Medical (7.91%)
AmeriSource Health Corp. (Class A)*                                           230           5,865
Becton, Dickinson & Co.                                                       260           7,800
Biogen, Inc.*                                                                 320          20,580
Cardinal Health, Inc.                                                         361          23,149
Forest Laboratories, Inc.*                                                    290          13,412
Genzyme Corp.*                                                                295          14,307
Genzyme Molecular Oncology*                                                    59             162
Guidant Corp.                                                                 565          29,062
HEALTHSOUTH Corp.*                                                          1,820          27,186
Mylan Laboratories, Inc.                                                      775          20,538
Omnicare, Inc.                                                                845          10,668
Total Renal Care Holdings, Inc.*                                            1,070          16,652
Watson Pharmaceutical, Inc.*                                                  300          10,519
                                                                                      -----------
                                                                                          199,900
                                                                                      -----------
Metal (0.94%)
Reynolds Metals Co.                                                           405          23,895
                                                                                      -----------
Office (0.64%)
Avery Dennison Corp.                                                          270          16,301
                                                                                      -----------
Oil & Gas (6.20%)
Anadarko Petroleum Corp.                                                      310          11,412
Apache Corp.                                                                  540          21,060
Baker Hughes, Inc.                                                            510          17,085
BJ Services Co.*                                                              900          26,494
Burlington Resources, Inc.                                                    280          12,110
Cooper Cameron Corp.*                                                         360          13,342
Diamond Offshore Drilling, Inc.                                               270           7,661
Halliburton Co.                                                               470          21,267
Noble Affiliates, Inc.                                                        270           7,611
Santa Fe International Corp.                                                  310           7,130
Tidewater, Inc.                                                               170           5,185
Veritas DGC, Inc.*                                                            350           6,409
                                                                                      -----------
                                                                                          156,766
                                                                                      -----------
Paper & Paper Products (0.82%)
Bowater, Inc.                                                                 260          12,285
Fort James Corp.                                                              220           8,332
                                                                                      -----------
                                                                                           20,617
                                                                                      -----------
Printing - Commercial (0.35%)
Valassis Communications, Inc.*                                                240           8,790
                                                                                      -----------
Retail (7.25%)
Ethan Allen Interiors, Inc.                                                   315          11,891
Hannaford Brothers Co.                                                        445          23,807
Kohl's Corp.*                                                                 330          25,472
Kroger Co.*                                                                   680          18,998
Lowe's Cos., Inc.                                                             430          24,376
Office Depot, Inc.*                                                         1,200          26,475
Saks, Inc.*                                                                   570          16,459
SYSCO Corp.                                                                   250           7,453
TJX Cos., Inc.                                                                570          18,988
U.S. Foodservice*                                                             220           9,378
                                                                                      -----------
                                                                                          183,297
                                                                                      -----------
Soap & Cleaning Preparations (1.54%)
Clorox Co. (The)                                                              135          14,420
Dial Corp. (The)                                                              660          24,544
                                                                                      -----------
                                                                                           38,964
                                                                                      -----------
Steel (0.53%)
Nucor Corp.                                                                   280          13,283
                                                                                      -----------
Telecommunications (12.97%)
Allegiance Telecom, Inc.*                                                     410          22,499
American Tower Corp. (Class A)*                                               695          16,680
COLT Telecom Group Plc American Depositary
Receipts (United Kingdom)*                                                     60           5,182
Comverse Technology, Inc.*                                                    330          24,915
Corning, Inc.                                                                 440          30,855
Crown Castle International Corp.*                                             960          19,980
Frontier Corp.                                                                515          30,385
Global TeleSystems Group, Inc.*                                               150          12,150
ICG Communications, Inc.*                                                     625          13,359
Intermedia Communications, Inc.*                                              370          11,100
McLeodUSA, Inc. (Class A)*                                                    405          22,275
Metromedia Fiber Network, Inc.
(Class A)*                                                                    220           7,906
Nextel Communications, Inc. (Class A)*                                        250          12,547
NEXTLINK Communications, Inc.
(Class A)*                                                                    245          18,222
Omnipoint Corp.*                                                              600          17,363
QUALCOMM, Inc.*                                                               100          14,350
Qwest Communications International,Inc.*                                      220           7,274
TALK.com, Inc.*                                                               780           8,775
Teligent, Inc. (Class A)*                                                     120           7,178
Time Warner Telecom, Inc. (Class A)*                                          200           5,800
VoiceStream Wireless Corp.*                                                   420          11,944
WinStar Communications, Inc.*                                                 150           7,313
                                                                                      -----------
                                                                                          328,052
                                                                                      -----------
Textile (1.74%)
Jones Apparel Group, Inc.*                                                    530          18,186
WestPoint Stevens, Inc.*                                                      870          25,937
                                                                                      -----------
                                                                                           44,123
                                                                                      -----------
Transport (0.43%)
Expeditors International of
Washington, Inc.                                                              400          10,900
                                                                                      -----------
Utilities (1.79%)
Conectiv, Inc.                                                                300           7,331
MCN Energy Group, Inc.                                                        450           9,337
Montana Power Co.                                                             175          12,338
Potomac Electric Power Co.                                                    550          16,191
                                                                                      -----------
                                                                                           45,197
                                                                                      -----------
Waste Disposal Service & Equip (1.75%)
Republic Services, Inc. (Class A)*                                          1,135          28,091
Waste Management, Inc.                                                        300          16,125
                                                                                      -----------
                                                                                           44,216
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $1,991,182)                                                         (91.46%)      2,312,383
                                                                          -------    ------------

RIGHTS
Telecommunications (0.00%)
TALK.com, Inc.*                                                                33               0
                                                                                     ------------

TOTAL RIGHTS
(Cost $0)                                                                  (0.00%)              0
                                                                          -------    ------------

TOTAL COMMON STOCKS AND RIGHTS
(Cost $1,991,182)                                                         (91.46%)      2,312,383
                                                                          -------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (11.07%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 6-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds
9.875% and 11.250% due 02-15-15
and 11-15-15) - Note B                                     4.80%             $280         280,000
                                                                                     ------------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            183
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                              (11.08%)        280,183
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (102.54%)      2,592,566
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (2.54%)        (64,275)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)     $2,528,291
                                                                          =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Portfolio Concentration
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------
The V.A. Mid Cap Growth Fund invests primarily in common stocks of U.S.
and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1999 assigned to country categories.

                                                 MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                          OF FUND NET ASSETS
-----------------------                          ------------------
Bermuda                                                 0.80%
Canada                                                  0.22
Netherlands                                             0.56
United Kingdom                                          0.20
United States                                         100.76
                                                       -----
                             TOTAL INVESTMENTS        102.54%
                                                       =====

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Regional Bank Fund on June 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Superregional Banks (6.76%)
Bank of America Corp. (NC)                                                  2,000        $146,625
KeyCorp. (OH)                                                               9,875         317,234
Mellon Bank Corp. (PA)                                                     10,000         363,750
SunTrust Banks, Inc. (GA)                                                   7,080         491,617
Wells Fargo Co. (CA)                                                        6,500         277,875
                                                                                      -----------
                                                                                        1,597,101
                                                                                      -----------
Regional Banks - United States (84.17%)
Associated Banc-Corp. (WI)                                                 11,243         466,584
BancFirst Corp. (OK)                                                        9,400         321,950
BancorpSouth, Inc. (MS)                                                    12,450         225,656
BancWest Corp. (HI)                                                        14,650         543,881
Bank of the Ozarks, Inc. (AR)                                              14,350         260,094
Cascade Bancorp (OR)                                                       25,100         404,737
CCB Financial Corp. (NC)                                                    6,200         327,825
Centennial Bancorp.* (OR)                                                  17,500         241,719
Centura Banks, Inc. (NC)                                                    7,325         412,947
Chittenden Corp. (VT)                                                      10,000         312,500
City National Corp. (CA)                                                   14,700         550,331
CNB Bancshares, Inc. (IN)                                                   6,680         380,760
Colonial BancGroup, Inc. (AL)                                              14,200         197,913
Columbia Bancorp. (OR)                                                      8,500          67,469
Comerica, Inc. (MI)                                                        16,400         974,775
Commerce Bancshares, Inc. (MO)                                             17,750         714,437
Community First Bankshares, Inc.
(ND)                                                                       10,450         249,494
Compass Bancshares, Inc. (AL)                                              11,050         301,113
Cullen/Frost Bankers., Inc. (TX)                                           24,400         672,525
Eldorado Bancshares, Inc.* (CA)                                            35,000         385,000
F & M Bancorp., Inc. (WI)                                                   7,000         264,250
Financial Institutions, Inc.* (NY)                                         25,000         375,000
First Security Corp. (UT)                                                  18,550         505,487
First Tennessee National Corp. (TN)                                         6,800         260,525
First Virginia Banks, Inc. (VA)                                             2,750         135,094
First Western Bancorp., Inc. (PA)                                          11,125         372,688
FirstMerit Corp. (OH)                                                      24,800         695,950
Imperial Bancorp.* (CA)                                                    13,100         259,544
Lamar Capital Corp. (MS)                                                   16,000         152,000
M & T Bank Corp. (NY)                                                       1,450         797,500
Marshall & Ilsley Corp. (WI)                                                7,900         508,562
Mercantile Bankshares Corp. (MD)                                           14,000         495,250
Mid-State Bancshares (CA)                                                  25,000         843,750
Mississippi Valley Bancshares, Inc.
(MO)                                                                        8,850         293,156
National Commerce Bancorp. (TN)                                            18,000         393,750
North Fork Bancorp., Inc. (NY)                                              8,750         186,484
Northrim Bank (AK)                                                         19,300         212,300
Pacific Capital Bancorp. (CA)                                              17,125         539,437
Prosperity Banchares, Inc. (TX)                                            32,250         471,656
Regions Financial Corp. (AL)                                                8,000         307,500
Security Bank Holding Co. (OR)                                             12,250         101,063
Southwest Bancorp. of Texas, Inc.*
(TX)                                                                       15,500         279,000
Sterling Bancshares, Inc. (TX)                                             18,300         244,763
Summit Bancshares, Inc. (TX)                                               13,800         239,775
Sun Bancorp., Inc.* (NJ)                                                   10,500         183,750
TCF Financial Corp. (MN)                                                    9,500         264,813
Texas Regional Bancshares, Inc.
(Class A) (TX)                                                              9,600         261,000
UnionBanCal Corp. (CA)                                                     10,000         361,250
UST Corp. (MA)                                                             15,125         457,531
Vail Banks, Inc.* (CO)                                                     18,000         186,750
West Coast Bancorp. (OR)                                                    8,380         146,650
Whitney Holding Corp. (LA)                                                  4,800         190,800
Wilmington Trust Corp. (DE)                                                 7,500         430,313
Yardville National Bancorp. (NJ)                                           25,000         312,500
Zions Bancorp. (UT)                                                         2,300         146,050
                                                                                      -----------
                                                                                       19,887,601
                                                                                      -----------
Thrifts (6.69%)
Charter One Financial, Inc. (OH)                                           15,004         417,299
First Financial Holdings, Inc. (SC)                                        16,300         305,625
InterWest Bancorp., Inc. (WA)                                               7,387         184,675
Mutual Savings Bank.* (MI)                                                 12,500         164,063
Reliance Bancorp, Inc. (NY)                                                12,000         331,500
Warren Bancorp., Inc. (MA)                                                 21,500         177,375
                                                                                      -----------
                                                                                        1,580,537
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $22,688,151)                                                        (97.62%)     23,065,239
                                                                          -------     -----------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.61%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99 (Secured
by U.S. Treasury Bonds 9.875%
and 11.250% due 02-15-15 and
11-15-15) - Note B                                         4.80%             $616         616,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            377
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.61%)        616,377
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (100.23%)     23,681,616
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.23%)        (54,616)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $23,627,000
                                                                          =======    ============


* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Small Cap Growth Fund on June 30, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Advertising (1.32%)
Catalina Marketing Corp.*                                                     800         $73,600
Getty Images, Inc.*                                                         3,100          58,513
                                                                                      -----------
                                                                                          132,113
                                                                                      -----------
Automobile/Trucks (1.98%)
Avis Rent A Car, Inc.*                                                        800          23,300
Dollar Thrifty Automotive Group,Inc.*                                       2,000          46,500
Gentex Corp.*                                                               2,300          64,400
United Rentals, Inc.*                                                       2,200          64,900
                                                                                      -----------
                                                                                          199,100
                                                                                      -----------
Banks - United States (0.40%)
Greater Bay Bancorp.                                                        1,200          39,900
                                                                                      -----------
Beverages (0.54%)
Beringer Wine Estates Holdings,
Inc. (Class B)*                                                             1,300          54,316
                                                                                      -----------
Building (0.52%)
Crossmann Communities, Inc.*                                                1,800          52,313
                                                                                      -----------
Business Services - Misc. (11.48%)
Abacus Direct Corp.*                                                        1,100         100,650
AHL Services, Inc.*                                                         1,550          38,653
Charles River Associates, Inc.*                                             1,100          27,569
Coinstar, Inc.*                                                             4,100         117,619
Corporate Executive Board Co.
(The)*                                                                      1,200          42,675
Forrester Research, Inc.*                                                   2,600          65,000
INSpire Insurance Solutions, Inc.*                                          3,650          52,925
Interim Services, Inc.*                                                     2,600          53,625
internet.com Corp.*                                                           150           1,884
MedQuist, Inc.*                                                             1,900          83,125
Metro Networks, Inc.*                                                       1,500          80,062
Metzler Group, Inc. (The)*                                                  1,700          46,962
Modem Media.Poppe Tyson, Inc.*                                                750          17,156
Nielsen Media Research, Inc.*                                               2,900          84,825
On Assignment, Inc.*                                                        2,200          57,475
ProBusiness Services, Inc.*                                                 1,000          35,875
Professional Detailing, Inc.*                                               1,500          35,250
Profit Recovery Group
International, Inc. (The)*                                                  1,800          85,162
Quanta Services, Inc.*                                                      2,200          96,800
Superior Consultant Holdings Corp.*                                           800          19,750
Viant Corp.*                                                                  250           8,750
                                                                                      -----------
                                                                                        1,151,792
                                                                                      -----------
Chemicals (0.52%)
OM Group, Inc.                                                              1,500          51,750
                                                                                      -----------
Computers (16.71%)
AboveNet Communications, Inc.*                                              1,150          46,431
Advent Software, Inc.*                                                      1,200          80,400
Apex, Inc.*                                                                 3,050          62,525
Ariba, Inc.*                                                                  150          14,588
Aspect Development, Inc.*                                                   3,500          64,750
BackWeb Technologies Ltd. (Israel)*                                            50           1,369
BindView Development Corp.*                                                 2,550          60,562
Bottomline Technologies, Inc.*                                                650          34,450
Cognizant Technology Solutions Corp.*                                       2,750          71,672
Critical Path, Inc.*                                                          100           5,531
Dendrite International, Inc.*                                               1,450          52,381
drkoop.com, Inc.*                                                             100           1,594
Exodus Communications, Inc.*                                                  450          53,972
F5 Networks, Inc.*                                                          1,300          53,300
Fundtech Ltd. (Israel)*                                                     3,000          77,812
IMRglobal Corp.*                                                            2,475          47,644
International Network Services,
Inc.*                                                                       1,300          52,487
Intraware, Inc.*                                                              900          21,600
Marimba, Inc.*                                                                250          13,172
Media Metrix, Inc.*                                                           800          42,600
Micromuse, Inc.*                                                            1,800          89,775
Mpath Interactive, Inc.*                                                      850          18,700
Multex.com, Inc.*                                                           1,850          48,331
National Computer Systems, Inc.                                             2,700          91,125
National Instruments Corp.*                                                 1,300          52,487
NEON Systems, Inc.*                                                           100           3,338
Network Appliance, Inc.*                                                    1,650          92,194
ONYX Software Corp.*                                                          100           2,163
Orckit Communications Ltd.
(Israel)*                                                                   2,200          54,450
Persistance Software, Inc.*                                                    50             681
Phone.com, Inc.*                                                               50           2,800
Prodigy Communications Corp.*                                               1,350          34,931
PSINet, Inc.*                                                                 950          41,562
Sagent Technology, Inc.*                                                    2,850          24,581
Scient Corp.*                                                                 100           4,756
Silknet Software, Inc.*                                                        50           2,025
Software.com, Inc.*                                                           950          22,028
TenFold Corp.*                                                                300           9,525
Verio, Inc.*                                                                1,000          69,500
Vignette Corp.*                                                               150          11,250
Whittman-Hart, Inc.*                                                        3,600         114,300
Wind River Systems, Inc.*                                                   1,750          28,109
                                                                                      -----------
                                                                                        1,677,451
                                                                                      -----------
Containers (0.24%)
Ivex Packaging Corp.*                                                       1,100          24,200
                                                                                      -----------
Electronics (11.53%)
Alpha Industries, Inc.*                                                     1,350          64,294
ATMI, Inc.*                                                                 2,500          74,375
Credence Systems Corp.*                                                     2,100          77,963
DuPont Photomasks, Inc.*                                                    1,300          62,238
Flextronics International Ltd.*                                             1,450          80,475
GlobeSpan, Inc.*                                                              100           3,975
L-3 Communications Holdings, Inc.*                                            200           9,662
Level One Communications, Inc.*                                               750          36,703
Micrel, Inc.*                                                                 800          59,200
Microwave Power Devices, Inc.*                                              4,300          66,112
Novellus Systems, Inc.*                                                       700          47,775
PLX Technology, Inc.*                                                       2,500         118,438
PMC-Sierra, Inc. (Canada)*                                                    800          47,150
Powerwave Technologies, Inc.*                                               2,450          79,012
PRI Automation, Inc.*                                                       1,550          56,188
QLogic Corp.*                                                                 750          99,000
Semtech Corp.*                                                              1,400          72,975
SLI, Inc.*                                                                  1,600          43,200
Terayon Communication Systems,Inc.*                                         1,050          58,669
                                                                                      -----------
                                                                                        1,157,404
                                                                                      -----------
Finance (4.34%)
Affiliated Managers Group, Inc.*                                            2,050          61,884
AmeriCredit Corp.*                                                          3,150          50,400
DVI, Inc.*                                                                  2,950          50,519
Hambrecht & Quist Group*                                                    1,450          53,831
Medallion Financial Corp.                                                   3,500          66,719
Metris Cos., Inc.                                                           2,400          97,800
NextCard, Inc.*                                                               100           3,394
Raymond James Financial, Inc.                                               2,150          51,466
                                                                                      -----------
                                                                                          436,013
                                                                                      -----------
Food (0.82%)
American Italian Pasta Co. (Class A)*                                       2,700          82,012
                                                                                      -----------
Insurance (0.42%)
Medical Assurance, Inc.*                                                    1,500          42,375
                                                                                      -----------
Leisure (3.13%)
Cinar Films, Inc. (Class B)
(Canada)*                                                                   3,300          80,850
Imax Corp. (Canada)*                                                        2,700          60,750
Premier Parks, Inc.*                                                        2,500          91,875
Steiner Leisure, Ltd.*                                                      2,650          80,328
                                                                                      -----------
                                                                                          313,803
                                                                                      -----------
Linen Supply & Related (0.52%)
G & K Services, Inc. (Class A)                                              1,000          52,375
                                                                                      -----------
Machinery (1.69%)
JLG Industries, Inc.                                                        2,400          48,900
Rental Service Corp.*                                                       2,200          62,975
Terex Corp.*                                                                1,900          57,831
                                                                                      -----------
                                                                                          169,706
                                                                                      -----------
Media (6.20%)
Adelphia Communications Corp.
(Class A)*                                                                  1,250          79,531
Citadel Communications Corp.*                                               2,400          86,850
Cumulus Media, Inc. (Class A)*                                              2,800          61,250
Entercom Communications Corp.*                                                800          34,200
Hispanic Broadcasting Corp.*                                                1,100          83,462
Network Event Theater, Inc.*                                                4,400          73,700
Pegasus Communications Corp.*                                               2,200          86,762
Radio One, Inc.*                                                            1,300          60,450
Wiley (John) & Sons, Inc. (Class A)                                         3,200          56,400
                                                                                      -----------
                                                                                          622,605
                                                                                      -----------
Medical (8.16%)
Alkermes, Inc.*                                                             2,100          48,562
Alpharma, Inc. (Class A)                                                    1,500          53,344
Andrx Corp.*                                                                1,350         104,119
Gilead Sciences, Inc.*                                                      1,100          57,475
Human Genome Sciences, Inc.*                                                  800          31,600
IDEC Pharmaceuticals Corp.*                                                 1,400         107,887
Inhale Therapeutic Systems, Inc.*                                           2,100          50,006
Millennium Pharmaceuticals, Inc.*                                           1,100          39,600
MiniMed, Inc.*                                                              1,000          76,938
Perclose, Inc.*                                                             1,500          72,094
Pharmacyclics, Inc.*                                                        2,300          64,400
Renal Care Group, Inc.*                                                     2,500          64,687
Xomed Surgical Products, Inc.*                                              1,000          48,688
                                                                                      -----------
                                                                                          819,400
                                                                                      -----------
Metal (0.54%)
Maverick Tube Corp.*                                                        3,900          54,356
                                                                                      -----------
Oil & Gas (1.86%)
Dril-Quip, Inc.*                                                            1,900          43,581
Friede Goldman International, Inc.*                                         1,350          18,731
Newfield Exploration Co.*                                                   2,100          59,719
Stone Energy Corp.*                                                         1,100          46,613
Veritas DGC, Inc.*                                                          1,000          18,313
                                                                                      -----------
                                                                                          186,957
                                                                                      -----------
Pollution Control (0.58%)
Newpark Resources, Inc.*                                                    3,500          31,062
Tetra Tech, Inc.*                                                           1,625          26,813
                                                                                      -----------
                                                                                           57,875
                                                                                      -----------
Printing - Commercial (0.40%)
Mail-Well, Inc.*                                                            2,500          40,469
                                                                                      -----------
Retail (12.00%)
99 Cents Only Stores*                                                       1,493          74,557
Abercrombie & Fitch Co. (Class A)*                                          1,400          67,200
Applebee's International, Inc.                                              2,300          69,288
bebe stores, inc.*                                                          2,200          74,800
Buca, Inc.*                                                                   350           5,775
CSK Auto Corp.*                                                             2,800          75,600
David's Bridal, Inc.*                                                         950          14,784
Duane Reade, Inc.*                                                          1,100          33,688
Ethan Allen Interiors, Inc.                                                 1,800          67,950
Garden Fresh Restaurant Corp.*                                              3,100          58,125
GoTo.com, Inc.*                                                               200           5,600
Insight Enterprises, Inc.*                                                  2,000          49,500
Linens 'N Things, Inc.*                                                     1,700          74,375
Lowe's Cos., Inc.                                                             796          45,123
Noodle Kidoodle, Inc.*                                                        400           2,125
O'Reilly Automotive, Inc.*                                                  1,400          70,525
P.F. Chang's China Bistro, Inc.*                                            1,600          34,600
Pacific Sunwear of California, Inc.*                                        2,925          71,297
RARE Hospitality International, Inc.*                                       1,800          45,900
Sunglass Hut International, Inc.*                                           2,800          48,125
Wet Seal, Inc. (The) (Class A)*                                             1,850          52,956
Whole Foods Market, Inc.*                                                   1,400          67,288
Wild Oats Markets, Inc.*                                                    2,700          81,928
Zany Brainy, Inc.*                                                          1,400          13,563
                                                                                      -----------
                                                                                        1,204,672
                                                                                      -----------
Schools/Education (1.16%)
ITT Educational Services, Inc.*                                             2,800          72,975
Strayer Education, Inc.                                                     1,400          42,963
                                                                                      -----------
                                                                                          115,938
                                                                                      -----------
Telecommunications (7.34%)
Allegiance Telecom, Inc.*                                                   2,300         126,213
Copper Mountain Networks, Inc.*                                               100           7,725
Crown Castle International Corp.*                                           4,100          85,331
Global TeleSystems Group, Inc.*                                               700          56,700
Intermedia Communications, Inc.*                                            2,250          67,500
Latitude Communications, Inc.*                                              1,600          20,800
Launch Media, Inc.*                                                         2,250          40,219
Metromedia Fiber Network, Inc.
(Class A)*                                                                  1,500          53,906
NEXTLINK Communications, Inc.
(Class A)*                                                                  1,400         104,125
Powertel, Inc.*                                                               700          20,913
RF Micro Devices, Inc.*                                                     1,600         119,400
WinStar Communications, Inc.*                                                 700          34,125
                                                                                      -----------
                                                                                          736,957
                                                                                      -----------
Textile (0.61%)
Cutter & Buck, Inc.*                                                        3,600          60,750
                                                                                      -----------
Transport (2.57%)
Eagle USA Airfreight, Inc.*                                                 2,000          84,875
Expeditors International of
Washington, Inc.                                                            2,400          65,400
Forward Air Corp.*                                                          1,900          53,438
MotivePower Industries, Inc.*                                               3,000          54,000
                                                                                      -----------
                                                                                          257,713
                                                                                      -----------
Waste Disposal Service & Equip (0.79%)
Waste Connections, Inc.*                                                    2,600          79,300
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $7,064,526)                                                         (98.37%)      9,873,615
                                                                          -------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.14%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250%
due 02-15-15 and 11-15-15) - Note B                        4.80%             $215        $215,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                             17
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.14%)        215,017
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (100.51%)     10,088,632
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.51%)        (51,485)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $10,037,147
                                                                          =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.



Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Core Equity Fund on June 30, 1999. It is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Aerospace (3.44%)
General Dynamics Corp.                                                      5,200        $356,200
Goodrich (B.F.) Co. (The)                                                   8,300         352,750
United Technologies Corp.                                                   9,300         666,694
                                                                                      -----------
                                                                                        1,375,644
                                                                                      -----------
Automobile/Trucks (2.48%)
Borg-Warner Automotive, Inc.                                                2,900         159,500
Ford Motor Co.                                                              8,500         479,719
Lear Corp.*                                                                 4,000         199,000
Meritor Automotive, Inc.                                                    6,000         153,000
                                                                                      -----------
                                                                                          991,219
                                                                                      -----------
Banks - United States (5.54%)
Bank of America Corp.                                                       6,800         498,525
Chase Manhattan Corp.                                                       6,500         563,062
Comerica, Inc.                                                              3,400         202,088
First Tennessee National Corp.                                              5,100         195,394
First Union Corp.                                                           1,700          79,900
Fleet Financial Group, Inc.                                                 2,900         128,688
Mellon Bank Corp.                                                           6,800         247,350
Wells Fargo Co.                                                             7,000         299,250
                                                                                      -----------
                                                                                        2,214,257
                                                                                      -----------
Beverages (1.05%)
Anheuser-Busch Cos., Inc.                                                   5,900         418,531
                                                                                      -----------
Building (2.73%)
Black & Decker Corp. (The)                                                  8,500         536,563
Centex Corp.                                                                5,500         206,594
Clayton Homes, Inc.                                                        13,200         150,975
Masco Corp.                                                                 2,600          75,075
Webb (Del E.) Corp.                                                         5,000         119,375
                                                                                      -----------
                                                                                        1,088,582
                                                                                      -----------
Chemicals (0.29%)
Grace (W. R.) & Co.*                                                        6,400         117,600
                                                                                      -----------
Computers (11.89%)
America Online, Inc.*                                                       3,200         353,600
Cadence Design Systems, Inc.*                                              20,900         266,475
Cisco Systems, Inc.*                                                       11,800         758,888
Dell Computer Corp.*                                                       10,600         392,200
Hewlett-Packard Co.                                                         2,700         271,350
International Business Machines Corp.                                       6,000         775,500
Microsoft Corp.*                                                           20,400       1,839,825
Network Appliance, Inc.*                                                    1,600          89,400
                                                                                      -----------
                                                                                        4,747,238
                                                                                      -----------
Consumer Products - Misc. (0.13%)
American Greetings Corp. (Class A)                                          1,700          51,213
                                                                                      -----------
Cosmetics & Personal Care (0.58%)
Avon Products, Inc.                                                         2,500         138,750
Dial Corp. (The)                                                            2,500          92,969
                                                                                      -----------
                                                                                          231,719
                                                                                      -----------
Diversified Operations (2.73%)
National Service Industries, Inc.                                           3,100         111,600
Ogden Corp.                                                                 2,600          70,037
Textron, Inc.                                                                 800          65,850
Tyco International Ltd.                                                     8,900         843,275
                                                                                      -----------
                                                                                        1,090,762
                                                                                      -----------
Electronics (7.69%)
Analog Devices, Inc.*                                                       1,200          60,225
Applied Materials, Inc.*                                                    1,400         103,425
General Electric Co.                                                       10,100       1,141,300
Honeywell, Inc.                                                             3,200         370,800
Intel Corp.                                                                17,800       1,059,100
Teradyne, Inc.*                                                             2,400         172,200
Texas Instruments, Inc.                                                       600          87,000
Thomas & Betts Corp.                                                        1,600          75,600
                                                                                      -----------
                                                                                        3,069,650
                                                                                      -----------
Finance (4.82%)
Associates First Capital Corp.
(Class A)                                                                   4,800         212,700
Citigroup, Inc.                                                            25,200       1,197,000
Golden West Financial Corp.                                                   800          78,400
MBNA Corp.                                                                  9,600         294,000
Morgan Stanley Dean Witter & Co.                                            1,400         143,500
                                                                                      -----------
                                                                                        1,925,600
                                                                                      -----------
Food (1.84%)
Flowers Industries, Inc.                                                    5,900         127,956
General Mills, Inc.                                                         1,900         152,713
Heinz (H.J.) Co.                                                            7,500         375,937
Quaker Oats Co.                                                             1,200          79,650
                                                                                      -----------
                                                                                          736,256
                                                                                      -----------
Household (0.65%)
Premark International, Inc.                                                 4,700         176,250
WestPoint Stevens, Inc.                                                     2,800          83,475
                                                                                      -----------
                                                                                          259,725
                                                                                      -----------
Instruments - Scientific (0.17%)
PE Corp.-PE Biosystems Group                                                  600          68,850
                                                                                      -----------
Insurance (4.78%)
Allstate Corp. (The)                                                        4,900         175,787
American International Group, Inc.                                          4,400         515,075
Equitable Companies, Inc. (The)                                             2,900         194,300
Hartford Financial Services Group,
Inc. (The)                                                                  3,400         198,262
Hartford Life, Inc. (Class A)                                               1,500          78,938
Lincoln National Corp.                                                      2,600         136,012
Marsh & McLennan Cos., Inc.                                                 6,100         460,550
Travelers Property Casualty Corp.
(Class A)                                                                   2,300          89,988
XL Capital Ltd. (Class A)                                                   1,100          62,150
                                                                                      -----------
                                                                                        1,911,062
                                                                                      -----------
Machinery (1.05%)
Ingersoll-Rand Co.                                                          6,500         420,063
                                                                                      -----------
Media (4.62%)
CBS Corp.*                                                                 17,400         755,812
Clear Channel Communications, Inc.*                                         5,900         406,731
Time Warner, Inc.                                                           4,800         352,800
Viacom, Inc. (Class B)*                                                     7,500         330,000
                                                                                      -----------
                                                                                        1,845,343
                                                                                      -----------
Medical (9.89%)
Abbott Laboratories                                                         3,600         163,800
Bristol-Myers Squibb Co.                                                    4,800         338,100
Cardinal Health, Inc.                                                      11,800         756,675
Glaxo Wellcome Plc, American Depositary Receipts
(ADR) (United Kingdom)                                                      3,600         203,850
Guidant Corp.                                                               1,900          97,731
HEALTHSOUTH Corp.*                                                         18,000         268,875
Johnson & Johnson                                                           3,800         372,400
Lilly (Eli) & Co.                                                           2,900         207,712
Lincare Holdings, Inc.*                                                     4,400         110,000
Merck & Co., Inc.                                                           6,400         473,600
Omnicare, Inc.                                                              7,600          95,950
Pfizer, Inc.                                                                2,200         241,450
Pharmacia & Upjohn, Inc.*                                                   1,200          68,175
Schering-Plough Corp.                                                       6,900         365,700
Warner-Lambert Co.                                                          2,700         187,312
                                                                                      -----------
                                                                                        3,951,330
                                                                                      -----------
Metal (0.23%)
Illinois Tool Works, Inc.                                                   1,100          90,200
                                                                                      -----------
Mortgage Banking (1.42%)
Fannie Mae                                                                  8,300         567,512
                                                                                      -----------
Office (0.59%)
Avery Dennison Corp.                                                        1,000          60,375
Reynolds & Reynolds Co. (The)
(Class A)                                                                   7,600         177,175
                                                                                      -----------
                                                                                          237,550
                                                                                      -----------
Oil & Gas (3.86%)
BP Amoco Plc ADR (United Kingdom)                                           1,500         162,750
Chevron Corp.                                                               1,000          95,188
El Paso Energy Corp.                                                        3,300         116,119
Exxon Corp.                                                                 5,100         393,337
Mobil Corp.                                                                 1,600         158,400
Royal Dutch Petroleum Co.
(Netherlands)                                                               9,200         554,300
Sunoco, Inc.                                                                2,000          60,375
                                                                                      -----------
                                                                                        1,540,469
                                                                                      -----------
Paper & Paper Products (0.54%)
Kimberly-Clark Corp.                                                        1,900         108,300
Smurfit-Stone Container Corp.*                                              5,300         108,981
                                                                                      -----------
                                                                                          217,281
                                                                                      -----------
Pollution Control (0.42%)
Waste Management, Inc.                                                      3,100         166,625
                                                                                      -----------
Retail (5.25%)
Albertson's, Inc.                                                           1,500          77,344
Consolidated Stores Corp.*                                                  3,700          99,900
Dayton Hudson Corp.                                                         2,400         156,000
Home Depot, Inc. (The)                                                      6,300         405,956
Lowe's Cos., Inc.                                                           4,300         243,756
Outback Steakhouse, Inc.*                                                   3,600         141,525
Tandy Corp.                                                                 2,400         117,300
Tricon Global Restaurants, Inc.*                                            3,200         173,200
Wal-Mart Stores, Inc.                                                      14,100         680,325
                                                                                      -----------
                                                                                        2,095,306
                                                                                      -----------
Soap & Cleaning Preparations (1.35%)
Clorox Co. (The)                                                            2,200         234,987
Procter & Gamble Co. (The)                                                  3,400         303,450
                                                                                      -----------
                                                                                          538,437
                                                                                      -----------
Steel (0.31%)
AK Steel Holding Corp.                                                      5,400         121,500
                                                                                      -----------
Telecommunications (7.33%)
AT&T Corp.                                                                  7,100         396,269
Bell Atlantic Corp.                                                         3,100         202,662
Lucent Technologies, Inc.                                                  12,500         842,969
MCI WorldCom, Inc.*                                                         8,700         748,744
Nortel Networks Corp. (Canada)                                              2,600         225,712
Sprint Corp.                                                                3,800         200,688
Tellabs, Inc.*                                                              3,400         229,712
U S WEST, Inc.                                                              1,400          82,250
                                                                                      -----------
                                                                                        2,929,006
                                                                                      -----------
Textile (0.46%)
Tommy Hilfiger Corp.*                                                       2,500         183,750
                                                                                      -----------
Tobacco (1.30%)
Philip Morris Cos., Inc.                                                   12,900         518,419
                                                                                      -----------
Transport (2.21%)
Alaska Air Group, Inc.*                                                     3,300         137,775
Burlington Northern Santa Fe Corp.                                          5,400         167,400
Kansas City Southern Industries, Inc.                                       4,900         312,681
UAL Corp.*                                                                  3,000         195,000
US Airways Group, Inc.*                                                     1,600          69,700
                                                                                      -----------
                                                                                          882,556
                                                                                      -----------
Utilities (7.10%)
Ameren Corp.                                                                6,800         260,950
Ameritech Corp.                                                             6,900         507,150
BellSouth Corp.                                                            11,900         557,813
Dominion Resources, Inc.                                                    2,000          86,625
Florida Progress Corp.                                                      6,900         285,056
GTE Corp.                                                                   4,700         356,025
PECO Energy Co.                                                             5,700         238,688
Reliant Energy, Inc.                                                        3,900         107,738
SBC Communications, Inc.                                                    5,200         301,600
Southern Co. (The)                                                          5,000         132,500
                                                                                      -----------
                                                                                        2,834,145
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $33,144,694)                                                        (98.74%)     39,437,400
                                                                          -------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.37%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250% due 02-15-15
and 11-15-15) - Note B                                     4.80%             $548        $548,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            265
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.37%)        548,265
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (100.11%)     39,985,665
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.11%)        (45,238)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $39,940,427
                                                                          =======    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Large Cap Value Fund on June 30, 1999. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                        NUMBER OF          MARKET
ISSUER, DESCRIPTION                                                        SHARES           VALUE
-------------------                                                        ------           -----
COMMON STOCKS
Aerospace (1.84%)
Cordant Technologies, Inc.                                                 10,000        $451,875
United Technologies Corp.                                                     304          21,793
                                                                                      -----------
                                                                                          473,668
                                                                                      -----------
Banks - United States (4.09%)
Citigroup, Inc.                                                             7,381         350,597
PNC Bank Corp.                                                              5,000         288,125
TCF Financial Corp.                                                         7,150         199,306
Wells Fargo Co.                                                             5,000         213,750
                                                                                      -----------
                                                                                        1,051,778
                                                                                      -----------
Beverages (0.30%)
PepsiCo, Inc.                                                               2,000          77,375
                                                                                      -----------
Broker Services (0.11%)
Morgan Stanley Dean Witter & Co.                                              286          29,315
                                                                                      -----------
Building (1.68%)
Masco Corp.                                                                15,000         433,125
                                                                                      -----------
Business Services - Misc. (1.90%)
Nielsen Media Research, Inc.                                               16,666         487,480
                                                                                      -----------
Computers (13.79%)
Cadence Design Systems, Inc.*                                               4,000          51,000
Cisco Systems, Inc.*                                                        2,000         128,625
Comdisco, Inc.                                                              9,000         230,625
Computer Associates International, Inc.                                    18,500       1,017,500
Etec Systems, Inc.*                                                         9,000         299,250
IMRglobal Corp.*                                                           27,700         533,225
International Business Machines Corp.                                       4,510         582,917
Oracle Corp.*                                                               2,500          92,812
Synopsys, Inc.*                                                             8,650         477,372
Wind River Systems, Inc.*                                                   8,250         132,516
                                                                                      -----------
                                                                                        3,545,842
                                                                                      -----------
Cosmetics & Personal Care (0.67%)
Nu Skin Enterprises, Inc.*                                                  8,600         171,462
                                                                                      -----------
Diversified Operations (0.81%)
Monsanto Co.                                                                5,300         209,019
                                                                                      -----------
Electronics (7.10%)
Arrow Electronics, Inc.                                                    12,000         228,000
Conexant Systems, Inc.*                                                    15,000         870,937
Oak Industries, Inc.                                                       10,000         436,875
SCI Systems, Inc.*                                                          6,070         288,325
                                                                                      -----------
                                                                                        1,824,137
                                                                                      -----------
Energy (1.30%)
Citizens Utilities Co. (Class B)                                           30,000         333,750
                                                                                      -----------
Finance (4.47%)
Ambac Financial Group, Inc.                                                 5,200         297,050
Astoria Financial Corp.                                                    10,000         439,375
Federated Investors, Inc. (Class B)                                        23,000         412,563
                                                                                      -----------
                                                                                        1,148,988
                                                                                      -----------

Food (0.30%)
Nabisco Group Holdings Corp.                                                4,000          78,250
                                                                                      -----------
Instruments - Scientific (1.58%)
Millipore Corp.                                                            10,000         405,625
                                                                                      -----------
Insurance (16.47%)
Ace, Ltd. (Bermuda)                                                        76,900       2,172,425
Financial Security Assurance
Holdings Ltd.                                                               7,860         408,720
Mitsui Marine and Fire Insurance
Co., Ltd., (Japan)                                                          6,500          31,953
Progressive Corp.                                                             705         102,225
Radian Group, Inc.                                                         10,000         488,125
Reinsurance Group of America, Inc.                                         10,000         335,000
UNUM Corp.                                                                  6,500         355,875
XL Capital, Ltd., (Class A)                                                 6,032         340,808
                                                                                      -----------
                                                                                        4,235,131
                                                                                      -----------
Leisure (2.05%)
Galileo International, Inc.                                                 3,885         207,605
Hasbro, Inc.                                                               11,450         319,884
                                                                                      -----------
                                                                                          527,489
                                                                                      -----------
Media (5.74%)
AT & T Corp. - Liberty Media Group*                                        21,872         803,796
Central Newspapers, Inc. (Class A)                                          4,600         173,075
Harcourt General, Inc.                                                      2,349         121,120
Washington Post Co. (The) (Class B)                                           700         376,425
                                                                                      -----------
                                                                                        1,474,416
                                                                                      -----------
Medical (9.13%)
American Home Products Corp.                                               10,022         576,265
Johnson & Johnson                                                             186          18,228
Lilly (Eli) & Co.                                                             318          22,777
Shire Pharmaceuticals Group Plc
(United Kingdom)*                                                           4,000          33,354
Total Renal Care Holdings, Inc.*                                          100,000       1,556,250
Warner-Lambert Co.                                                            778          53,974
Wellpoint Health Networks, Inc.*                                            1,020          86,573
                                                                                      -----------
                                                                                        2,347,421
                                                                                      -----------
Mortgage Banking (1.14%)
Fannie Mae                                                                  3,201         218,868
Freddie Mac                                                                 1,267          73,486
                                                                                      -----------
                                                                                          292,354
                                                                                      -----------
Office (1.86%)
Danka Business Systems Plc, American Depositary
Receipt (ADR) (United Kingdom)                                             85,000         478,125
                                                                                      -----------
Oil & Gas (1.83%)
Alberta Energy Co. Ltd. (Canada)#                                           1,389          44,390
Alberta Energy Co. Ltd. (Canada)                                              392          12,667
Schlumberger, Ltd.                                                          3,000         191,063
Triton Energy, Ltd.                                                        20,800         223,600
                                                                                      -----------
                                                                                          471,720
                                                                                      -----------

Retail (3.62%)
Dollar General Corp.                                                       30,000         870,000
SYSCO Corp.                                                                 2,044          60,937
                                                                                      -----------
                                                                                          930,937
                                                                                      -----------
Telecommunications (16.04%)
Boston Communications Group, Inc.*                                          6,600          88,688
Com21, Inc.*                                                               15,000         255,938
Commonwealth Telephone Enterprises, Inc.                                   20,000         808,750
Frontier Corp.                                                              2,500         147,500
Intermedia Communications, Inc.*                                            3,850         115,500
MCI WorldCom, Inc.*                                                           505          43,462
MediaOne Group, Inc.*                                                      16,000       1,190,000
QUALCOMM, Inc.*                                                             9,800       1,406,300
Time Warner Telecom, Inc.*                                                  2,300          66,700
                                                                                      -----------
                                                                                        4,122,838
                                                                                      -----------
Tobacco (0.16%)
R.J. Reynolds Tobacco Holdings, Inc.*                                       1,333          41,990
                                                                                      -----------
Transport (0.45%)
CNF Transportation, Inc.                                                    3,000         115,125
                                                                                      -----------
Utilities (0.54%)
MidAmerican Energy Holdings Co.                                             4,000         138,500
                                                                                      -----------
TOTAL COMMON STOCKS
(Cost $20,864,544)                                                       (98.97%)      25,445,860
                                                                          -------    ------------


PREFERRED STOCKS
Banks - Foreign (3.21%)
Fuji JGB Investment LLC, 9.87%,
Ser. A (Japan) (R)                                                            940         824,850
                                                                                     ------------

Office Equipment & Automation (1.11%)
Danka Business Systems Plc                                                    500         285,000
                                                                                     ------------

TOTAL PREFERRED STOCKS
(Cost $855,243)                                                            (4.32%)      1,109,850
                                                                          -------    ------------

                                                         INTEREST     PAR VALUE
                                                           RATE     (000s OMITTED)
                                                         --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.04%)
Investment in a joint repurchase
agreement with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.25% due 02-15-15
and 11-15-15) - Note B                                     4.80%             $524         524,000
                                                                                     ------------
Corporate Savings Account (0.00%)
Investor's Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                            961
                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS                                               (2.04%)        524,961
                                                                          -------    ------------
TOTAL INVESTMENTS                                                        (105.33%)     27,080,671
                                                                          -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                          (5.33%)     (1,371,694)
                                                                          -------    ------------
TOTAL NET ASSETS                                                         (100.00%)    $25,708,977
                                                                          =======    ============

* Non-income producing security.

  # Shares outstanding of common stock is expressed in local currency, as shown parenthetically in security description.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $824,850 or 3.21% of net assets as of June 30, 1999.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.
dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of the nest assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios.
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Sovereign Investors Fund on June 30, 1999. It is divided into three main categories: common stocks, U.S. government and agencies obligations and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                                                COMPOUND
 NUMBER                                                                                          GROWTH        MARKET
OF SHARES                                                                                         RATE          VALUE
---------                                                                                       ---------   -------------
COMMON STOCKS (86.35%)
Advertising (2.29%)
11,600   Interpublic Group of Companies, Inc.
           (The) @ 86 5/8                                                                                      $1,004,850
         One of the largest advertising agencies in the world                                               -------------
         Earnings P/S        .70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18                13.5%
         Dividends P/S       .21, .25, .27, .30, .33, .36, .40, .44, .50, .58                     11.9%
         Price/Earnings Ratio                                                             33.5

Banks (6.78%)
10,763   Bank of America Corp. @ 73 5/16                                                                          789,062
         Holding company for Bank of America
         and NationsBank
         Earnings P/S        1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16            12.4%
         Dividends P/S       .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59                 12.5%
         Price/Earnings Ratio                                                             15.7
 8,860   Banc One Corp. @ 59 9/16                                                                                 527,724
         Ohio-based bank holding company
         Earnings P/S        .98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13             4.9%
         Dividends P/S       .52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52                13.0%
         Price/Earnings Ratio                                                             15.5
 9,000   First Tennessee National Corp. @ 38 5/16                                                                 344,812
         Tennessee-based bank holding company
         Earnings P/S        .57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70                12.9%
         Dividends P/S       .24, .27, .29, .32, .38, .43, .49, .55, .62, .69                     12.5%
         Price/Earnings Ratio                                                             19.9
15,000   SunTrust Banks, Inc. @ 69 7/16                                                                         1,041,563
         Holding company for SunTrust Banks operating
         through 700 offices in Florida, Georgia,
         Tennessee and Alabama
         Earnings P/S        1.31, 1.38, 1.45, 1.64, 1.89, 2.19, 2.47, 2.77, 3.13, 3.50           11.5%
         Dividends P/S       .39, .43, .47, .52, .58, .66, .74, .83, .93, 1.00                    11.0%
         Price/Earnings Ratio                                                             17.9
 6,500   Wells Fargo Co. @ 42 3/4                                                                                 277,875
         Diversified financial services company
         providing banking, insurance, investments
         and consumer finance
         Earnings P/S        .57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75                13.3%
         Dividends P/S       .19, .21, .24, .27, .32, .38, .45, .53, .62, .70                     15.6%
         Price/Earnings Ratio                                                             19.8
                                                                                                            -------------
                                                                                                                2,981,036
                                                                                                            -------------
Beverages (1.50%)
17,000   PepsiCo, Inc. @ 38 11/16                                                                                 657,687
         Second largest soft drink company                                                                  -------------
         Earnings P/S        .57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40                  10.5%
         Dividends P/S       .16, .19, .23, .26, .31, .35, .39, .45, .49, .52                     14.0%
         Price/Earnings Ratio                                                             31.4

Building (2.22%)
33,800   Masco Corp. @ 28 7/8                                                                                     975,975
         Manufactures building, home improvement                                                            -------------
         and consumer products
         Earnings P/S        .71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39                    7.8%
         Dividends P/S       .25, .27, .29, .31, .33, .35, .37, .39, .41, .43                      6.2%
         Price/Earnings Ratio                                                             18.8

Chemicals (1.96%)
 5,000   Air Products & Chemicals, Inc. @ 40 1/4                                                                  201,250
         Producer of industrial gases
         Earnings P/S        .99, 1.04, 1.11, 1.23, .88, 1.03, 1.65, 1.87, 1.95, 2.54             11.0%
         Dividends P/S       .32, .35, .38, .42, .45, .48, .51, .54, .59, .66                      8.4%
         Price/Earnings Ratio                                                             19.1
27,000   RPM, Inc. @ 14 3/16                                                                                      383,063
         Manufacturer of specialty chemicals
         and coatings to waterproof and rustproof
         structures
         Earnings P/S        .31, .34, .36, .43, .46, .64, .69, .65, .84, .91                     12.7%
         Dividends P/S       .22, .24, .27, .29, .31, .34, .36, .39, .42, .45                      8.3%
         Price/Earnings Ratio                                                             15.9
 8,000   Sigma - Aldrich Corp. @ 34 7/16                                                                          275,500
         Manufacturer of biochemical and organic
         products used for research and diagnostics
         Earnings P/S        .65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68               11.1%
         Dividends P/S       .09, .10, .11, .13, .15, .17, .19, .23, .26, .28                     13.4%
         Price/Earnings Ratio                                                             19.3
                                                                                                            -------------
                                                                                                                  859,813
                                                                                                            -------------
Computers (1.71%)
 8,000   Automatic Data Processing, Inc. @ 44                                                                     352,000
         Largest independent computing services firm
         in the U.S.
         Earnings P/S        .31, .36, .41, .46, .52, .59, .68, .77, .93, .99                     12.1%
         Dividends P/S       .07, .08, .10, .11, .13, .15, .18, .21, .24, .28                     14.2%
         Price/Earnings Ratio                                                             39.5
 4,000   Hewlett-Packard Co. @ 100 1/2                                                                            402,000
         Manufactures and services electronic
         measurement, analysis and computation instruments
         Earnings P/S        .88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 3.00, 2.84               13.9%
         Dividends P/S       .10, .11, .13, .20, .24, .29, .38, .46, .54, .62                     22.5%
         Price/Earnings Ratio                                                             28.4
                                                                                                            -------------
                                                                                                                  754,000
                                                                                                            -------------
Containers (0.97%)
10,700   Bemis Co., Inc. @ 39 3/4                                                                                 425,325
         Producer of a broad range of flexible                                                              -------------
         packaging and equipment and pressure sensitive materials
         Earnings P/S        .90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15               10.2%
         Dividends P/S       .30, .36, .42, .46, .50, .54, .64, .72, .80, .88                     12.7%
         Price/Earnings Ratio                                                             18.3

Diversified Operations (3.91%)
 7,300   DuPont (E.I.) De Nemours & Co. @ 68 5/16                                                                 498,681
         Nation's largest chemical manufacturer
         Earnings P/S        1.77, 1.70, 1.57, .66, .12, 1.70, 2.72, 3.05, 2.43, 1.38               NMF
         Dividends P/S       .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23, 1.37                  7.2%
         Price/Earnings Ratio                                                             27.2
 9,800   Johnson Controls, Inc. @ 695/16                                                                          679,262
         Manufactures automotive systems and building controls
         Earnings P/S        1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89           13.9%
         Dividends P/S       .59, .61, .63, .65, .69, .74, .79, .83, .88, .94                      5.3%
         Price/Earnings Ratio                                                             16.9
 6,200   Minnesota Mining & Manufacturing Co. @ 86 15/16                                                          539,013
         Manufactures industrial, commercial and health care products
         Earnings P/S        2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28            1.7%
         Dividends P/S       1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20            6.0%
         Price/Earnings Ratio                                                             22.3
                                                                                                            -------------
                                                                                                                1,716,956
                                                                                                            -------------
Electronics (4.37%)
 7,700   Emerson Electric Co. @ 62 7/8                                                                            484,138
         Produces and sells electrical/electronic products and systems
         Earnings P/S        1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80            8.7%
         Dividends P/S       .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21                   8.5%
         Price/Earnings Ratio                                                             22.3
   600   General Electric Co. @ 113                                                                                67,800
         Dominant force in home appliances, electrical
         power and financial services
         Earnings P/S        1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75           10.8%
         Dividends P/S       .43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25                   12.6%
         Price/Earnings Ratio                                                             35.2
 8,200   Grainger (W.W.), Inc. @ 53 13/16                                                                         441,262
         Leading distributor of electrical equipment
         Earnings P/S        1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42            9.2%
         Dividends P/S       .25, .28, .31, .33, .35, .39, .45, .49, .53, .59                     10.0%
         Price/Earnings Ratio                                                             21.1
 8,000   Honeywell, Inc. @ 115 7/8                                                                                927,000
         Makes automation and control systems
         Earnings P/S        3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32            2.2%
         Dividends P/S       .57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13                  7.9%
         Price/Earnings Ratio                                                             23.1
                                                                                                            -------------
                                                                                                                1,920,200
                                                                                                            -------------
Finance (5.16%)
26,125   Citigroup, Inc. @ 47 1/2                                                                               1,240,937
         Diversified global financial services company
         offering commercial/consumer banking,
         investment banking, brokerage services and
         insurance to consumer and corporate customers
         around the world
         Earnings P/S        .32, .36, .48, .59, .86, .86, 1.09, 1.70, 2.12, 1.77                 20.9%
         Dividends P/S       .03, .04, .05, .08, .11, .14, .18, .20, .27, .37                     32.1%
         Price/Earnings Ratio                                                             18.5
15,000   Fannie Mae @ 68 3/8                                                                                    1,025,625
         Largest U.S. investor in home mortgage loans
         providing funds to the mortgage market by
         purchasing mortgage loans from various
         nationwide lenders
         Earnings P/S        .78, 1.12, 1.25, 1.48, 1.71, 1.94, 2.16, 2.50, 2.83, 3.25            17.1%
         Dividends P/S       .11, .18, .26, .35, .46, .60, .68, .76, .84, .96                     21.2%
         Price/Earnings Ratio                                                             18.7
                                                                                                            -------------
                                                                                                                2,266,562
                                                                                                            -------------
Food (2.18%)
15,000   Bestfoods, Inc. @ 49 1/2                                                                                 742,500
         Manufactures consumer food and baking products
         in 62 countries
         Earnings P/S        1.06, 1.20, 1.30, 1.39, 1.48, 1.58, 1.84, 1.85, 2.12, 2.22            8.6%
         Dividends P/S       .44, .49, .54, .60, .64, .69, .74, .79, .86, .94                      8.8%
         Price/Earnings Ratio                                                             20.5
10,000   Flowers Industries, Inc. @ 21 11/16                                                                      216,875
         Produces and markets a full line of baked
         foods in the United States
         Earnings P/S        .37, .31, .36, .35, .46, .45, .42, .44, .62, .83                      9.4%
         Dividends P/S       .24, .28, .30, .32, .34, .35, .37, .40, .43, .48                      8.0%
         Price/Earnings Ratio                                                             22.2
                                                                                                            -------------
                                                                                                                  959,375
                                                                                                            -------------
Furniture (1.83%)
29,000   Leggett & Platt, Inc. @ 27 13/16                                                                         806,562
         Produces intermediate products for the home furnishings industry                                   -------------
         Earnings P/S        .33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23                   15.7%
         Dividends P/S       .09, .105, .108, .12, .14, .16, .19, .23, .27, .32                   15.1%
         Price/Earnings Ratio                                                             18.8

Insurance (6.13%)
 7,400   AFLAC Corp. @ 47 7/8                                                                                     354,275
         Global specialty insurer
         Earnings P/S        .27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74                 23.0%
         Dividends P/S       .08, .09, .10, .11, .13, .15, .17, .19, .22, .25                     13.5%
         Price/Earnings Ratio                                                             24.1
 6,450   American International Group, Inc. @ 117 1/16                                                            755,053
         Broadly based property-casualty insurance organization
         Earnings P/S        1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48           11.5%
         Dividends P/S       .07, .08, .09, .10, .11, 13, .14, .16, .19, .21                      13.0%
         Price/Earnings Ratio                                                             30.5
15,000   ReliaStar Financial Corp. @ 43 3/4                                                                       656,250
         Financial services company engaged
         in life/health insurance and consumer finance
         Earnings P/S        .68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89               17.4%
         Dividends P/S       .30, .32, .35, .37, .39, .44, .49, .55, .61, .71                     10.0%
         Price/Earnings Ratio                                                             13.8
17,000   UNUM Corp. @ 54 3/4                                                                                      930,750
         Holding company for Unum Life Insurance
         Company of America
         Earnings P/S        .97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69            12.0%
         Dividends P/S       .14, .19, .25, .31, .38, .46, .52, .55, .57, .59                     17.3%
         Price/Earnings Ratio                                                             16.9
                                                                                                            -------------
                                                                                                                2,696,328
                                                                                                            -------------
Leisure (0.86%)
13,500   Hasbro, Inc. @ 27 15/16                                                                                  377,156
         Designs, manufactures and markets toys, games                                                      -------------
         and interactive software
         Earnings P/S        .46, .46, .42, .89, .96, .84, .86, .98, 1.13, 1.07                    9.8%
         Dividends P/S       .04, .05, .07, .08, .10, .12, .13, .17, .20, .21                     20.2%
         Price/Earnings Ratio                                                             19.2

Machinery (2.53%)
10,500   Dover Corp. @ 35                                                                                         367,500
         Manufactures a variety of specialized
         industrial products
         Earnings P/S        .57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72                 13.1%
         Dividends P/S       .18, .19, .21, .22, .23, .25, .28, .32, .36, .40                      9.3%
         Price/Earnings Ratio                                                             23.0
16,300   Pentair, Inc. @ 453/4                                                                                    745,725
         Manufactures enclosures for electrical,
         electronic, woodworking and power tool equipment
         Earnings P/S        .93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57             12.0%
         Dividends P/S       .27, .29, .31, .33, .34, .36, .40, .50, .54, .60                      9.3%
         Price/Earnings Ratio                                                             15.6
                                                                                                            -------------
                                                                                                                1,113,225
                                                                                                            -------------
Media (2.73%)
11,400   Gannett Co., Inc. @ 71 3/8                                                                               813,675
         Publishes 81 daily/50 nondaily newspapers,
         operates 10 TV, 8 FM and 7 AM stations
         Earnings P/S        1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42           12.0%
         Dividends P/S       .56, .61, .62, .63, .65, .67, .69, .71, .74, .78                      3.8%
         Price/Earnings Ratio                                                             23.2
 7,200   McGraw-Hill Cos., Inc. @ 53 15/16                                                                        388,350
         Provides informational products and services
         for business and industry
         Earnings P/S        .21, .88, .76, .78, .06, 1.03, 1.14, 1.25, 1.46, 1.68                25.9%
         Dividends P/S       .50, .54, .55, .56, .57, .58, .60, .66, .72, .78                      5.1%
         Price/Earnings Ratio                                                             28.0
                                                                                                            -------------
                                                                                                                1,202,025
                                                                                                            -------------
Medical (13.46%)
18,000   Abbott Laboratories @ 45 1/2                                                                             819,000
         Major pharmaceutical and health care firm
         Earnings P/S        .49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49                 13.2%
         Dividends P/S       .17, .20, .24, .29, .33, .37, .41, .53, .59                          14.8%
         Price/Earnings Ratio                                                             27.2
 4,000   American Home Products Corp. @ 57 1/2                                                                    230,000
         Pharmaceutical and health care company
         Earnings P/S        .88, 1.52, 1.03, .92, 1.65, 1.23, 1.62, 1.15, 1.54, 2.06              9.9%
         Dividends P/S       .49, .54, .59, .67, .72, .74, .76, .78, .83, .87                      6.6%
         Price/Earnings Ratio                                                             32.8
11,100   Baxter International, Inc. @ 60 5/8                                                                      672,938
         The company operates four divisions: renal,
         biotech, cardiovascular and intravenous
         systems, and international distribution
         Earnings P/S        1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03            NMF
         Dividends P/S       .56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16                8.4%
         Price/Earnings Ratio                                                             20.7
15,000   Bristol-Myers Squibb Co. @ 7 7/16                                                                      1,056,563
         Produces pharmaceuticals, medical devices,
         non-prescription health products
         Earnings P/S        .72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55            19.4%
         Dividends P/S       1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60            5.1%
         Price/Earnings Ratio                                                             35.0
 6,000   Johnson & Johnson @ 98                                                                                   588,000
         Major producer of prescription
         and non-prescription drugs, toiletries,
         medical instruments and supplies
         Earnings P/S        .80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68             14.4%
         Dividends P/S       .28, .33, .39, .45, .51, .57, .64, .74, .85, .97                     14.8%
         Price/Earnings Ratio                                                             32.6
20,000   Merck & Co., Inc. @ 74                                                                                 1,480,000
         World's largest ethical drug manufacturer
         Earnings P/S        .63, .76, .92, 1.1, .94, 1.2, 1.4, 1.6, 1.9, 2.2                     14.9%
         Dividends P/S       .29, .34, .40, .48, .53, .58, .64, .71, .86, .95                     14.2%
         Price/Earnings Ratio                                                             30.7
11,000   Schering-Plough Corp. @ 53                                                                               583,000
         Discovers, develops, manufactures and markets
         pharmaceutical and health care products worldwide
         Earnings P/S        .27, .32, .36, .43, .51, .59, .69, .80, .94, 1.15                    17.5%
         Dividends P/S       .11, .13, .16, .19, .22, .25, .28, .32, .37, .43                     16.4%
         Price/Earnings Ratio                                                             38.9
 7,000   Warner-Lambert Co. @ 69 3/8                                                                              485,625
         Major producer of consumer health care,
         pharmaceutical and confectionery products
         Earnings P/S        .51, .60, .69, .80, .80, .86, .81, .90, 1.05, 1.48                   12.5%
         Dividends P/S       .21, .25, .29, .34, .38, .41, .43, .46, .51, .64                     13.1%
         Price/Earnings Ratio                                                             35.7
                                                                                                            -------------
                                                                                                                5,915,126
                                                                                                            -------------
Office (1.61%)
11,000   Pitney Bowes, Inc. @ 64 1/4                                                                              706,750
         Manufactures office automation equipment                                                           -------------
         Earnings P/S        .60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01                14.4%
         Dividends P/S       .26, .30, .34, .39, .45, .52, .60, .69, .80, .90                     14.8%
         Price/Earnings Ratio                                                             28.8

Oil & Gas (3.76%)
 5,200   Chevron Corp. @ 95 3/16                                                                                  494,975
         One of the largest integrated, international
         oil companies with interest in petrochemicals
         Earnings P/S        .37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68            29.1%
         Dividends P/S       1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44            6.4%
         Price/Earnings Ratio                                                             31.7
 6,200   Mobil Corp. @ 99                                                                                         613,800
         One of the largest integrated, international
         oil companies with interest in petrochemicals
         Earnings P/S        2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21            4.3%
         Dividends P/S       1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28            6.6%
         Price/Earnings Ratio                                                             33.2
 9,000   Royal Dutch Petroleum Co., American Depository
         Receipt (Netherlands) @ 60 1/4                                                                           542,250
         Owns 60% of the Royal Dutch/Shell Group of
         companies. Operations include production,
         transportation, refining and sales of oil/natural gas
         Earnings P/S    2.06, 2.07, 1.34, 1.53, 1.63, 1.67, 2.2, 2.48, 2.40, 1.44                  NMF
         Dividends P/S   .841, 1.063, 1.043, 1.217, 1.183, 1.211, 1.367, 1.449, 1.456, 1.587       7.3%
         Price/Earnings Ratio                                                             33.0
                                                                                                            -------------
                                                                                                                1,651,025
                                                                                                            -------------
Retail (11.69%)
20,000   Albertson's, Inc. @ 519/16                                                                             1,031,250
         One of the largest retail food-drug chains
         in the United States
         Earnings P/S        .74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24               13.1%
         Dividends P/S       .19, .23, .27, .31, .35, .42, .50, .58, .63, .67                     15.0%
         Price/Earnings Ratio                                                             19.8
20,000   Dayton Hudson Corp. @ 65                                                                               1,300,000
         General merchandiser selling through Target
         and Marvyn stores
         Earnings P/S        .89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94                   9.0%
         Dividends P/S       .19, .22, .24, .25, .27, .28, .29, .31, .33, .36                      7.4%
         Price/Earnings Ratio                                                             29.6
 6,000   Home Depot, Inc. (The) @ 64 7/16                                                                         386,625
         Operates a chain of retail building supply/
         home improvement warehouse stores
         Earnings P/S        .11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03                    28.2%
         Dividends P/S       .008, .012, .02, .03, .04, .05, .06, .08, .10, .12                   35.1%
         Price/Earnings Ratio                                                             46.4
13,000   Lowe's Cos., Inc. @ 56 11/16                                                                             736,938
         Retail distributes building materials
         and supplies through stores in the United States
         Earnings P/S        .25, .24, .18, .29, .45, .70, .68, .86, 1.03, 1.37                   20.8%
         Dividends P/S       .06, .065, .068, .07, .08, .09, .093, .10, .11, .12                   8.0%
         Price/Earnings Ratio                                                             32.7
14,000   McDonald's Corp. @ 4 15/16                                                                               578,375
         Develops, operates, franchises and services a
         worldwide system of restaurants
         Earnings P/S        .48, .54, .57, .63, .71, .82,, .97, 1.08, 1.15, 1.26                 11.3%
         Dividends P/S       .07, .08, .09, .10, .11, .12, .13, .15, .16, .18                     11.1%
         Price/Earnings Ratio                                                             29.1
33,200   SYSCO Corp. @ 29 13/16                                                                                   989,775
         Largest distributor of food service products
         Earnings P/S        .37, .38, .43, .47, .55, .62, .71, .68, .87, .98                     11.4%
         Dividends P/S       .046, .05, .07, .11, .14, .18, .22, .26, .30,.36                     25.7%
         Price/Earnings Ratio                                                             29.0
 2,400   Wal-Mart Stores, Inc. @ 48 1/4                                                                           115,800
         Operates chain of discount department stores
         Earnings P/S        .19, .24, .29, .35, .44, .51, .59, .60, .67, .78                     16.9%
         Dividends P/S       .03, .04, .05, .06, .07, .09, .10. .11, .13, .15                     19.5%
         Price/Earnings Ratio                                                             41.3
                                                                                                            -------------
                                                                                                                5,138,763
                                                                                                            -------------
Tobacco (1.37%)
15,000   Philip Morris Cos., Inc. @ 40 3/16                                                                       602,813
         Global tobacco, brewing and food company                                                           -------------
         Earnings P/S        1.05, 1.27, 1.45, 1.65, 1.67, 1.52, 2.08, 2.47, 2.68, 2.64           10.8%
         Dividends P/S       .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60, 1.68                16.7%
         Price/Earnings Ratio                                                             12.3

Utilities (7.33%)
 6,000   ALLTEL Corp. @ 71 1/2                                                                                    429,000
         Provides wireline and wireless communications
         and information services
         Earnings P/S        1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24            7.9%
         Dividends P/S       .59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18                   8.0%
         Price/Earnings Ratio                                                             27.1
 9,000   Ameritech Corp. @ 73 1/2                                                                                 661,500
         One of the world's largest communications companies
         Earnings P/S        1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14           11.8%
         Dividends P/S       .75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22                  5.6%
         Price/Earnings Ratio                                                             26.5
11,000   Bell Atlantic Corp. @ 65 3/8                                                                             719,125
         Telecommunications company providing voice
         and data services in the Mid-Atlantic region
         Earnings P/S        1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83            3.4%
         Dividends P/S       1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54            3.8%
         Price/Earnings Ratio                                                             20.7
15,000   CenturyTel, Inc. @ 39 3/4                                                                                596,250
         Louisiana-based telecommunications company
         Earnings P/S        .40, .42, .48, .72, .93, 1.06, 1.41, 1.43, 2.08, 3.02                25.2%
         Dividends P/S       .18, .19, .191, .196, .21, .213, .22, .24, .25, .26                   4.2%
         Price/Earnings Ratio                                                             24.1
12,400   Questar Corp. @ 19 1/8                                                                                   237,150
         Diversified holding company for Utah, Wyoming
         and Colorado natural gas transmission,
         distribution and storage
         Earnings P/S        .82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21                  4.4%
         Dividends P/S       .47, .49, .51, .52, .55, .57, .58, .60, .62, .65                      3.7%
         Price/Earnings Ratio                                                             14.9
10,000   SBC Communications, Inc. @ 58                                                                            580,000
         Provides telephone service throughout
         the United States and internationally
         Earnings P/S        .91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01            9.2%
         Dividends P/S       .64, .68, .71, .73, .75, .78, .82, .85, .89, .93                      4.2%
         Price/Earnings Ratio                                                             23.6
                                                                                                            -------------
                                                                                                                3,223,025
                                                                                                            -------------
TOTAL COMMON STOCKS
(Cost $31,445,672)                                                                                             37,954,577
                                                                                                            -------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (5.39%)
$1,500   United States Treasury, Bond 10.750%,
         08-15-05 @ 140.406                                                                                     1,864,680
   100   United States Treasury, Note 7.875%,
         11-15-99 @ 89.844                                                                                        101,031
   400   United States Treasury, Note 5.875%,
         09-30-02 @ 104.344                                                                                       402,500
                                                                                                            -------------
TOTAL UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS
(Cost $2,446,719)                                                                                               2,368,211
                                                                                                            -------------

                                                                                                 INTEREST
                                                                                                   RATE
                                                                                                 --------
SHORT-TERM INVESTMENTS (9.63%)
 4,231   Joint Repurchase Agreement (9.63%)
         Investment in a joint repurchase
         agreement transaction with
         SBC Warburg, Inc. - Dated 06-30-99,
         due 07-01-99 (Secured by U.S. Treasury
         Bonds 9.875% and 11.250%
         due 02-15-15 and 11-15-15) - Note B                                                       4.80%        4,231,000
                                                                                                             ------------
         Corporate Savings Account (0.00%)
         Investors Bank & Trust Company
         Daily Interest Savings Account
         Current Rate 4.00%                                                                                           895
                                                                                                             ------------

TOTAL SHORT-TERM INVESTMENTS                                                                       (9.63%)      4,231,895
                                                                                                  -------    ------------
TOTAL INVESTMENTS                                                                                (101.37%)     44,554,683
                                                                                                  -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                                  (1.37%)       (600,577)
                                                                                                  -------    ------------
TOTAL NET ASSETS                                                                                 (100.00%)    $43,954,106
                                                                                                  =======    ============

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Bond Fund on June 30, 1999. It is divided into three main categories: bonds, warrants and short-term investments. Bonds and warrants are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*    (000s OMITTED)      VALUE
--------------------------                                   ---------         -------    --------------  ---------
BONDS
Apparel Manufacturers (3.36%)
St John Knits International, Inc.,
Sr Sub Notes 07-01-09 (R)                                      12.500%         B-              $400        $394,464
                                                                                                          ---------
Automobile/Trucks (1.53%)
ERAC USA Finance Co.,
Gtd Med Term Note 06-15-00 (R)                                  7.000          BBB+              35          35,287
Note 02-15-05 (R)                                               6.625          BBB+              49          47,417
Chrysler Financial Co. LLC,
Medium Term Note
Ser S 11-15-01                                                  5.690          A+                30          29,597
Ford Motor Co.,
Deb 02-01-29                                                    6.375          A                 55          47,745
United Rentals, Inc.,
Note 04-01-09 (R)                                               9.000          BB-               20          19,600
                                                                                                          ---------
                                                                                                            179,646
                                                                                                          ---------
Banks - Foreign (0.46%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom)
10-15-04 (Y)                                                    8.200          AA-               30          31,713
Scotland International Finance
No. 2, B.V., Gtd Sub Note
(Netherlands) 11-01-06 (R) (Y)                                  8.850          A+                20          21,875
                                                                                                          ---------
                                                                                                             53,588
                                                                                                          ---------
Banks - United States (2.04%)
Banc One Corp.,
Sub Deb 10-15-26                                                7.625          A                 30          30,040
BankBoston Corp.,
Sub Note 12-01-05                                               6.625          BBB+              30          29,335
Bank of New York,
Cap Security 12-01-26 (R)                                       7.780          A-                40          39,060
First Union National Bank,
Sub Note 12-01-28                                               6.500          A                 30          26,038
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                       8.250          A-                20          20,371
National Westminster Bank Plc -
New York Branch,
Sub Note 05-01-01                                               9.450          AA-                5           5,282
Norwest Corp.,
Med Term Sr Note
Ser G 09-15-02                                                  6.375          A+                30          30,020
RBSG Capital Corp.,
Gtd Cap Note 03-01-04                                          10.125          A                 15          16,786
Security Pacific Corp.,
Sub Note 03-01-01                                              11.000          A                 40          42,964
                                                                                                          ---------
                                                                                                            239,896
                                                                                                          ---------
Beverages (0.25%)
Canadaigua Brands, Inc.,
Sr Sub Notes Ser C 12-15-03                                     8.750          B+                30          29,475
                                                                                                          ---------
Broker Services (0.68%)
Merrill Lynch & Co., Inc.,
Note 11-15-18                                                   6.875          AA-               75          70,336
Salomon Smith Barney Holdings, Inc.,
Note 10-15-02                                                   6.500          A                 10           9,997
                                                                                                          ---------
                                                                                                             80,333
                                                                                                          ---------
Building (0.41%)
Oakwood Homes Corp.,
Sr Note 03-01-04                                                7.875          BBB-              20          19,419
Owens Corning,
Note 03-15-09                                                   7.000          BBB-              30          28,276
                                                                                                          ---------
                                                                                                             47,695
                                                                                                          ---------
Chemicals (0.61%)
Akzo Nobel, Inc.,
Bond 11-15-03 (R)                                               6.000          A                 15          14,550
Equistar Chemicals, L.P.,
Sr Note 02-15-04 (R)                                            8.500          BBB-              30          30,000
Monsanto Co.,
Deb 12-01-28 (R)                                                6.600          A                 30          27,018
                                                                                                          ---------
                                                                                                             71,568
                                                                                                          ---------
Computers (1.19%)
Ceridian Corp.,
Sr Note 06-01-04 (R)                                            7.250          BBB               30          30,025
International Business Machines Corp.,
Med Term Note 09-22-03                                          5.370          A+                35          33,862
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-                25          26,250
Primark Corp.,
Sr Sub Note 12-15-08                                            9.250          B+                20          19,000
Verio, Inc.,
Sr Note 04-01-05                                               10.375          B-                30          30,300
                                                                                                          ---------
                                                                                                            139,437
                                                                                                          ---------
Energy (0.52%)
AES Corp.,
Sr Sub Note 07-15-06                                           10.250          B+                10          10,300
Midamerican Energy Holdings
Sr Bond 09-15-28                                                8.480          BBB-              20          21,344
P & L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                 30          29,850
                                                                                                          ---------
                                                                                                             61,494
                                                                                                          ---------
Finance (6.33%)
Associates Corp. of North America,
Sr Note 04-15-03                                                6.000          AA-               75          73,949
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                               6.000          BBB+              30          29,355
CIT Group Holdings, Inc.,
Med Term Note 06-17-02                                          7.125          A+                35          35,660
Note 10-15-01                                                   5.500          A+                35          34,401
Commercial Credit Co.,
Note 07-01-02                                                   6.450          A+                45          45,094
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R)                                   9.150          BBB               28          28,172
EES Coke Battery Co., Inc.,
Sr Sec Note 04-15-02 (R)                                        7.125          BBB                6           6,267
Finova Capital Corp.,
Note 11-01-02                                                   6.250          A-                25          24,630
Ford Capital B.V.,
Gtd Deb (Netherlands)
05-15-02 (Y)                                                    9.875          A                 50          54,232
Ford Motor Credit Co.,
Note 04-28-03                                                   6.125          A                 35          34,508
General Motors Acceptance Corp.,
Med Term Note 04-17-01                                          6.850          A                 45          45,429
Note 12-01-01                                                   6.375          A                 35          34,989
Household Finance Corp.,
Note 11-01-02                                                   5.875          A                 40          38,948
Sr Note 09-25-04                                                5.875          A                 40          38,492
Sr Note 02-01-09                                                5.875          A                 20          18,171
JCP Master Credit Card Trust,
Pass Thru Ctf Ser C Class A
06-15-00                                                        9.625          AA+               95          97,620
Marlin Water Trust & Marlin Water
Capital Corp., Sr Sec Note
12-15-01 (R)                                                    7.090          BBB               35          35,087
WMC Finance (USA) Ltd.,
Gtd Note (Australia) 11-15-03 (Y)                               6.500          A                 65          63,748
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A
06-15-04 (R)                                                    8.400          BBB-               4           3,367
                                                                                                          ---------
                                                                                                            742,119
                                                                                                          ---------
Food (0.17%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                 20          20,600
                                                                                                          ---------
Government - Foreign (0.19%)
Nova Scotia, Province of,
Deb (Canada) 11-15-19 (Y)                                       8.250          A-                20          22,461
                                                                                                          ---------
Government - U.S. (33.36%)
United States Treasury,
Bond 08-15-17                                                   8.875          AAA              622         794,605
Bond 02-15-23                                                   7.125          AAA              700         775,796
Note 05-15-02                                                   7.500          AAA              459         481,519
Note 08-15-03                                                   5.750          AAA              335         335,208
Note 02-15-05                                                   7.500          AAA              645         694,381
Note 07-15-06                                                   7.000          AAA              787         833,606
                                                                                                          ---------
                                                                                                          3,915,115
                                                                                                          ---------
Government - U.S. Agencies (9.65%)
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 12-01-12                                    6.500          AAA               39          38,839
30 Yr Pass Thru Ctf 06-01-29                                    6.000          AAA               20          18,787
Note 04-15-03                                                   5.750          AAA              310         306,562
Pass Thru Ctf Ser 1997-M8
Class A-1 01-25-22                                              6.940          AAA                3           2,828
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 02-15-28 to
04-15-29                                                        6.500          AAA               98          94,441
30 Yr Pass Thru Ctf 06-15-28 to
08-15-28                                                        7.000          AAA              334         329,565
30 Yr Pass thru Ctf 07-15-26                                    8.000          AAA               27          28,116
30 Yr Pass Thru Ctf 12-15-28                                    6.500          AAA               35          33,426
30 Yr Pass Thru Ctf 11-15-28 to
04-15-29                                                        7.000          AAA              253         249,433
30 Yr Pass Thru Ctf 02-01-2                                     7.500          AAA               30          30,281
                                                                                                          ---------
                                                                                                          1,132,278
                                                                                                          ---------
Insurance (1.48%)
Conseco, Inc.,
Note 06-15-05                                                   6.800          BBB               15          14,166
Equitable Life Assurance Society of
the United States,
Surplus Note 12-01-05 (R)                                       6.950          A                 15          14,971
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                      8.300          BBB+              15          14,401
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)                                       8.200          A+                30          31,940
Surplus Note 10-15-26 (R)                                       7.875          A+                10           9,932
Massachusetts Mutual Life
Insurance Co.,
Surplus Note 11-15-23 (R)                                       7.625          AA                 5           5,157
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                       7.500          AA-                5           4,872
Phoenix Home Life Mutual
Insurance Co.,
Surplus Note 12-01-06 (R)                                       6.950          A+                15          14,500
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                       6.625          AA                20          19,250
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                            7.875          A-                25          25,420
Willis Corroon Group Plc,
Sr Sub Note 02-01-09 (R)                                        9.000          B+                20          19,325
                                                                                                          ---------
                                                                                                            173,934
                                                                                                          ---------
Leisure (1.34%)
HMH Properties, Inc.,
Sr Gtd Sec Note Ser A 08-01-05                                  7.875          BB                20          18,850
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                7.500          BBB-              30          29,074
Sr Sub Note 12-15-05                                            7.875          BB+               10           9,650
Marvel Enterprises, Inc.,
Sr Note 06-15-09 (R)                                           12.000          B-                25          25,812
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-                20          20,200
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                      9.250          B                 20          20,600
Sun International Hotels Ltd.,
Gtd Sr Sub Note (Bahamas)
03-15-07 (Y)                                                    9.000          B+                 8           8,000
Gtd Sr Sub Note (Bahamas)
12-15-07 (Y)                                                    8.625          B+                 5           4,900
Trump Hotels & Casino Resorts
Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                               15.500          B-                 5           5,100
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+                15          15,000
                                                                                                          ---------
                                                                                                            157,186
                                                                                                          ---------
Manufacturing (0.03%)
Globe Manufacturing Corp.,
Gtd Sr Sub Note 08-01-08                                       10.000          B-                 5           3,750
                                                                                                          ---------
Media (4.24%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                          9.250          B+                17          17,212
Sr Note Ser B 07-15-03                                          8.125          B                 10           9,700
CSC Holdings, Inc.,
Sr Note 07-15-08                                                7.250          BB+               20          19,054
Sr Sub Deb 05-15-16                                            10.500          BB-               20          23,000
Comcast Cellular Holdings, Inc.,
Sr Note Ser B 05-01-07                                          9.500          BBB-              55          61,325
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                8.300          BBB               25          26,560
Falcon Holdings Group L.P.,
Sr Deb Ser B 04-15-10                                           8.375          B                 20          19,750
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11 (R)                                        8.625          B+                45          42,300
Sr Sub Note Ser B 10-01-09                                      8.750          B+                 7           6,843
Jones Intercable, Inc.,
Sr Note 04-15-08                                                7.625          BB+               35          35,000
Liberty Media Group,
Note 07-15-29 (R)                                               8.500          BBB-              40          39,891
Mediacom LLC/Mediacom
Capital Corp.,
Sr Note Ser B 04-15-08                                          8.500          B+                20          19,200
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                             8.250          BBB-              23          23,703
Rogers Cablesystems Ltd.,
Sec 2nd Priority Note (Canada)
08-01-02 (Y)                                                    9.625          BB+               21          21,997
TCI Communications, Inc.,
Sr Deb 02-15-26                                                 7.875          AA-               30          31,615
TKR Cable I, Inc.,
Sr Deb 10-30-07                                                10.500          AA-                8           8,525
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                        8.125          B+                35          33,162
Time Warner, Inc.,
Deb 01-15-13                                                    9.125          BBB               28          31,698
Deb 05-15-29                                                    6.625          BBB               30          26,466
                                                                                                          ---------
                                                                                                            497,001
                                                                                                          ---------
Medical (1.20%)
Dynacare, Inc.,
Sr Note (Canada) 01-15-06 (Y)                                  10.750          B+                 7           7,070
Sr Note (Canada) 01-15-06 (R) (Y)                              10.750          B+                30          30,300
Fresenius Medical Care Capital
Trust II, Gtd Trust Preferred
Security 02-01-08                                               7.875          B+                10           9,300
Guidant Corp.,
Note 02-15-06                                                   6.150          A-                25          23,438
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                           10.750          B+                23          26,220
Sr Sub Note 07-01-09 (R)                                        9.875          B+                30          30,450
Sola International, Inc.,
Note 03-15-08                                                   6.875          BBB-              10           8,760
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08                                                7.125          BBB-               5           4,775
                                                                                                          ---------
                                                                                                            140,313
                                                                                                          ---------
Metal (0.56%)
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06                                          12.000          BB-               15          15,488
National Steel Corp.,
1st Mtg Bond Ser D 03-01-09                                     9.875          B+                20          20,400
Rohm & Haas Co.,
Deb 07-15-29 (R)                                                7.850          A-                30          29,978
                                                                                                          ---------
                                                                                                             65,866
                                                                                                          ---------

Mortgage Banking (2.76%)
Citibank Credit Card Master Trust I,
Pass Thru Ctf Ser 1997-7
Class A 08-15-02                                                6.350          AAA               45          45,306
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2
Class A-5 08-15-25                                              8.100          AAA               10          10,250
Credit Suisse First Boston Mortgage
Securities Corp., Commercial Mtg
Pass Thru Ctf Ser 1998-C1
Class A-1A 12-17-07                                             6.260          AAA               23          22,912
EQCC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-3
Class A-9 02-15-29                                              6.570          AAA               25          24,281
First Union-Lehman Brothers-Bank of
America, Pass Thru Ctf Ser 1998-C2
Class A-1 06-18-07                                              6.280          AAA               33          32,641
GMAC Commercial Mortgage
Securities, Inc., Pass Thru Ctf
Ser 1997-C2 Class A-3 11-15-07                                  6.566          Aaa               25          24,281
Homeside Lending, Inc.,
Medium Term Sr Note 05-15-03                                    6.200          A+                25          24,570
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1998-1
Class A-4 03-20-25                                              6.600          AAA               15          14,801
Money Store Home Equity Trust (The),
Pass Thru Ctf Ser 1997-D
Class AF-7 12-15-38                                             6.485          AAA               16          15,868
Morgan Stanley Capital I Inc.,
Pass Thru Ctf Ser 1997-WF1
Class A-1 10-15-06 (R)                                          6.830          AAA               95          92,514
Salomon Brothers Mortgage
Securities VII, Inc., Mtg Pass Thru
Ctf Ser 1997-HUD2 Class A-2
07-25-24                                                        6.750          Aaa                6           5,974
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1997-A1
Class A-8 06-15-28                                              7.220          AAA               10          10,128
                                                                                                          ---------
                                                                                                            323,526
                                                                                                          ---------
Oil & Gas (1.92%)
Burlington Resources, Inc.,
Deb 03-01-29                                                    7.375          A-                30          29,619
CMS Panhandle Holding Co.,
Sr Note 07-15-29 (R)                                            7.000          BBB-              20          18,300
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01 (Y)                                   9.250          BBB-              10           9,800
Conoco, Inc.,
Sr Note 04-15-29                                                6.950          A-                35          32,768
El Paso Energy Corp.,
Sr Note 05-15-09                                                6.750          BBB-              25          23,875
Petroleos Mexicanos Finance Ltd.,
Note (Cayman Islands)
02-15-08 (R) (Y)                                                6.550          Baa1              30          28,950
Petroleos Mexicanos,
Gtd Sr Note (Mexico)
12-02-08 (R) (Y)                                                9.375          BB                10           9,800
Petroleum Geo-Services, Inc.
Sr Note (Norway) 03-30-08 (Y)                                   6.625          BBB               30          28,240
Triton Energy Ltd.,
Sr Note 04-15-02                                                8.750          B+                35          34,300
Valero Energy Corp.,
Note 03-15-06                                                   7.375          BBB-              10           9,721
                                                                                                          ---------
                                                                                                            225,373
                                                                                                          ---------
Paper & Paper Products (0.47%)
Fort James Corp.,
Sr Note 09-15-02                                                6.500          BBB-               5           5,002
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                        9.625          B                 20          20,300
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                     12.000          B+                28          29,890
                                                                                                          ---------
                                                                                                             55,192
                                                                                                          ---------
Real Estate Investment Trust (0.94%)
American Health Properties, Inc.,
Note 01-15-07                                                   7.500          BBB-              20          17,420
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                   7.125          BBB-              25          24,358
Camden Property Trust,
Sr Note 04-15-04                                                7.000          BBB               30          29,347
Liberty Property L.P.,
Medium Term Note 06-05-02                                       6.600          BBB-              10           9,700
ProLogis Trust,
Note 04-15-04                                                   6.700          BBB+              25          24,250
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                   7.300          BBB-               5           4,957
                                                                                                          ---------
                                                                                                            110,032
                                                                                                          ---------
Retail (1.32%)
Great Atlantic & Pacific Tea Co., Inc.
(The), Note 04-15-07                                            7.750          BBB-              50          48,416
Meyer (Fred), Inc.,
Note 03-01-08                                                   7.450          BBB-              50          50,443
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+              40          40,800
Safeway, Inc.,
Sr Note 11-15-01                                                5.875          BBB               15          14,751
                                                                                                          ---------
                                                                                                            154,410
                                                                                                          ---------
Telecommunications (6.72%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                           10.750          B-                17          16,745
Clearnet Communications, Inc.,
Sr Disc Notes, Step Coupon
(10.125%, 05-01-04) (Canada)
05-01-09 (A) (Y)                                                 Zero          B                 25          14,250
Electric Lightwave, Inc.,
Note 05-15-04 (R)                                               6.050          AA-               15          14,569
GTE North, Inc.,
Deb Ser H 11-15-08                                              5.650          AA-               75          69,044
Global Crossing Holdings Ltd.,
Sr Note 05-15-08                                                9.625          BB                25          27,000
Hermes Europe Railtel B.V.,
Sr Note (Netherlands)
08-15-07 (Y)                                                   11.500          B                 15          15,713
Sr Note (Netherlands)
01-15-09 (Y)                                                   10.375          B                 10          10,125
Intermedia Communications, Inc.,
Sr Note Ser B 06-01-08                                          8.600          B                  5           4,600
LCI International, Inc.,
Sr Note 06-15-07                                                7.250          BB+               30          29,457
Lenfest Communications,
Sr Sub Note 06-15-06                                           10.500          BB-               40          46,000
McLeodUSA, Inc.,
Sr Note 11-01-08                                                9.500          B+                20          20,100
Sr Note 02-15-09 (R)                                            8.125          B+                20          18,600
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B                 45          46,238
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                  12.000          B                 15          17,456
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                 25          25,688
NTL Communications Corp.,
Sr Note Ser B 10-01-08                                         11.500          B-                35          38,325
Nextel Communications, Inc.,
Sr Disc Note 08-15-04                                           9.750          B-                19          19,285
Sr Disc Note, Step Coupon
(9.95%, 02-15-03) 02-15-08 (A)                                   Zero          B-                15          10,350
Orange Plc,
Sr Note (United Kingdom)
08-01-08 (Y)                                                    8.000          BB-               30          28,425
Pegasus Communications Corp.,
Sr Note Ser B 10-15-05                                          9.625          B-                10           9,800
Qwest Communications
International, Inc.,
Sr Note Ser B 11-01-08                                          7.250          BB+               30          28,950
RCN Corp.,
Sr Note 10-15-07                                               10.000          B-                20          20,100
Sprint Capital Corp.,
Gtd Note 05-01-04                                               5.875          BBB+              60          57,500
Gtd Note 05-01-19                                               6.900          BBB+              35          32,409
Viatel, Inc.,
Sr Sec Note 04-15-08                                           11.250          B-                30          30,450
WorldCom, Inc.,
Sr Note 08-15-01                                                6.125          BBB+              60          59,810
Sr Note 08-15-28                                                6.950          BBB+              50          47,398
Worldwide Fiber, Inc.,
Sr Note (Canada)
12-15-05 (R) (Y)                                               12.500          B-                30          30,150
                                                                                                          ---------
                                                                                                            788,537
                                                                                                          ---------
Textile (0.30%)
Tropical Sportswear International Corp.,
Gtd Sr Sub Note Ser A 06-15-08                                 11.000          B-                10          10,375
WestPoint Stevens, Inc.,
Sr Note 06-15-05                                                7.875          BB                25          24,438
                                                                                                          ---------
                                                                                                             34,813
                                                                                                          ---------
Tobacco (0.39%)
Philip Morris Companies, Inc.,
Note 09-15-01                                                   7.250          A                 35          35,589
Note 08-15-02                                                   7.125          A                 10          10,149
                                                                                                          ---------
                                                                                                             45,738
                                                                                                          ---------
Transport (2.58%)
America West Airlines, Inc.,
Pass Thru Ctf Ser B 01-02-08                                    6.930          A-                 4           3,951
Continental Airlines,
Pass Thru Ctf Ser 1997-2C
06-30-04                                                        7.206          BBB-              19          18,856
Pass Thru Ctf Ser 1999-1A
08-02-20                                                        6.545          AA+               40          37,700
Note 12-15-05                                                   8.000          BB-               25          24,438
Fine Air Services, Inc.,
Sr Note 06-01-08                                                9.875          B                 15          13,500
NWA Trust,
Sr Note Ser A 12-21-12                                          9.250          AA                39          42,389
Northwest Airlines, Inc.,
Gtd Note 03-15-04                                               8.375          BB                25          24,062
Pass Thru Ctf Ser 1996-1D
01-02-15                                                        8.970          BBB-               5           4,769
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1
03-19-05                                                       11.200          BB                39          41,628
Ucar Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                     12.000          B                 50          53,000
Union Pacific Corp.,
Deb 02-01-29                                                    6.625          BBB-              35          30,692
Wisconsin Central Transportation
Corp., Note 04-15-08                                            6.625          BBB-               8           7,640
                                                                                                          ---------
                                                                                                            302,625
                                                                                                          ---------
Utilities (8.59%)
AES Eastern Energy,
Pass Thru Ctf 01-02-17 (R)                                      9.000          BBB-              25          24,227
Avon Energy Partners Holdings,
Sr Note (United Kingdom)
12-11-02 (R) (Y)                                                6.730          A-                20          19,939
BVPS II Funding Corp.,
Collateralized Lease Bond
06-01-17                                                        8.890          BB-                5           5,394
Beaver Valley Funding Corp.,
Deb 06-01-07                                                    8.625          BB-               60          62,404
Sec Lease Oblig Bond 06-01-17                                   9.000          BB-               23          24,610
CMS Energy Corp.,
Sr Note 05-15-02                                                8.125          BB                25          25,460
Sr Note 01-15-04 (R)                                            6.750          BB                55          52,149
Sr Note 01-15-09                                                7.500          BB                35          32,200
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB                15          14,325
Sr Note 04-15-09                                                7.750          BB                25          23,750
Cinergy Corp.,
Deb 04-15-04 (R)                                                6.125          BBB+              45          43,380
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                          9.500          BB+               45          47,588
Sr Sec Note Ser D 11-01-17                                      7.880          BB+               20          20,373
Connecticut Light & Power Co.,
1st Mtg Bond Ser C 06-01-02                                     7.750          BBB-              20          20,469
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                          10.250          BB-               40          44,466
East Coast Power LLC,
Sr Sec Note 03-31-08 (R)                                        6.737          BBB-              50          48,297
Sr Sec Note 03-31-12 (R)                                        7.066          BBB-              35          32,058
GG1B Funding Corp.,
Deb 01-15-11                                                    7.430          BBB-              26          25,218
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                  9.400          A+                30          36,781
Gtd Bond (Canada) 01-15-22 (Y)                                  8.400          A+                20          22,352
Iberdrola International B.V.,
Note 10-01-02                                                   7.500          AA-               36          37,173
Long Island Lighting Co.,
Deb 03-15-23                                                    8.200          A-                40          41,700
Midland Cogeneration Venture, L.P.,
Sec Deb Ser C-91 07-23-02                                      10.330          BBB-              15          15,773
Midland Funding Corp. I,
Deb Ser C-94 07-23-02                                          10.330          BBB-              11          11,253
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB                40          45,600
Niagara Mohawk Power Corp.,
Deb 01-01-18                                                    8.770          BBB               45          47,008
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                          9.050          BB-                8           8,225
Northeast Utilities,
Note Ser A 12-01-06                                             8.580          BB-                4           3,894
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A
Class A-6 03-01-09                                              6.050          AAA               35          33,523
PNPP II Funding Corp.,
Deb 05-30-16                                                    9.120          BB-               30          32,625
Philadelphia Electric Co.,
1st Ref Mtg 09-01-02                                            7.125          A                 30          30,464
U.S. West Capital Funding, Inc.,
Gtd Bond 07-15-28                                               6.875          A-                10           9,139
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond
01-02-17                                                        8.090          BBB-              66          66,494
                                                                                                          ---------
                                                                                                          1,008,311
                                                                                                          ---------
TOTAL BONDS
(Cost $11,501,819)                                                                          (95.59%)     11,216,776
                                                                                            -------    ------------
WARRANTS
Telecommunications (0.00%)
MetroNet Communications Corp.
(Canada) (R) (Y)                                                                                  5             525
                                                                                                       ------------
TOTAL WARRANTS
(Cost $51)                                                                                   (0.00%)            525
                                                                                            -------    ------------

                                                                           INTEREST     PAR VALUE
                                                                             RATE     (000s OMITTED)
                                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.45%)
Investment in a joint repurchase
agreement with SBC Warburg, Inc. -
dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250% due
02-15-15 and 11-15-15) - Note B                                             4.800%             $639         639,000
                                                                                            -------    ------------
Corporate Savings Account (0.00%)
Investor's Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                                              453
                                                                                            -------    ------------
TOTAL SHORT-TERM INVESTMENTS                                                                 (5.45%)        639,453
                                                                                            -------    ------------
TOTAL INVESTMENTS                                                                          (101.04%)     11,856,754
                                                                                            -------    ------------
OTHER ASSETS AND LIABILITIES, NET                                                            (1.04%)       (121,927)
                                                                                            -------    ------------
TOTAL NET ASSETS                                                                           (100.00%)    $11,734,827
                                                                                            =======    ============

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc., where Standard & Poor's ratings are not available.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $1,607,562 or 13.70% of net assets as of June 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. High Yield Bond Fund on June 30, 1999. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*    (000s OMITTED)      VALUE
--------------------------                                   ---------         -------    --------------  ---------
BONDS
Agricultural Operations (0.09%)
Iowa Select Farms L.P./ISF
Finance, Inc., Sr Sub Note
12-01-05 (R)                                                   10.750%         CCC+             $10          $8,200
                                                                                                          ---------
Automobile/Trucks (0.25%)
J.B. Poindexter & Co., Inc.,
Sr Note 05-15-04                                               12.500          B-                25          23,750
                                                                                                          ---------
Building (0.78%)
Amatek Industries Property Ltd.,
Sr Sub Note (Australia)
02-15-08 (R) (Y)                                               12.000          B                 25          24,000
Nortek, Inc.,
Sr Note 08-01-08 (R)                                            8.875          B+                50          49,375
                                                                                                          ---------
                                                                                                             73,375
                                                                                                          ---------
Business Services - Misc. (0.27%)
Coinstar, Inc., Sr Disc Note,
Step Coupon (13.00%,
10-01-99) 10-01-06 (A)                                           Zero          Caa1              25          25,750
                                                                                                          ---------
Chemicals (2.11%)
American Pacific Corp.,
Sr Note 03-01-05                                                9.250          BB-               50          51,000
General Chemical Industrial
Products, Inc., Sr Sub Note
05-01-09 (R)                                                   10.625          B+                50          50,375
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09 (R)                                       10.125          B+                25          25,250
Trikem S.A.,
Bond (Brazil) 07-24-07 (R) (Y)                                 10.625          B+               125          71,250
                                                                                                          ---------
                                                                                                            197,875
                                                                                                          ---------
Computers (2.10%)
ENTEX Information Services, Inc.,
Gtd Sr Sub Note 08-01-06                                       12.500          B-                25          17,000
Exodus Communications, Inc.,
Sr Note 07-01-08                                               11.250          B-                24          24,660
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-                25          26,250
Sr Note Ser B 02-15-05                                         10.000          B-               130         129,350
                                                                                                          ---------
                                                                                                            197,260
                                                                                                          ---------
Consumer Products - Misc. (1.63%)
Diamond Brands Operating Corp.,
Gtd Sr Sub Note 04-15-08                                       10.125          CCC+             100          80,000
Indesco International, Inc.,
Sr Sub Note 04-15-08                                            9.750          B-               100          73,000
                                                                                                          ---------
                                                                                                            153,000
                                                                                                          ---------
Containers (3.16%)
Consolidated Container Co. LLC/
Consolidated Container Capital, Inc.,
Sr Sub Note 07-15-09 (R)                                       10.125          B                 25          25,375
Gaylord Container Corp.,
Sr Note Ser B 06-15-07                                          9.375          B-                15          13,950
Sr Sub Note Ser B 02-15-08                                      9.875          CCC+             100          87,500
Riverwood International Corp.,
Gtd Sr Sub Note 04-01-08                                       10.875          CCC+              20          19,400
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental
Int Cert) 04-01-02                                             12.250          B-               150         150,375
                                                                                                          ---------
                                                                                                            296,600
                                                                                                          ---------
Cosmetics & Personal Care (1.24%)
Carson, Inc.,
Gtd Sr Sub Note Ser B 11-01-07                                 10.375          CCC+              65          50,700
Global Health Sciences, Inc.,
Gtd Sr Note 05-01-08                                           11.000          B+                75          55,875
Styling Technology Corp.,
Gtd Sr Sub Note 07-01-08                                       10.875          B-                10           9,700
                                                                                                          ---------
                                                                                                            116,275
                                                                                                          ---------
Diversified Operations (0.85%)
Diamond Holdings Plc,
Gtd Bond (United Kingdom)
02-01-08 #                                                     10.000          B-                50          80,179
                                                                                                          ---------
Electronics (0.27%)
Pacific Aerospace & Electronics, Inc.,
Gtd Sr Sub Note 08-01-05                                       11.250          B-                25          18,250
SpinCycle, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 05-01-01) 05-01-05 (A)                                  Zero          CCC+              25           7,250
                                                                                                          ---------
                                                                                                             25,500
                                                                                                          ---------
Energy (2.90%)
AEI Resources, Inc./AEI Resources
Holdings, Inc., Gtd Note
12-15-05 (R)                                                   10.500          B                 75          73,125
P & L Coal Holdings Corp.,
Gtd Sr Sub Note Ser B 05-15-08                                  9.625          B                200         199,000
                                                                                                          ---------
                                                                                                            272,125
                                                                                                          ---------
Food (1.76%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                 50          51,500
Luigino's, Inc.,
Sr Sub Note 02-01-06 (R)                                       10.000          B-                25          24,625
Mastellone Hermanos S.A.,
Sr Note (Argentina) 04-01-08 (Y)                               11.750          B+               125          88,750
                                                                                                          ---------
                                                                                                            164,875
                                                                                                          ---------
Insurance (0.51%)
Willis Corroon Group Plc,
Sr Sub Note 02-01-09 (R)                                        9.000          B+                50          48,312
                                                                                                          ---------
Leisure (5.72%)
Argosy Gaming Co.,
Sub Note 06-01-01                                              12.000          B-                50          51,000
Claridge Hotel & Casino Corp.,
1st Mtg Note 02-01-02                                          11.750          CCC               50          30,000
Fitzgeralds Gaming Corp.,
Gtd Sr Sec Note Ser B 12-15-04                                 12.250          D                 50          27,500
Hollywood Park, Inc.,
Sr Sub Note Ser B 08-01-07                                      9.500          B                 25          24,875
Mohegan Tribal Gaming Authority,
Sr Sub Note 01-01-09 (R)                                        8.750          BB-              100          99,250
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-                25          25,250
Production Resource Group LLC,
Sr Sub Note 01-15-08                                           11.500          B-                25          25,000
SC International Services, Inc.,
Gtd Sr Sub Note Ser B 09-01-07                                  9.250          B                 30          30,900
SFX Entertainment, Inc.,
Gtd Sr Sub Note 02-01-08                                        9.125          B-               100          98,000
Six Flags Entertainment Corp.,
Gtd Sr Note 04-01-06                                            8.875          B-               100          99,500
William Hill Finance Plc,
Sr Sub Note (United Kingdom)
04-30-08 #                                                     10.625          B-                16          26,225
                                                                                                          ---------
                                                                                                            537,500
                                                                                                          ---------
Machinery (0.20%)
Glasstech, Inc.,
Sr Note Ser B 07-01-04                                         12.750          B                 25          18,625
                                                                                                          ---------
Manufacturing (2.89%)
AP Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 03-15-03) 03-15-08 (A)                                  Zero          B-               200         109,000
Coyne International Enterprises Corp.,
Sr Sub Note 06-01-08                                           11.250          B-                75          69,750
Globe Manufacturing Corp.,
Gtd Sr Sub Note 08-01-08                                       10.000          B-                80          60,000
Icon Health & Fitness, Inc.,
Sr Sub Note Ser B 07-15-02                                     13.000          C                 50          32,500
                                                                                                          ---------
                                                                                                            271,250
                                                                                                          ---------
Media (2.65%)
CD Radio, Inc.,
Sr Disc Note, Step Coupon (15.00%,
12-01-02) 12-01-07 (A)                                           Zero          CCC+              10           4,750
Digital Television Services LLC,
Gtd Sr Sub Note 08-01-07                                       12.500          CCC               35          37,975
Regional Independent Media
Group Plc, Sr Disc Note,
Step Coupon (12.875%, 07-01-03)
(United Kingdom) 07-01-08 #
(A) (Y)                                                          Zero          B-                20          18,754
Sr Note (United Kingdom)
07-01-08 (Y)                                                   10.500          B-                 5           4,900
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 04-15-04) 04-15-09
(A) (R)                                                          Zero          B-               100          56,500
Supercanal Holdings S.A./
Supercanal S.A., Sr Note (Argentina)
05-15-05 (R) (Y)                                               11.500          D                 24          12,720
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                        8.125          B+                50          47,375
United International Holdings, Inc.,
Sr Disc Note, Step Coupon
(10.75%, 02-15-03) 02-15-08 (A)                                  Zero          B                100          66,000
                                                                                                          ---------
                                                                                                            248,974
                                                                                                          ---------

Medical (2.28%)
Integrated Health Services, Inc.,
Sr Sub Note Ser A 01-15-08                                      9.250          CCC              100          71,750
Quest Diagnostics, Inc.,
Sr Sub Note 07-01-09 (R)                                        9.875          B+               100         101,500
Total Renal Care Holdings, Inc.
Conv Sub Note 05-15-09 (R)                                      7.000          B                 50          40,500
                                                                                                          ---------
                                                                                                            213,750
                                                                                                          ---------
Metal (2.48%)
ALatief Freeport Finance Co. B.V.
(P.T.), Sr Note 04-15-01                                        9.750          CCC+              50          42,250
Doe Run Resources Corp.,
Gtd Sr Note Ser B 03-15-03                                     11.696          B-                25          21,750
Gtd Sr Note Ser B 03-15-05                                     11.250          B-                10           8,900
Freeport-McMoRan Copper &
Gold, Inc., Sr Note 11-15-06                                    7.500          CCC               75          55,125
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06 (R)                                      12.000          BB-               25          25,812
TVX Gold, Inc.,
Conv Sub Note (Canada)
03-28-02 (Y)                                                    5.000          B-               100          79,000
                                                                                                          ---------
                                                                                                            232,837
                                                                                                          ---------
Oil & Gas (7.97%)
Comstock Resources, Inc.,
Sr Note 05-01-07 (R)                                           11.250          B                 25          25,375
Gothic Energy Corp.,
Sr Disc Note, Step Coupon
(14.125%, 05-01-02)
05-01-06 (A)                                                     Zero          CCC-              10           3,500
Gothic Production Corp.,
Sr Sec Note Ser B 05-01-05                                     11.125          CCC+             150         133,500
Great Lakes Acquisition Corp.,
Sr Disc Deb, Step Coupon
(13.125%, 05-15-03)
05-15-09 (A)                                                     Zero          B-               200         108,000
Grey Wolf, Inc.,
Gtd Sr Note 07-01-07                                            8.875          B+               105          91,350
Gtd Sr Note Ser C 07-01-07                                      8.875          B+                25          21,750
Key Energy Group, Inc.,
Conv Sub Note 09-15-04 (R)                                      5.000          B                 80          50,800
Conv Sub Note 09-15-04                                          5.000          B                143          90,805
Key Energy Services, Inc.,
Unit (Sr Sub Note & Warrant)
01-15-09 (R)                                                   14.000          B-               100         104,000
Mariner Energy, Inc.,
Sr Sub Note Ser B 08-01-06                                     10.500          B-                10           8,725
Ocean Rig Norway A.S.,
Gtd Sr Sec Note (Norway)
06-01-08 (Y)                                                   10.250          B-                55          44,000
PANACO, Inc.,
Gtd Sr Sub Note Ser B 10-01-04                                 10.625          CCC-              10           5,500
R&B Falcon Corp.,
Sr Note 12-15-03 (R)                                            9.125          B+                60          55,200
Universal Compression, Inc.,
Sr Disc Note, Step Coupon
(9.875%, 02-15-03)
02-15-08 (A)                                                     Zero          B                 10           6,300
                                                                                                          ---------
                                                                                                            748,805
                                                                                                          ---------

Paper & Paper Products (4.90%)
Advance Agro Capital B.V.,
Gtd Sr Note (Thailand)
11-15-07 (Y)                                                   13.000          CC                50          38,500
APP Finance (VII) Mauritius Ltd.,
Gtd Note (Indonesia)
04-30-03 (R) (Y)                                                3.500          CCC+              10           7,200
APP International Finance Co. B.V.,
Gtd Sec Note (Indonesia)
10-01-05 (Y)                                                   11.750          CCC+             150         118,500
Grupo Industrial Durango, S.A.,
Note (Mexico) 08-01-03 (Y)                                     12.625          BB-               50          47,500
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                        9.625          B                150         152,250
Repap New Brunswick, Inc.,
Sr Sec Note (Canada)
04-15-05 (Y)                                                   10.625          CCC+             100          79,500
Sappi BVI Finance Ltd.,
Gtd Conv Bond (South Africa)
08-01-02 (R) (Y)                                                7.500          BB-               20          17,100
                                                                                                          ---------
                                                                                                            460,550
                                                                                                          ---------
Real Estate Operations (0.25%)
Signature Resorts, Inc.,
Conv Sub Note 01-15-07                                          5.750          B                 35          23,887
                                                                                                          ---------
REIT (0.26%)
Host Marriott Corp.,
Sr Note Ser D 02-15-06 (R)                                      8.375          BB                25          24,063
                                                                                                          ---------
Retail (4.10%)
American Restaurant Group, Inc.,
Gtd Sr Sec Note 02-15-03                                       11.500          B                 50          44,000
Ames Department Stores, Inc.,
Sr Note 04-15-06 (R)                                           10.000          B+                50          49,000
Corporate Express, Inc.,
Conv Note 07-01-00                                              4.500          B-               100          93,000
Imperial Home Decor Group, Inc,
Gtd Sr Sub Note 03-15-08                                       11.000          CCC+             125          90,000
Pathmark Stores, Inc.,
Sub Note 06-15-02                                              11.625          CCC+              55          56,100
RAB Holdings, Inc.,
Sr Note 05-01-08                                               13.000          CCC              120          52,800
                                                                                                          ---------
                                                                                                            384,900
                                                                                                          ---------
Steel (3.91%)
Acindar Industria Argentina
de Aceros S.A., Bond
(Argentina) 02-15-04 (Y)                                       11.250          B+                25          17,750
Algoma Steel, Inc.,
1st Mtg Bond 07-15-05                                          12.375          B                 50          49,250
Gulf States Steel, Inc. of Alabama,
1st Mtg Bond 04-15-03                                          13.500          D                100          23,000
Metallurg Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 07-15-03)
07-15-08 (A)                                                     Zero          CCC+              50          19,000
Metallurg, Inc.,
Gtd Sr Note Ser B 12-01-07                                     11.000          B-                30          28,950
NSM Steel Inc./NSM Steel Ltd.,
Gtd Sr Sub Mtg Note Ser B
02-01-08 (R)                                                   12.250          D                 75           3,750
Oregon Steel CF&I,
Note 03-31-03 (r)                                               9.500          B                 84          81,025
Renco Steel Holdings,
Sr Sec Note Ser B 02-01-05                                     10.875          B-                25          22,250
Weirton Steel Corp.,
Sr Note 07-01-04                                               11.375          B                125         122,500
                                                                                                          ---------
                                                                                                            367,475
                                                                                                          ---------
Telecommunications (16.44%)
AMSC Acquisition Co., Inc./American
Mobile Corp., Gtd Sr Note
Ser B 04-01-08                                                 12.250          B-                40          32,400
COLT Telecom Group Plc,
Sr Note (Germany) 07-31-08 #                                    7.625          B                200         105,267
Crown Castle International Corp.,
Sr Disc Note, Step Coupon
(10.625%, 11-15-02)
11-15-07 (A)                                                     Zero          B                 10           7,000
Sr Note 05-15-11                                                9.000          B                 25          24,313
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon
(11.50%, 06-01-03)
(United Kingdom)
06-01-08 (A) (Y)                                                 Zero          B-                60          29,550
Sr Disc Note, Step Coupon
(14.00%, 05-15-04)
(United Kingdom)
05-15-09 (A) (R) (Y)                                             Zero          CCC+              50          24,000
Esprit Telecom Group Plc,
Sr Note (United Kingdom)
06-15-08 (Y)                                                   10.875          B-                40          41,200
Sr Note (Germany) 06-15-08 #                                   11.000          BB-               60          33,875
FaciliCom International,
Sr Note 01-15-08                                               10.500          B-               100          78,000
Global TeleSystmes Group, Inc.,
Sr Note 02-15-05                                                9.875          B-                50          49,000
Hermes Europe Railtel BV,
Sr Note (Netherlands)
01-15-09 (Y)                                                   10.375          B                 50          50,625
International Wireless
Communications, Inc.,
Sr Sec Disc Note 08-15-01                                      14.000          B-                50           5,000
ITC DeltaCom, Inc.,
Sr Note 11-15-08                                                9.750          B                100         102,500
KMC Telecom Holdings, Inc.,
Sr Note 05-15-09 (R)                                           13.500          B-                25          24,875
McLeodUSA Inc.,
Sr Disc Note, Step Coupon
(10.50%, 03-01-02) 03-01-07 (A)                                  Zero          B+                20          15,350
Sr Note 03-15-08                                                8.375          B+                35          32,813
Sr Note 11-01-08                                                9.500          B+               100         100,500
National Communications Corp.,
Sr Note 10-01-08 (R)                                           11.500          B-                50          54,750
Nextel Partners, Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A) (R)                                                 Zero          CCC+              25          14,250
NEXTLINK Communications, Inc.,
Sr Note 11-15-08 (R)                                           10.750          B                 75          77,063
NTL, Inc., Sr Note, Step Coupon
(12.375%, 10-01-03)
10-01-08 (A) (R)                                                 Zero          B-               100          63,500
Omnipoint Corp.,
Sr Note Ser A 08-15-06                                         11.625          CCC+              50          51,500
ONO Finance Plc,
Unit (Note & Equity Value
Cert) 05-01-09 (R)                                             13.000          CCC+              50          51,750
Pac-West Telecomm, Inc.,
Sr Note 02-01-09 (R)                                           13.500          B                 30          29,925
Qwest Communications
International, Inc.,
Sr Note 11-01-08                                                7.500          BB+               25          24,997
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.25%, 04-15-04)
(United Kingdom)
04-15-09 (A) (R) #                                              9.875          B+                25          26,398
Teligent, Inc.,
Sr Note 12-01-07                                               11.500          CCC               16          15,760
VersaTel Telecom International N.V.,
Sr Note (Netherlands)
05-15-08 (Y)                                                   13.250          B-               125         129,375
Viatel, Inc.,
Sr Note (Germany) 04-15-08 #                                   11.150          B-               170          91,719
Sr Sec Note 04-15-08                                           11.250          B-                75          76,125
WinStar Communications, Inc.,
Sr Sub Def Note 03-15-08                                         Zero          CCC               34          30,260
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                              12.500          B-                50          50,250
                                                                                                          ---------
                                                                                                          1,543,890
                                                                                                          ---------
Textile (1.01%)
Polymer Group, Inc.,
Gtd Sr Sub Note 03-01-08                                        8.750          B                 35          32,900
Steel Heddle Group, Inc.,
Sr Disc Deb, Step Coupon (13.75%,
06-01-03) 06-01-09 (A)                                           Zero          CCC+             200          34,000
Steel Heddle Manufacturing Co.,
Gtd Sr Sub Note Ser B 06-01-08                                 10.625          CCC+              50          28,000
                                                                                                          ---------
                                                                                                             94,900
                                                                                                          ---------
Transportation (3.32%)
Cenargo International Plc,
1st Mtg Note (United Kingdom)
06-15-08 (Y)                                                    9.750          BB-               20          18,600
Fine Air Services, Corp.,
Gtd Sr Note 06-01-08                                            9.875          B                100          90,000
Northwest Airlines Corp.,
Gtd Note 03-15-07                                               8.700          BB               100          95,377
Pacer International, Inc.,
Sr Sub Note 06-01-07 (R)                                       11.750          B-                35          34,650
Pacific & Atlantic Holdings, Inc.,
1st Mtg Note (Greece)
05-30-08 (Y)                                                   11.500          CCC+              50          19,750
U.S. Airways Group, Inc.,
Gtd Pass Thru Ctf Ser
1993-A3 03-01-13                                               10.375          BB                50          53,075
                                                                                                          ---------
                                                                                                            311,452
                                                                                                          ---------
Waste Disposal Service &
Equipment (1.70%)
Waste Systems International, Inc.,
Gtd Sr Note 01-15-06 (R)                                       11.500          B                 15          14,962
Waste Systems International, Inc.,
Sub Note 05-13-05 (R)                                           7.000          CCC+             159         145,076
                                                                                                          ---------
                                                                                                            160,038
                                                                                                          ---------
TOTAL BONDS
(Cost $8,278,059)                                                                           (78.00%)      7,325,972
                                                                                             ------       ---------

                                                                                      NUMBER OF
                                                                                 SHARES OR WARRANTS
                                                                                 ------------------
COMMON STOCKS
Abitibi-Consolidated, Inc. (Canada)                                                          12,500         142,187
American Pacific Corp.**                                                                      5,000          42,187
Continental Airlines, Inc. (Class B)**                                                          800          30,100
Gaylord Container Corp. (Class A)**                                                           6,000          47,625
Grey Wolf, Inc.**                                                                             3,500           8,750
Key Energy Group, Inc.**                                                                     25,000          89,063
KLM Royal Dutch Airlines N.V.
(Netherlands) #                                                                                 103           2,942
Northeast Utilities**                                                                         2,000          35,375
Northwest Airlines Corp. (Class A)**                                                          3,250         105,625
Repap Enterprises Inc. (Canada) #**                                                         150,000           9,630
Star Gas Partners, L.P.                                                                       3,300          56,719
Takefuji Corp. (Japan) #                                                                      1,000         103,358
Viatel, Inc.**                                                                                  423          23,741
Waste Systems International, Inc.**                                                           8,715          60,188
Weatherford International, Inc.**                                                               700          25,638
                                                                                             ------     -----------

TOTAL COMMON STOCKS
(Cost $793,406)                                                                              (8.34%)        783,128
                                                                                             ------     -----------

PREFERRED STOCKS AND WARRANTS
American Mobile Satellite Corp.,
Warrant (R)                                                                                      40              --
CD Radio Inc., 10.50%, Ser C,
Preferred Stock                                                                                 200          36,000
Cumulus Media Inc., 13.75%, Ser A,
Preferred Stock                                                                                  31          34,100
Fuji JGB Inv LLC, 9.87% Ser A, Preferred Stock
(Japan) (R) (Y)                                                                                 135         118,462
Gothic Energy Corp., Warrant                                                                     79              --
Hills Stores Co., Warrant**                                                                  35,000              --
Nakornthai Strip Mill Plc, Warrant
(Thailand) (R) (Y)                                                                           63,309              63
Nextel Communications, Inc., 11.125%, Ser E,
Payment-In-Kind, Preferred Stock                                                                171         165,870
Packaging Corp. of America, 12.375%,
Payment-In-Kind, Preferred Stock (R)                                                          2,000         212,000
R&B Falcon Corp., 13.875%, Unit (Pfd Stock &
Warrant), Preferred Stock (R)                                                                    50          51,200
SpinCycle, Inc., Warrant (R)**                                                                   25              --
Stone Container Corp., $1.75, Ser E,
Preferred Stock                                                                               3,000          63,000
VersaTel Telecom B.V., Warrant
(R)**                                                                                           125           6,250
Waste Systems International, Inc.,
Warrant (R)**                                                                                   225             149
                                                                                                        -----------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $688,010)                                                                              (7.31%)        687,094
                                                                                             ------     -----------

                                                                           INTEREST     PAR VALUE
                                                                             RATE     (000s OMITTED)
                                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (4.76%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% and 11.250% due
02-15-15 and 11-15-15) - Note B                                              4.80%              447         447,000
                                                                                                        -----------
Corporate Savings Account (0.01%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                                              967
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS                                                                 (4.77%)        447,967
                                                                                            -------     -----------
TOTAL INVESTMENTS                                                                           (98.42%)      9,244,161
                                                                                            -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                                            (1.58%)        148,001
                                                                                            -------     -----------
TOTAL NET ASSETS                                                                           (100.00%)     $9,392,162
                                                                                            =======     ===========

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

 ** Non-income producing security.

*** Represents rate in effect on June 30, 1999.

  # Par value of foreign bonds and common stocks is expressed in local currency, as shown parenthetically in security description.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $2,271,855 or 24.19% of net assets as of June 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on these securities is as follows:

                                                    MARKET       MARKET
                                                  VALUE AS A    VALUE AT
                      ACQUISITION   ACQUISITION    % OF FUND    JUNE 30,
ISSUER, DESCRIPTION       DATE          COST      NET ASSETS      1999
-------------------   -----------   -----------   ----------    --------
Oregon Steel CF&I       05-14-98      $80,925        0.86%       $81,025

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------
The V.A. High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1999 assigned to country categories.

                                                 MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                          OF FUND NET ASSETS
---------------------                            ------------------
Argentina                                               1.27%
Australia                                               0.26
Brazil                                                  0.76
Canada                                                  3.84
Greece                                                  0.21
Indonesia                                               1.34
Japan                                                   2.36
Mexico                                                  0.51
Netherlands                                             1.95
Norway                                                  0.47
South Africa                                            0.18
Thailand                                                0.41
United Kingdom                                          4.91
United States                                          79.95
                                                       -----
                             TOTAL INVESTMENTS         98.42%
                                                       =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
---------------------
BB                                                      7.42%
B                                                      58.57
CCC                                                    11.56
CC                                                      0.45
                                                       -----
                             TOTAL BONDS               78.00%
                                                       =====

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Money Market Fund on June 30, 1999.

                                                        INTEREST         QUALITY     PAR VALUE        MARKET
ISSUER, DESCRIPTION                                       RATE           RATING*   (000s OMITTED)      VALUE
--------------------------                              ---------        -------   --------------   ----------
CORPORATE INTEREST BEARING OBLIGATIONS
Automotive (3.99%)
Ford Motor Credit Co.,
11-19-99                                                  7.500%         Tier 1          $900         $908,070
                                                                                                    ----------
Banking - Foreign (3.95%)
International Bank for Reconstruction
and Development,
09-15-99                                                  5.100          Tier 1           900          900,092
                                                                                                    ----------
Banks - United States (2.20%)
Norwest Corp.,
08-25-99                                                  7.200          Tier 1           500          501,635
                                                                                                    ----------
Broker Services (2.63%)
Merrill Lynch & Co., Inc.,
09-27-99                                                  6.060          Tier 1           600          601,056
                                                                                                    ----------
Chemicals (3.98%)
DuPont (E.I.) de Nemours & Co.,
11-15-99                                                  6.880          Tier 1           900          906,139
                                                                                                    ----------
Finance (10.03%)
Associates Corp. of North America,
09-01-99                                                  7.250          Tier 1           380          380,966
11-12-99                                                  6.125          Tier 1           500          501,503
Heller Financial, Inc.,
08-01-99                                                  9.125          Tier 1           500          501,682
International Business Machines
Credit Corp.,
08-13-99                                                  5.580          Tier 1           900          900,597
                                                                                                    ----------
                                                                                                     2,284,748
                                                                                                    ----------
Retail (2.19%)
Sears Roebuck & Co.,
07-15-99                                                  5.540          Tier 1           500          500,108
                                                                                                    ----------
Utilities (6.15%)
Duke Power Co.,
08-12-99                                                  6.250          Tier 1           900          901,295
NYNEX Capital Funding Co.,
07-19-99                                                  7.601          Tier 1           500          500,457
                                                                                                    ----------
                                                                                                     1,401,752
                                                                                                    ----------
TOTAL CORPORATE INTEREST BEARING OBLIGATIONS
(Cost $8,003,600)                                                                     (35.12%)       8,003,600
                                                                                      -------      -----------
U.S.GOVERNMENT OBLIGATIONS
Governmental - U.S. Agencies (49.29%)
Federal Farm Credit Bank
08-03-99                                                  5.500          Tier 1         3,000        3,001,329
Federal Home Loan Mortgage Corp,
07-09-99                                                  4.980          Tier 1         4,000        3,995,573
Federal Home Loan Bank,
10-08-99                                                  5.070          Tier 1           550          549,953
10-27-99                                                  5.000          Tier 1         2,000        1,998,130
Israel, State of (U.S. Government Gtd.)
11-15-99                                                  7.750          Tier 1           680          685,590
Student Loan Marketing Association,
08-11-99                                                  5.583          Tier 1         1,000        1,000,664
                                                                                                    ----------
                                                                                                    11,231,239
                                                                                                   -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $11,231,239)                                                                    (49.29%)      11,231,239
                                                                                      -------      -----------
TOTAL SHORT-TERM INVESTMENTS
(Cost $19,234,839)                                                                    (84.41%)      19,234,839
                                                                                      -------      -----------
JOINT REPURCHASE AGREEMENT
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. -
Dated 06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
8.875% due 08-15-17 and 11.250%
due 02-15-15) - Note B                                     4.80%                        3,231       3,231,000
                                                                                                  -----------
TOTAL JOINT REPURCHASE AGREEMENT                                                      (14.18%)      3,231,000
                                                                                      -------     -----------
TOTAL INVESTMENTS                                                                     (98.59%)     22,465,839
                                                                                      -------     -----------
OTHER ASSETS AND LIABILITIES, NET                                                      (1.41%)        320,442
                                                                                      -------     -----------
TOTAL NET ASSETS                                                                     (100.00%)    $22,786,281
                                                                                      =======     ===========

* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund.

The percentage shown for each investment category is the total value of that category expressed as a percentage of the net assets of the Fund.

See notes to financial statements.




Schedule of Investments
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the V.A. Strategic Income Fund on June 30, 1999. It is divided into four main categories: bonds, common stocks, preferred stocks and warrants, and short-term investments. Bonds are further broken down by industry group.
Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                             INTEREST          CREDIT       PAR VALUE        MARKET
ISSUER, DESCRIPTION                                            RATE            RATING*    (000s OMITTED)      VALUE
--------------------------                                   ---------         -------    --------------  ---------
BONDS
Advertising (0.52%)
Outdoor Systems, Inc.,
Sr Sub Note 10-15-06                                            9.375          B               $100        $106,500
                                                                                                          ---------
Beverages (0.97%)
Canandaigua Brands, Inc.,
Sr Sub Note 03-01-09                                            8.500          B+               100          96,250
National Wine & Spirits, Inc.,
Sr Note 01-15-09 (R)                                           10.125          B                100         102,750
                                                                                                          ---------
                                                                                                            199,000
                                                                                                          ---------
Building (0.46%)
Standard Pacific Corp.,
Sr Note 04-01-09                                                8.500          BB               100          94,500
                                                                                                          ---------
Business Services - Misc. (0.47%)
United Rentals, Inc.,
Sr Sub Note Ser B 08-15-08                                      8.800          BB-              100          96,250
                                                                                                          ---------
Chemicals (0.99%)
General Chemical Industrial
Products, Inc., Sr Sub Note
05-01-09 (R)                                                   10.625          B+               100         100,750
Huntsman ICI Chemicals LLC,
Sr Sub Note 07-01-09 (R)                                       10.125          B+               100         101,000
                                                                                                          ---------
                                                                                                            201,750
                                                                                                          ---------
Computers (2.18%)
PSINet, Inc.,
Sr Note 11-01-08                                               11.500          B-               100         105,000
Unisys Corp.,
Sr Note 10-15-04                                               11.750          BB-               25          27,750
Verio, Inc.,
Sr Note 12-01-08 (R)                                           11.250          B-               300         313,500
                                                                                                          ---------
                                                                                                            446,250
                                                                                                          ---------
Containers (1.49%)
Berry Plastics Corp.,
Sr Sub Note 04-15-04                                           12.250          B-               100         103,000
Consolidated Container Co.
LLC/Cons. Container Capital, Inc.,
Sr Sub Note 07-15-09 (R) +                                     10.125          B                100         101,500
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental
Int Cert) 04-01-02                                             12.250          B-               100         100,250
                                                                                                          ---------
                                                                                                            304,750
                                                                                                          ---------
Diversified Operations (0.89%)
Diamond Holdings Plc,
Bond (United Kingdom)
02-01-08#                                                      10.000          B-                50          80,179
Euramax International Plc,
Sr Sub Note (United Kingdom)
10-01-06 (Y)                                                   11.250          B                100         101,500
                                                                                                          ---------
                                                                                                            181,679
                                                                                                          ---------
Electronics (0.44%)
Communications Instruments, Inc.,
Sr Sub Note Ser B 09-15-04                                     10.000          B-               100          90,000
                                                                                                          ---------

Energy (1.45%)
AEI Resources, Inc./AEI Resources
Holdings, Inc.,
Gtd Note 12-15-05 (R)                                          10.500          B                100          97,500
P & L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                      9.625          B                200         199,000
                                                                                                          ---------
                                                                                                            296,500
                                                                                                          ---------
Finance (0.91%)
Ford Motor Credit Company,
Bond (Deutsche Mark)
06-16-08 #                                                      5.250          A                350         185,233
                                                                                                          ---------
Food (0.50%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                           11.875          B                100         103,000
                                                                                                          ---------
Government - Foreign (9.07%)
Canada, Government of,
Government Bond (Canada)
03-01-01#                                                       7.500          AAA              400         279,320
Government Bond (Canada)
09-01-02#                                                       5.500          AAA              150         101,435
Government Bond (Canada)
12-01-05#                                                       8.750          AAA              165         130,153
Costa Rica, Republic of,
Note (Costa Rica) 05-01-03 (R) (Y)                              8.000          BB                25          24,125
France, Republic of,
Deb (France) 04-25-09 (E)                                       4.000          AAA              200         195,647
Germany, Federal Republic of,
Bond Ser 121 (Germany)
11-20-01 (E)                                                    4.750          AAA              238         253,013
New Zealand, Government of,
Bond (New Zealand) 04-15-03#                                    5.500          AAA              175          91,130
Panama, Republic of,
Note (Panama) 02-13-02 (Y)                                      7.875          BB+               50          48,625
Spain, Kingdom of, (Spain)
01-31-08 (E)                                                    6.000          AA+              100         112,591
United Kingdom of Great Britain
Treasury Gilts, (United Kingdom)
12-07-00#                                                       8.000          AAA              100         163,920
Government Bond (United Kingdom)
11-06-01#                                                       7.000          AAA               50          81,621
Government Bond (United Kingdom)
06-07-02#                                                       7.000          AAA               70         114,998
Government Bond (United Kingdom)
06-10-03#                                                       8.000          AAA              120         205,687
United Mexican States,
Global Bond (Mexico)
02-06-01 (Y)                                                    9.750          BB                50          52,000
                                                                                                          ---------
                                                                                                          1,854,265
                                                                                                          ---------

Government - U.S. (23.19%)
United States Treasury,
Bond 08-15-05                                                   6.500          AAA              400         412,312
Bond 02-15-16                                                   9.250          AAA              340         442,850
Bond 08-15-19 (Z)                                               8.125          AAA            1,140       1,376,903
Bond 08-15-23                                                   6.250          AAA              800         803,752
Bond 02-15-27                                                   6.625          AAA              400         422,436
Note 08-31-02                                                   6.250          AAA              570         579,530
Note 08-15-04                                                   7.250          AAA              340         361,675
Note 08-15-07                                                   6.125          AAA              340         343,665
                                                                                                          ---------
                                                                                                          4,743,123
                                                                                                          ---------
Government - U.S. Agencies (2.89%)
Federal Home Loan Bank,
Deb Ser S- 03 10-15-03                                          5.440          AAA              150         145,875
Deb Ser AQ07 3-26-07                                            6.945          AAA              100         102,406
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                                    7.000          AAA               89          89,003
Federal National Mortgage Assn.,
Note 02-13-04                                                   5.125          AAA              264         253,110
                                                                                                          ---------
                                                                                                            590,394
                                                                                                          ---------
Leisure (5.22%)
Cinemark USA, Inc.,
Sr Sub Note Ser D 08-01-08                                      9.625          B                100          98,500
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                            7.875          BB+              100          96,500
HMH Properties, Inc.,
Sr Note Ser B 08-01-08                                          7.875          BB               100          92,000
Isle of Capri Casinos, Inc.,
Sr Sub Note 04-15-09 (R)                                        8.750          B                100          94,000
Jupiters Ltd.,
Sr Note (Australia)
03-01-06 (R) (Y)                                                8.500          BB+              150         146,250
Premier Parks, Inc.,
Sr Note 06-15-07                                                9.750          B-               150         151,500
Regal Cinemas, Inc.,
Sr Sub Note 12-15-10                                            8.875          B                100          92,000
SFX Entertainment, Inc.,
Sr Sub Note 02-01-08                                            9.125          B-               100          98,000
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas)
12-15-07 (Y)                                                    8.625          B+               100          98,000
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                            9.500          B+               100         100,000
                                                                                                          ---------
                                                                                                          1,066,750
                                                                                                          ---------
Machinery (0.47%)
Columbus McKinnon Corp.,
Sr Sub Note 04-01-08                                            8.500          B                100          97,000
                                                                                                          ---------
Media (8.06%)
American Media Operations, Inc.,
Sr Sub Note 05-01-09 (R)                                       10.250          B-               150         151,500
Capstar Radio Broadcasting
Partners, Inc.,
Sr Sub Note 07-01-07                                            9.250          B-               100         103,375
Chancellor Media Corp.,
Sr Sub Note 01-15-07                                           10.500          B                100         109,000
Citadel Broadcasting Co.,
Sr Sub Note 11-15-08                                            9.250          B-               100         103,000
DIVA Systems Corp.,
Sr Disc Note Ser B, Step Coupon
(12.625%, 03-01-03)
03-01-08 (A)                                                     Zero          B-               250          70,000
Emmis Communications Corp.,
Sr Sub Note 03-15-09 (R)                                        8.125          B-               125         118,750
Falcon Holdings Group L.P.,/
Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                           8.375          B                200         197,500
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11 (R)                                        8.625          B+               100          94,000
Intermedia Capital Partners,
Sr Note 08-01-06                                               11.250          B                100         113,500
ONO Finance Plc,
Unit (Note & Equity Value Cert)
(United Kingdom)
05-01-09 (R) (Y)                                               13.000          CCC+              50          51,750
Unit (Note & Equity Value Cert)
(United Kingdom)
05-01-09 (E) (R)                                               13.000          CCC+              50          53,406
Regional Independent Media
Group Plc, Sr Note (United
Kingdom) 07-01-08 (Y)                                          10.500          B-               175         171,500
Spectrasite Holdings, Inc.,
Sr Disc Note, Step Coupon
(11.25%, 04-15-04)
04-15-09 (A) (R)                                                 Zero          B-               200         113,000
STC Broadcasting, Inc.,
Sr Sub Note 03-15-07                                           11.000          B-               100         103,500
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                        8.125          B+               100          94,750
                                                                                                          ---------
                                                                                                          1,648,531
                                                                                                          ---------
Medical (0.99%)
Hanger Orthopedic Group, Inc.,
Sr Sub Note 06-01-09 (R)                                       11.250          B-               100         101,500
Quest Diagnostics, Inc.,
Sr Sub Note 07-01-09 (R) +                                      9.875          B+               100         101,500
                                                                                                          ---------
                                                                                                            203,000
                                                                                                          ---------
Metal (0.48%)
Koppers Industries, Inc.,
Gtd Sr Sub Note 12-01-07                                        9.875          B-               100          98,000
                                                                                                          ---------
Oil & Gas (0.80%)
Comstock Resources, Inc.,
Sr Note 05-01-07 (R)                                           11.250          B                100         101,500
Universal Compression, Inc.,
Sr Disc Note, Step Coupon
(9.875%, 02-15-03) 02-15-08 (A)                                  Zero          B                100          63,000
                                                                                                          ---------
                                                                                                            164,500
                                                                                                          ---------
Paper & Paper Products (0.99%)
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                        9.625          B                200         203,000
                                                                                                          ---------
Retail (0.70%)
United Stationers Supply Co.,
Sr Sub Note 04-15-08                                            8.375          B                150         142,875
                                                                                                          ---------
Steel (0.47%)
AK Steel Corp.,
Sr Note 02-15-09 (R)                                            7.875          BB-              100          96,000
                                                                                                          ---------
Telecommunications (25.87%)
Allegiance Telecom, Inc.,
Sr Disc Note, Ser B, Step Coupon
(11.75%, 02-15-03) 02-15-08 (A)                                  Zero          B-               250         155,000
AMSC Acquisition Co., Inc.,
Sr Note Ser B 04-01-08                                         12.250          B-               100          81,000
Call-Net Enterprises, Inc.,
Sr Note (Canada) 05-15-09 (Y)                                   9.375          BB-              150         142,500
CapRock Communications Corp.,
Sr Note 05-01-09 (R)                                           11.500          B                100         101,000
Centennial Cellular Operating Co.,
Sr Sub Note 12-15-08 (R)                                       10.750          CCC+             100         103,500
Clearnet Communications Inc.,
Sr Disc Note, Step Coupon
(10.40%, 05-15-03) (Canada)
05-15-08 (A) #                                                   Zero          B3               150          60,414
Sr Disc Note, Step Coupon
(10.125%, 05-01-04) (Canada)
05-01-09, (A) (Y)                                                Zero          B3               150          85,500
COLT Telecom Group Plc
(United Kingdom)
Sr Note (Deutche Mark)
07-31-08#                                                       7.625          B                595         313,168
Comunicacion Celular S.A.,
Bond, Step Coupon (13.125%,
11-15-00) (Colombia)
11-15-03 (A) (R) (Y)                                             Zero          B+               100          71,000
Crown Castle International Corp.,
Sr Disc Note, Step Coupon
(10.625%, 11-15-02)
11-15-07 (A)                                                     Zero          B                150         105,000
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon
(11.50%, 06-01-03) (United
Kingdom) 06-01-08, (A) (Y)                                       Zero          B-               200          98,500
Sr Disc Note, Step Coupon
(14.00%, 05-15-04) (United
Kingdom) 05-15-09 (A) (R) (Y)                                    Zero          CCC+             200          96,000
DTI Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.50%, 03-01-03) 03-01-08 (A)                                  Zero          B-               150          54,750
Energis Plc,
Sr Sub Deb (United Kingdom)
06-15-09#                                                       9.500          B1               130         206,929
Esprit Telecom Group Plc,
Sr Note (United Kingdom)
12-15-07 (Y)                                                   11.500          B-               100         105,000
Sr Note (Deutsche Mark)
06-15-08#                                                      11.000          BB-              200         112,918
Global Crossing Holdings Ltd.,
Sr Note 05-15-08                                                9.625          BB               100         108,000
Hermes Europe Railtel BV,
Sr Note (Netherlands)
08-15-07 (Y)                                                   11.500          B                100         104,750
Intercel, Inc.,
Unit (Sr Disc Note & Warrant),
Step Coupon (12.00%, 02-01-01)
02-01-06 (A)                                                     Zero          B                200         162,000
Ionica Plc,
Sr Disc Note, Step Coupon
(15.00%, 05-01-02) (United
Kingdom) 05-01-07 (A) (Y)                                        Zero          Ca               200           6,000
Level 3 Communications, Inc.,
Sr Note 05-01-08                                                9.125          B                200         196,750
McLeodUSA, Inc.,
Sr Note 07-15-07                                                9.250          B+               100          99,250
Sr Note 11-01-08                                                9.500          B+                50          50,250
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                         10.000          B                300         308,250
MetroNet Communications Corp.,
Sr Disc Note, Step Coupon
(10.75%, 11-01-02) (Canada)
11-01-07 (A) (Y)                                                 Zero          B                200         156,500
Sr Note (Canada) 08-15-07 (Y)                                  12.000          B                 50          58,188
Nextel Communications, Inc.,
Sr Disc Note 08-15-04                                           9.750          B-                75          76,125
Sr Disc Note, Step Coupon
(9.95%, 02-15-03) 02-15-08 (A)                                   Zero          B-               125          86,250
Nextel Partners Inc.,
Sr Disc Note, Step Coupon
(14.00%, 02-01-04)
02-01-09 (A) (R)                                                 Zero          CCC+             250         142,500
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                               10.750          B                100         102,750
NorthEast Optic Network, Inc.,
Sr Note 08-15-08                                               12.750          B-               100         103,000
NTL Communications Corp.,
Sr Note, Ser B 10-01-08                                        11.500          B-               100         109,500
Sr Note, Ser B Step Coupon
(12.375%, 10-01-03) 10-01-08 (A)                                 Zero          B-               150          95,250
Orange Plc,
Sr Note (United Kingdom)
08-01-08 (E)                                                    7.625          BB-               25          26,316
Sr Note (United Kingdom)
08-01-08 (Y)                                                    8.000          BB-              100          94,750
Orion Network Systems,
Sr Note 01-15-07                                               11.250          B+               100          84,000
Qwest Communications
International, Inc.,
Sr Note Ser B 04-01-07                                         10.875          BB+               65          73,673
RCN Corp.,
Sr Disc Note, Step Coupon
(11.125%, 10-15-02)
10-15-07 (A)                                                     Zero          B-               200         133,500
Telecorp PCS, Inc.,
Sr Sub Disc Note, Step Coupon
(11.625%, 04-15-04)
04-15-09 (A) (R)                                                 Zero          B3               175          98,000
Telewest Communications Plc,
Sr Disc Note, Step Coupon
(9.25%, 04-15-04) (United
Kingdom) 04-15-09 (A) (R) (Y)                                    Zero          B+               100         105,592
Teligent, Inc.,
Sr Note 12-01-07                                               11.500          CCC              100          98,500
Time Warner Telecom LLC,
Sr Note 07-15-08                                                9.750          B-               100         102,000
Tritel PCS, Inc.,
Sr Disc Note, Step Coupon
(12.75%, 05-15-04)
05-15-09 (A) (R)                                                 Zero          B3               100          54,500
VersaTel Telecom International N.V.,
Sr Note (Netherlands)
05-15-08 (Y)                                                   13.250          B-               100         103,500
Viatel, Inc.,
Sr Note 04-15-08                                               11.250          B-               350         355,250
Winstar Equipment Corp.,
Sec Note 03-15-04                                              12.500          CCC+             100         104,500
                                                                                                          ---------
                                                                                                          5,291,573
                                                                                                          ---------
Transportation (1.41%)
Continental Airlines, Inc.,
Note 12-15-05                                                   8.000          BB-              100          97,750
Fine Air Services Corp.,
Sr Sub Note 06-01-08                                            9.875          B                100          90,000
RailWorks Corp.,
Sr Sub Note 04-15-09 (R)                                       11.500          B                100         100,500
                                                                                                          ---------
                                                                                                            288,250
                                                                                                          ---------
Utilities (2.18%)
Calpine Corp.,
Sr Note 04-01-08                                                7.875          BB               100          95,500
Midland Funding Corp. II,
Deb Ser A 07-23-05                                             11.750          BB               100         114,000
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico)
11-15-09 (R) (Y)                                                9.625          BB               100          85,000
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                           8.770          BBB              145         151,470
                                                                                                          ---------
                                                                                                            445,970
                                                                                                          ---------
TOTAL BONDS
(Cost $19,906,316)                                                                          (94.06%)     19,238,643
                                                                                            -------     -----------

                                                                                      NUMBER OF
                                                                                 SHARES OR WARRANTS
                                                                                 ------------------
COMMON STOCKS
KLM Royal Dutch Airlines N.V.,
(Netherlands)                                                                                  517           14,767
Nextel Communications, Inc. (Class A)**                                                        232           11,644
Northeast Utilities**                                                                        6,000          106,125
Viatel, Inc.**                                                                                 795           44,619
                                                                                                        -----------
TOTAL COMMON STOCK
(Cost $127,714)                                                                             (0.87%)         177,155
                                                                                           -------      -----------
PREFERRED STOCKS AND WARRANTS
Allegiance Telecom Inc., Warrant**                                                             250           10,750
American Mobile Satellite Corp.,
Warrant (R)**                                                                                  100                0
CapStar Communications, Inc., 12.00%,
Preferred Stock                                                                                599           70,083
Comunicacion Celular S.A., Warrant
(Colombia)**                                                                                 1,000            5,000
DIVA Systems Corp., Warrant**                                                                  750            1,500
DTI Holdings Inc., Warrant**                                                                   750                8
Loral Space & Communications Ltd.,
Warrant**                                                                                      100            1,000
NEXTLINK Communications Inc., 14.00%,
Preferred Stock                                                                              1,906           97,206
VersaTel Telecom B.V., Warrant (R)**                                                           100            5,000
                                                                                                        -----------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $188,194)                                                                             (0.93%)         190,547
                                                                                           -------      -----------

                                                                           INTEREST     PAR VALUE
                                                                             RATE     (000s OMITTED)
                                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.65%)
Investment in a joint repurchase agreement
transaction with SBC Warburg, Inc. - Dated
06-30-99, due 07-01-99
(Secured by U.S. Treasury Bonds,
9.875% due 11-15-15 and 11.250%
due 02-15-15) - Note B                                                       4.800%            747          747,000
                                                                                                        -----------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                                              781
                                                                                                        -----------
TOTAL SHORT-TERM INVESTMENTS                                                                (3.65%)         747,781
                                                                                           -------      -----------
TOTAL INVESTMENTS                                                                          (99.51%)      20,354,126
                                                                                           -------      -----------
OTHER ASSETS AND LIABILITIES, NET                                                           (0.49%)          99,347
                                                                                           -------      -----------
TOTAL NET ASSETS                                                                          (100.00%)     $20,453,473
                                                                                           =======      ===========

  * Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

  + These securities having an aggregate value of $203,000 or 0.99% of the Fund's net assets, have been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian
    Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $208,400 of United States Treasury Bonds, 9.25%, 02-15-16 has been segregated to cover the forward commitment.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro denominated.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $3,424,623 or 16.74% of the Fund's net assets as of June 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(Z) A portion of this security has been deposited in a segregated account to cover margin requirements on open financial futures contracts -- Note B.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration
June 30, 1999 (Unaudited)
-------------------------------------------------------------------------
The V.A. Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at June 30, 1999 assigned to country categories.

                                                 MARKET VALUE AS A %
COUNTRY DIVERSIFICATION                          OF FUND NET ASSETS
-----------------------                          ------------------
Australia                                               0.72%
Canada                                                  4.96
Colombia                                                0.37
Costa Rica                                              0.12
France                                                  0.96
Germany                                                 1.24
Mexico                                                  0.67
Netherlands                                             1.09
New Zealand                                             0.45
Panama                                                  0.24
Spain                                                   0.55
United Kingdom                                         10.71
United States                                          77.43
                                                       -----
                             TOTAL INVESTMENTS         99.51%
                                                       =====

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

QUALITY DISTRIBUTION
---------------------
AAA                                                    33.98
AA                                                      0.55
A                                                       0.91
BBB                                                     0.74
BB                                                      9.37
B                                                      46.51
CCC                                                     1.97
CC                                                      0.03
                                                       -----
                             TOTAL BONDS               94.06%
                                                       =====

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ORGANIZATION

John Hancock V.A. Financial Industries Fund ("V.A. Financial Industries Fund"), John Hancock V.A. 500 Index Fund ("V.A. 500 Index Fund"), John Hancock V.A. International Fund ("V.A. International Fund"), John Hancock V.A. Large Cap Growth Fund ("V.A. Large Cap Growth Fund"), John Hancock V.A. Mid Cap Growth Fund ("V.A. Mid Cap Growth Fund"), John Hancock V.A. Regional Bank Fund ("V.A. Regional Bank Fund"), John Hancock V.A. Small Cap Growth Fund ("V.A. Small Cap Growth Fund"), John Hancock V.A. Core Equity Fund ("V.A. Core Equity Fund"), John Hancock V.A. Large Cap Value Fund ("V.A. Large Cap Value Fund"), John Hancock V.A. Sovereign Investors Fund ("V.A. Sovereign Investors Fund"), John Hancock V.A. Bond Fund ("V.A. Bond Fund"), John Hancock V.A. High Yield Bond Fund ("V.A. High Yield Bond
Fund), John Hancock V.A. Money Market Fund ("V.A. Money Market Fund") and John Hancock V.A. Strategic Income Fund ("V.A. Strategic Income Fund"), (each a "Fund," collectively, the "Funds") are separate series of John Hancock Declaration Trust (the "Trust") an open-end management investment company, registered under the Investment Company Act of 1940. Prior to October 1, 1998, V.A. Bond Fund was known as John Hancock V.A. Sovereign Bond Fund. Prior to May 1, 1999, V.A. Large Cap Growth Fund was known as John Hancock V.A. Growth Fund, V.A. Mid Cap Growth Fund was known as John Hancock V.A. Special Opportunities Fund, V.A. Small Cap Growth Fund was known as John Hancock V.A. Emerging Growth Fund, V.A. Core Equity Fund was known as John Hancock V.A. Independence Equity Fund and V.A. Large Cap Value Fund was known as John Hancock Growth and Income Fund. The Trust, organized as a Massachusetts business trust in 1995, consists of fourteen different series at June 30, 1999. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within its respective Fund. The Trustees may authorize the creation of additional series from time to time to satisfy various investment objectives. An insurance company issuing a Variable Contract that participates in the Trust will vote shares of the Funds held by the insurance company's separate accounts as required by law. In accordance with current law and interpretations thereof, participating insurance companies are required to request voting instructions from policy owners and must vote shares of the Funds in proportion to the voting instructions received.

The investment objective of the V.A. Financial Industries Fund is to seek capital appreciation by investing primarily in equity securities of financial services companies throughout the world. The investment objective of the V.A. 500 Index Fund is to provide investment results that correspond to the total return performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). The investment objective of the V.A. International Fund is to seek long-term growth of capital by investing primarily in equity securities of foreign companies and governments. The investment objective of the V.A. Large Cap Growth Fund is to seek long-term capital appreciation by investing primarily in common stocks of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The investment objective of the V.A. Mid Cap Growth Fund is to seek long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers in various economic sectors. The investment objective of the V.A. Regional Bank Fund is to seek long-term capital appreciation by investing primarily in regional banks and lending institutions. The investment objective of the V.A. Small Cap Growth Fund is to seek long-term growth of capital by primarily investing in emerging growth companies with market capitalizations of no more than $1 billion. The investment objective of the V.A. Core Equity Fund is to seek above-average total return, consisting of capital appreciation and income, by focusing on stocks of companies that management believes are undervalued and have improving fundamentals over both the intermediate and long-term. The investment objective of the V.A. Large Cap Value Fund is to seek the highest total return (capital appreciation plus current income) that is consistent with reasonable safety of capital. The investment objective of the V.A. Sovereign Investors Fund is to seek long-term growth of capital and income without assuming undue market risks by investing primarily in common stocks of seasoned companies in sound financial condition with a long record of paying increasing dividends. The investment objective of the V.A. Bond Fund is to seek a high level of current income consistent with prudent investment risk by investing primarily in a diversified portfolio of investment-grade fixed-income securities of U.S. and foreign issuers, although the Fund may invest up to 25% of its total assets in lower-rated, high-yield, high-risk, fixed-income securities. The investment objective of the V.A. High Yield Bond Fund is to seek maximum current income without assuming undue risk, investing primarily in lower-rated, higher-yielding debt securities. The investment objective of the V.A. Money Market Fund is to seek maximum current income consistent with capital preservation and liquidity by investing only in high-quality money market instruments. The investment objective of the V.A. Strategic Income Fund is to seek a high level of current income by investing primarily in foreign government and corporate fixed-income securities, U.S. government securities and lower-rated, high-yield, high-risk, fixed-income securities of U.S. issuers.

NOTE B -
ACCOUNTING POLICIES

VALUATION OF INVESTMENTS Securities in the Funds' portfolios (except for the V.A. Money Market Fund) are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation." The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

The V.A. Money Market Fund's portfolio of securities is valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest-bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes.

For federal income tax purposes, the following funds had capital loss carryforwards available. These carryforwards are available to offset future net realized capital gains to the extent provided by regulations. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

                                    CAPITAL LOSS          CAPITAL LOSS          CAPITAL LOSS
                                    CARRYFORWARD          CARRYFORWARD          CARRYFORWARD
FUND                            EXPIRING 12/31/2004   EXPIRING 12/31/2005   EXPIRING 12/31/2006
----                            -------------------   -------------------   -------------------
V.A. Financial Industries Fund        $    --               $     --               $     --
V.A. 500 Index Fund                        --                     --                     --
V.A. International Fund                    --                     --                187,201
V.A. Large Cap Growth Fund                 --                189,103                     --
V.A. Mid Cap Growth Fund                   --                     --                 91,390
V.A. Regional Bank Fund                    --                     --                     --
V.A. Small Cap Growth Fund             18,937                167,088                467,575
V.A. Core Equity Fund                      --                     --                     --
V.A. Large Cap Value Fund                  --                     --                     --
V.A. Sovereign Investors Fund              --                     --                157,877
V.A. Bond Fund                             --                     --                     --
V.A. High Yield Bond Fund                  --                     --                145,743
V.A. Money Market Fund                     --                     --                     --
V.A. Strategic Income Fund                 --                     --                     --


DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds are notified of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Funds. Actual results could differ from these estimates.

ORGANIZATION EXPENSES Any expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that commenced with the investment operations of each applicable Fund.

BANK BORROWINGS The Funds (except V.A. Money Market Fund) are permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Funds to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Funds had no borrowing activity for the period ended June 30, 1999.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds (except for the V.A. Core Equity Fund, V.A. 500 Index Fund, V.A. Sovereign Investors Fund and V.A. Money Market Fund) may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of each Fund's daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Funds' Statements of Assets and Liabilities.

The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which they intend to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open forward foreign currency exchange contracts for the Trust at June 30, 1999, were as follows:

                             PRINCIPAL AMOUNT    EXPIRATION    UNREALIZED
CURRENCY                   COVERED BY CONTRACT      MONTH     APPRECIATION
--------                   -------------------   ----------   ------------
V.A. INTERNATIONAL FUND
Buys
Japanese Yen                      2,580,432        JULY 99          $23
                                                                =======

Sells
Danish Krone                         67,682        JULY 99           $9
Euro Currency                        91,570        JULY 99           65
Pound Sterling                       36,551        JULY 99          134
Swiss Franc                          35,157        JULY 99           60
                                                                -------
                                                                   $268
                                                                =======

V.A. LARGE CAP VALUE FUND
Sells
Japanese Yen                      3,705,446        SEPT 99       $1,010
                                                                =======

V.A. HIGH YIELD BOND FUND
Sells
Euro Currency                       202,604        JULY 99       $9,036
Euro Currency                        33,209        SEPT 99          516
Japanese Yen                     12,286,559        SEPT 99        3,152
Pound Sterling                       44,285        JULY 99        1,648
Pound Sterling                       55,500         AUG 99        1,857
                                                                -------
                                                                $16,209
                                                                =======

V.A. STRATEGIC INCOME FUND
Sells
Canadian Dollar                      95,625         AUG 99       $1,040
Canadian Dollar                     778,935        SEPT 99        2,459
Euro Currency                       521,860        JULY 99       12,227
Euro Currency                        79,802         AUG 99        1,616
Euro Currency                       408,585        SEPT 99        4,901
Pound Sterling                       61,758        JULY 99        1,720
Pound Sterling                      108,500         AUG 99        4,291
Pound Sterling                      447,411        SEPT 99       12,631
                                                                -------
                                                                $40,885
                                                                =======

FINANCIAL FUTURES CONTRACTS The Funds (except V.A. Money Market Fund) may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Funds instruments. At the time each Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Funds as unrealized gains or losses.

When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Funds could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

Open financial futures contracts for the Trust at June 30, 1999 were as follows:

                                      OPEN                            UNREALIZED
EXPIRATION                         CONTRACTS             POSITION    APPRECIATION
----------                      ---------------------   ----------   ------------
V.A. 500 INDEX FUND
SEPT 99                         4 S&P 500                 Long          $55,126
                                                                        =======

V.A. STRATEGIC INCOME FUND
SEPT 99                         4 U.S. Treasury Notes     Long           $8,097
                                                                        =======

At June 30, 1999, the V.A. 500 Index Fund had deposited $75,000 in a segregated account to cover margin requirements on open financial futures contracts. The V.A. Strategic Income Fund had deposited in a segregated account, $10,000 par value of U.S. Treasury Bond, 8.125%, 08-15-19, to cover margin requirements on open financial futures contracts.

OPTIONS The Funds (except V.A. Money Market Fund) may purchase options contracts. Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Funds may use option contracts to manage their exposure to changing security prices. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Funds' Statements of Assets and Liabilities.

There were no written option transactions for the period ended June 30, 1999, for the Funds.

NOTE C -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

FUND                              RATE
----                              ----
V.A. Financial Industries Fund    0.80% of average daily net assets
V.A. 500 Index Fund               0.35% of average daily net assets
V.A. International Fund           0.90% of average daily net assets
V.A. Large Cap Growth Fund        0.75% of average daily net assets
V.A. Mid Cap Growth Fund          0.75% of average daily net assets
V.A. Regional Bank Fund           0.80% of average daily net assets
V.A. Small Cap Growth Fund        0.75% of average daily net assets
V.A. Core Equity Fund             0.70% of average daily net assets
V.A. Large Cap Value Fund         0.60% of average daily net assets
V.A. Sovereign Investors Fund     0.60% of average daily net assets
V.A. Bond Fund                    0.50% of average daily net assets
V.A. High Yield Bond Fund         0.60% of average daily net assets
V.A. Money Market Fund            0.50% of average daily net assets
V.A. Strategic Income Fund        0.60% of average daily net assets

John Hancock Advisers International Limited ("JHAI") serves as the sub-adviser to the V.A. International Fund pursuant to a sub-advisory agreement among the Fund, the Adviser, and JHAI. JHAI was formed in 1987 and is a wholly owned subsidiary of the Adviser. JHAI provides international investment research and advisory services to investment companies and institutional clients. The Adviser pays a portion of its advisory fee from the V.A. International Fund to JHAI at the following rate: 70% of the advisory fee payable by the Fund.

Independence Investment Associates, Inc. ("IIA") serves as the sub-adviser to the V.A. Core Equity Fund pursuant to a separate sub-advisory agreement among the Fund, the Adviser, and IIA. IIA was organized in 1982 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). IIA provides investment advice and advisory services to investment companies and institutional accounts. The Adviser pays a portion of its advisory fee from the V.A. Core Equity Fund to IIA at the following rate: 55% of the advisory fee payable by the Fund.

The V.A. 500 Index Fund has an agreement with Standard & Poor's ("S & P") to license certain trademarks and trade names of S & P and of the S & P 500 Index, which is determined, composed and calculated by S & P without regard to the Adviser or the V.A. 500 Index Fund. (Requisite disclosure regarding the use of the Standard & Poor's name is included in the Trust's prospectus.)

Effective February 10, 1997, the Adviser agreed to limit its management fee on the V.A. 500 Index Fund to 0.10% of the Fund's average daily net assets. The Adviser may terminate this limitation in the future.
Accordingly for the period ended June 30, 1999, the reduction in the Fund's management fee amounted to $37,279.

The Adviser has voluntarily agreed to limit each Fund's expenses, excluding the management fee (except V.A. 500 Index Fund), to 0.25% of each Fund's average daily net assets. Accordingly, the reductions in expenses for the period ended June 30, 1999 due to this limitation were as follows:

FUND                                              FEE REDUCTION
----                                              -------------
V.A. Financial Industries Fund                       $    --
V.A. 500 Index Fund                                   18,602
V.A. International Fund                               35,854
V.A. Large Cap Growth Fund                             4,920
V.A. Mid Cap Growth Fund                              17,746
V.A. Regional Bank Fund                                   --
V.A. Small Cap Growth Fund                            19,596
V.A. Core Equity Fund                                  1,059
V.A. Large Cap Value Fund                                 --
V.A. Sovereign Investors Fund                             --
V.A. Bond Fund                                        16,016
V.A. High Yield Bond Fund                              5,302
V.A. Money Market Fund                                    --
V.A. Strategic Income Fund                             1,059

The Adviser reserves the right to terminate this limitation in the future.

The Funds have an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Funds.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Funds. The compensation of unaffiliated Trustees is borne by the Funds. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover their liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Funds.

The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned the following shares of beneficial interest of the Funds as of June 30, 1999:

FUND                                       SHARES OF BENEFICIAL INTEREST
----                                       -----------------------------
V.A. Financial Industries Fund                            --
V.A. 500 Index Fund                                       --
V.A. International Fund                              215,007
V.A. Large Cap Growth Fund                           100,000
V.A. Mid Cap Growth Fund                              50,023
V.A. Regional Bank Fund                               50,728
V.A. Small Cap Growth Fund                           100,201
V.A. Core Equity Fund                                     --
V.A. Large Cap Value Fund                             50,671
V.A. Sovereign Investors Fund                             --
V.A. Bond Fund                                       121,823
V.A. High Yield Bond Fund                            229,677
V.A. Money Market Fund                               113,216
V.A. Strategic Income Fund                           474,018

NOTE D -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities for the Funds, excluding short-term securities, during the period ended June 30, 1999, were as follows:

FUND                                    PURCHASES         SALES
----                                   -----------     -----------
V.A. Financial Industries Fund         $12,411,167     $13,391,587
V.A. 500 Index Fund                      5,374,870         247,839
V.A. International Fund                  3,299,191       3,318,654
V.A. Large Cap Growth Fund              21,731,637      15,608,318
V.A. Mid Cap Growth Fund                 2,163,989       1,825,649
V.A. Regional Bank Fund                  7,417,239       4,509,362
V.A. Small Cap Growth Fund               5,037,240       4,643,898
V.A. Core Equity Fund                   22,460,533      12,241,781
V.A. Large Cap Value Fund               26,358,915      18,918,665
V.A. Sovereign Investors Fund
     U.S. Government Securities          1,028,614              --
     Other Investments                  10,347,734       5,552,676
V.A. Bond Fund
     U.S. Government Securities          7,611,151       8,056,765
     Other Investments                  13,012,572      11,464,377
V.A. High Yield Bond Fund
     U.S. Government Securities                 --              --
     Other Investments                   7,725,607       6,862,519
V.A. Strategic Income Fund
     U.S. Government Securities          1,783,082         552,769
     Other Investments                   7,494,677       4,565,858


At June 30, 1999, the cost (excluding the corporate savings accounts) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:


                                                           GROSS           GROSS        NET UNREALIZED
                                         AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION/
FUND                                       COST         APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                                    -----------     ------------    ------------      ----------
V.A. Financial Industries Fund          $47,306,659      $7,706,954      $1,818,782      $5,888,172
V.A. 500 Index Fund                      26,054,917       9,339,579         767,580       8,571,999
V.A. International Fund                   6,301,029       1,071,240         295,863         775,377
V.A. Large Cap Growth Fund               14,821,043       2,591,547          93,846       2,497,701
V.A. Mid Cap Growth Fund                  2,271,687         403,810          83,114         320,696
V.A. Regional Bank Fund                  23,360,264       1,576,137       1,255,162         320,975
V.A. Small Cap Growth Fund                7,280,282       3,147,868         339,535       2,808,333
V.A. Core Equity Fund                    33,693,794       7,246,313         954,707       6,291,606
V.A. Large Cap Value Fund                22,269,671       5,476,843         666,804       4,810,039
V.A. Sovereign Investors Fund            38,123,391       7,033,516         603,119       6,430,397
V.A. Bond Fund                           12,142,882          29,845         316,426        (286,581)
V.A. High Yield Bond Fund                10,210,763         257,487       1,225,056        (967,569)
V.A. Money Market Fund                   22,465,839              --              --              --
V.A. Strategic Income Fund               21,195,774         244,473       1,086,902        (842,429)


NOTE E -
REORGANIZATION

On March 18, 1999, the shareholders of John Hancock V.A. World Bond Fund (VAWBF) approved a plan of reorganization between VAWBF and V.A. Strategic Income Fund, providing for the transfer of substantially all of the assets and liabilities of VAWBF to V.A. Strategic Income Fund in exchange solely for shares of V.A. Strategic Income Fund. The acquisition of VAWBF was accounted for as a tax free exchange of shares of V.A. Strategic Income (valued at $2,569,836) for the 253,313 shares of VAWBF, including $17,012 of unrealized depreciation, after the close of business on March 26, 1999.


Dividend Increases (Unaudited)
Listed below are the most recent dividend increases for the common stocks held in the V.A. Sovereign Investors Fund as of June 30, 1999.
-------------------------------------------------------------------------

                                                     PERCENT OF
COMPANY                                           DIVIDEND INCREASE
-------                                           -----------------
Abbott Laboratories                                     11.1%
AFLAC Corp.                                             13.0
Air Products & Chemicals, Inc.                          13.3
Albertson's, Inc.                                        6.3
ALLTEL Corp.                                             5.2
American Home Products Corp.                             4.7
American International Group, Inc.                      12.0
Ameritech Corp.                                          5.8
Automatic Data Processing, Inc.                         15.1
Bank of America Corp.                                   18.4
Banc One Corp.                                          10.0
Baxter International, Inc.                               3.0
Bell Atlantic Corp.                                      4.1
Bemis Co., Inc.                                         10.0
Bestfoods, Inc.                                          9.1
Bristol-Myers Squibb Co.                                10.3
CenturyTel, Inc.                                         5.4
Chevron Corp.                                            5.2
Citigroup, Inc.                                         44.0
Dayton Hudson Corp.                                     12.5
Dover Corp.                                             10.5
DuPont (E.I.) De Nemours & Co.                          11.1
Emerson Electric Co.                                    10.2
Fannie Mae                                               8.7
First Tennessee National Corp.                          15.2
Flowers Industries, Inc.                                 2.1
Gannett Co., Inc.                                        5.3
General Electric Co.                                    16.7
Grainger (W.W.), Inc.                                   11.1
Hasbro, Inc.                                            20.0
Hewlett-Packard Co.                                     14.3
Home Depot, Inc. (The)                                  20.0
Honeywell, Inc.                                          3.6
Interpublic Group of Companies, Inc. (The)              15.4
Johnson & Johnson                                       13.6
Johnson Controls, Inc.                                   8.7
Leggett & Platt, Inc.                                    6.7
Lowe's Cos., Inc.                                        9.1
Masco Corp.                                              4.8
McDonald's Corp.                                         9.1
McGraw-Hill Cos., Inc.                                   8.3
Merck & Co., Inc.                                       20.0
Minnesota Mining & Manufacturing Co.                     3.8
Mobil Corp.                                              7.5
Pentair, Inc.                                            6.7
PepsiCo, Inc.                                            4.0
Philip Morris Cos., Inc.                                10.0
Pitney Bowes, Inc.                                      12.5
Questar Corp.                                            4.8
ReliaStar Financial Corp.                               19.4
Royal Dutch Petroleum Co.                                9.2
RPM, Inc.                                                4.9
SBC Communications, Inc.                                 4.5
Schering-Plough Corp.                                   15.8
Sigma - Aldrich Corp.                                    3.6
SunTrust Banks, Inc.                                     9.3
SYSCO Corp.                                             11.1
UNUM Corp.                                               3.5
Wal-Mart Stores, Inc.                                   14.8
Warner-Lambert Co.                                       7.9
Wells Fargo Co.                                         12.1
                                                        ----
The average dividend increase for this group was        10.3%
                                                        ====


Historical Data (Unaudited)

The table below shows the record for the V.A. Sovereign Investors
Fund during the past periods.
-----------------------------------------------------------------

                                 PER SHARE
YEAR        -----------------------------------------------------
ENDED          SHARES      DIVIDENDS    NET ASSET   CAPITAL GAINS
DEC. 31     OUTSTANDING   FROM INCOME     VALUE     DISTRIBUTION
-------     -----------   -----------     ------    -------------
1996(1)        103,482       $0.07        $10.74       $0.02
1997           896,718        0.18         13.59        0.01
1998         2,188,296        0.25         15.61          --
1999(2)      2,679,516        0.12         16.40          --

(1) For the period from commencement of operations on August 29, 1996 to December 31, 1996.
(2) For the period ended June 30, 1999.



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Declaration Trust. It may be used as sales literature when preceded or
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objectives and operating policies.


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DECSA  6/99
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